UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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ExlService Holdings, Inc.
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320 Park Avenue, 29th Floor New York, NY 10022 (212) 277-7100

Dear Stockholder,

2022 was a year marked by disruption and transformation. At EXL, we viewed this as an opportunity. We developed innovative solutions to harness our clients’ data and gain a competitive advantage. Their successes led to our success.

Our headline earnings numbers tell part of the story. In 2022, we generated strong growth across both Analytics and Digital Operations and Solutions. Our 2022 revenue was 1.41 billion, representing growth of 26% over 2021. We also grew adjusted EPS to $6.02, up 25% from $4.83 in 2021.

Our achievements in 2022 are rooted in our unique data-driven capabilities to improve our clients’ operations through digital solutions, enable better decision-making through advanced analytics, and embed intelligence in their workflows through machine learning, AI and automation. Every business today is being challenged to do more with less while customer expectations for speed, personalization and seamless integration continue to expand. EXL harnesses the power of data to help our clients meet those challenges. These data-driven efforts help our clients react faster, reduce costs and build stronger customer experiences. Going forward, we believe this strategy will continue to grow the success of our clients and our success.

Our ability to execute this strategy is a testament to our talented and steadily growing team of more than 45,400 people, as well as our culture of learning, diversity and experience. Our employees’ creativity and dedication allow EXL to meet market demand and keep pace with our clients’ evolving requirements. In 2022, our employees continued to enhance their expertise, collectively investing more than 509,000 hours in developing their professional skills, functional and leadership capabilities and domain expertise. We achieved more than 8,000 specializations across key areas, such as cloud, analytics and artificial intelligence solution architecture, among others.

This year’s Proxy Statement continues to highlight progress on our environmental, social and governance (ESG) efforts, which we view as integral to our corporate strategy. In 2022, we made strides toward our transition to sustainable energy and gave back to more than 14,000 people in our communities around the world through volunteering in our signature community engagement initiatives, Skills to Win and Education as a Foundation. We also helped our clients make their businesses more sustainable through the use of cloud services, digital operations and solutions resulting in paper reduction and analytics to meet compliance and risk objectives. We continuously improve on our corporate governance – in 2022, by allocating formal oversight over ESG-related controls and disclosures to our Audit Committee, and by carrying through our board refreshment philosophy to promote the diversity of backgrounds, skills and professional experience among our directors necessary to oversee our evolving corporate strategy, while continuing to hold regular conversations with our stockholders on governance-related topics through our stockholder engagement program. We are proud of this progress, and the external recognitions we received for these efforts, including for the second year as one of America’s Most Responsible Companies by Newsweek and Statista, Inc., and for the second year as one of Barron’s 100 Most Sustainable Companies and a Gold rating from EcoVadis. You can read more about our commitment to ESG issues on our website, in our Sustainability Report and in the “Sustainability” section of this Proxy Statement.

2	/	EXL 2023 Proxy Statement

Finally, we would like to thank Anne Minto and Clyde Ostler who will be retiring from our board of directors following our 2023 Annual Meeting of Stockholders. Anne served on EXL’s board for 10 years and Clyde has been on our board since 2007. Both have played key roles in guiding our company to its current position. We would also like to welcome Andreas Fibig, a seasoned global executive with a strong record of innovation across industries and geographies, who joined EXL’s board as an independent director in January 2023, and is standing for reelection at the 2023 Annual Meeting of Stockholders.

On behalf of the board of directors of ExlService Holdings, Inc., we are pleased to invite you to the 2023 Annual Meeting of Stockholders, which will be held on June 20, 2023. We look forward to sharing more about our Company at the Annual Meeting. We encourage you to carefully read the attached 2023 Annual Meeting of Stockholders and Proxy Statement, which contains important information about the matters to be voted upon and instructions on how you can vote your shares.

Your vote is important to us. Please vote as soon as possible whether or not you plan to participate in the Annual Meeting.

The board of directors and management look forward to your attendance at the Annual Meeting.

Sincerely,

Vikram Pandit Chairman	Rohit Kapoor Vice Chairman and CEO

EXL 2023 Proxy Statement	/	3

Notice of 2023 Annual Meeting of Stockholders

Dear Stockholder:

You are cordially invited to the 2023 Annual Meeting of Stockholders of ExlService Holdings, Inc., a Delaware corporation (the “Company”), for the purposes of voting on the following matters:

1.	the election of seven members of the board of directors of the Company;

2.	the ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for fiscal year 2023;

3.	the approval, on a non-binding advisory basis, of the compensation of the named executive officers of the Company;

4.

the determination, on a non-binding advisory basis, of how frequently the stockholders should hold a non-binding advisory vote to approve the compensation of the named executive officers of the Company;

5.

the approval of an amendment to our Amended and Restated Certificate of Incorporation to effect a 5-for-1 “forward” stock split with a corresponding increase in the authorized number of shares of our common stock;

6.

the approval of an amendment to our Amended and Restated Certificate of Incorporation to allow for the removal of directors with or without cause by the affirmative vote of holders of a majority of the total outstanding shares of common stock; and

7.	the transaction of such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

We will hold our Annual Meeting in virtual format only, via live audio webcast (rather than at any physical location) on June 20, 2023 at 8:30 AM, Eastern Time. Our virtual meeting platform will allow for full participation as if you were attending physically. You or your proxyholder may participate, vote, and examine our stockholder list at the Annual Meeting by visiting www.virtualshareholdermeeting.com/EXLS2023 and using your 16-digit control number.

If you are a stockholder of record at the close of business on April 21, 2023, the record date for the Annual Meeting, you are entitled to vote at the Annual Meeting. A list of stockholders as of the record date will be available for examination for any purpose germane to the Annual Meeting, during ordinary business hours, at the Company’s executive offices at 320 Park Avenue, 29th Floor, New York, New York 10022, for a period of 10 days prior to the date of the Annual Meeting and at the Annual Meeting itself. If our corporate headquarters are closed during the 10 days prior to the Annual Meeting, you may send a written request to the Corporate Secretary at our corporate headquarters, and we will arrange a method for you to inspect the list. The list of stockholders will also be available during the Annual Meeting at www.virtualshareholdermeeting.com/EXLS2023.

Please note the technical requirements for virtual attendance at the Annual Meeting, as described in the enclosed Proxy Statement beginning on page 128 under the heading “Annual Meeting Q&A.”

Pursuant to rules promulgated by the Securities and Exchange Commission, we are providing access to our proxy materials over the Internet. On or about April 28, 2023, we will mail a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) to each of our stockholders of record and beneficial owners at the close of business on the record date. On the date of mailing of the

4	/	EXL 2023 Proxy Statement

Internet Notice, all stockholders and beneficial owners will have the ability to access all of the proxy materials on a website referred to in the Internet Notice. These proxy materials will be available free of charge.

Whether or not you expect to attend the Annual Meeting, the Company encourages you to promptly vote and submit your proxy (i) by Internet (by following the instructions provided in the Internet Notice), (ii) by phone (by following the instructions provided in the Internet Notice) or (iii) by requesting that proxy materials be sent to you by mail that will include a proxy card that you can use to vote by completing, signing, dating and returning the proxy card in the prepaid postage envelope provided. Voting by proxy will not deprive you of the right to attend the Annual Meeting or to vote your shares. You can revoke a proxy at any time before it is exercised by voting at the Annual Meeting, by delivering a subsequent proxy or by notifying the inspector of elections in writing of such revocation prior to the Annual Meeting. YOUR SHARES CANNOT BE VOTED UNLESS YOU EITHER (I) VOTE BY USING THE INTERNET, (II) VOTE BY PHONE, (III) REQUEST PROXY MATERIALS BE SENT TO YOU BY MAIL AND THEN USE THE PROXY CARD PROVIDED BY MAIL TO CAST YOUR VOTE BY COMPLETING, SIGNING AND RETURNING THE PROXY CARD BY MAIL OR (IV) ATTEND THE ANNUAL MEETING AND VOTE.

By Order of the Board of Directors

Ajay Ayyappan

Executive Vice President, General Counsel and Corporate Secretary

New York, New York

April 28, 2023

EXL 2023 Proxy Statement	/	5

2023 Proxy Statement

2023 Proxy Statement Summary	7

Stock ownership of directors, executive officers and certain beneficial owners	111

Certain relationships and related person transactions	113

Audit Committee Report	114

Proposal 1 — Election of directors	115

Proposal 2 — Ratification of the appointment of independent registered public accounting firm	117

Proposal 3 — Advisory (non-binding) vote to approve executive compensation	119

Proposal 4 — Advisory (non-binding) vote on how frequently stockholders should vote to approve compensation of the named executive officers	121

Proposal 5 — Approval of an Amendment to our Amended and Restated Certificate of Incorporation to effect a 5-for-1 “forward” stock split with a corresponding increase in the authorized number of shares of our common stock	122

Proposal 6 — Approval of an Amendment to our Amended and Restated Certificate of Incorporation to allow for the removal of directors with or without cause by the affirmative vote of holders of a majority of the total outstanding shares of common stock	125

Miscellaneous	126

Stockholder proposals and director nominations for the 2024 Annual Meeting	126

Annual Meeting Q&A	128

Other matters	134

6	/	EXL 2023 Proxy Statement

2023 Proxy Statement summary

2023 Proxy Statement summary

Summary

Below is a summary of select components of this Proxy Statement, including information regarding this year’s stockholder meeting, nominees for our board of directors, summary of our business, performance highlights and selective executive compensation information. This summary does not contain all of the information that you should consider prior to submitting your proxy, and you should review the entire Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the “2022 Form 10-K”). We refer to the fiscal year ended December 31, 2022 as “fiscal year 2022,” “fiscal 2022,” and “2022.”

Meeting agenda, voting matters and recommendations*

Voting proposal item	Board vote recommendation

1. Election of directors	FOR the election of each nominee (pg. 115)

Required vote: Affirmative vote of a majority of votes cast

2. Ratification of appointment of independent registered public accounting firm	FOR (pg. 117)

Required vote: Affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote

3. Advisory (non-binding) Say-on-Pay vote to approve executive compensation	FOR (pg. 119)

Required vote: Affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote

4. Advisory (non-binding) Say-on-Frequency vote on the frequency of the Say-on-Pay vote	EVERY YEAR (pg. 121)

Required vote: The option receiving the affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote

5. Charter amendment to effect a 5-for-1 “forward” stock split with a corresponding increase in the authorized number of shares of our common stock	FOR (pg. 122)

Required vote: Affirmative vote of a majority of the outstanding shares of our common stock entitled to vote

6. Charter amendment to allow removal of directors with or without cause by the affirmative vote of holders of a majority of the total outstanding shares of common stock	FOR (pg. 125)

Required vote: Affirmative vote of at least 66 2/3% of the outstanding shares of our common stock entitled to vote
* Virtual attendance at our Annual Meeting will constitute presence in person for purposes of quorum and voting at the Annual Meeting.

Annual meeting information

Time and date:
8:30 AM (Eastern Time) June 20, 2023

Record date:
April 21, 2023

Place:
Virtual format only via live audio webcast

Voting:
Stockholders as of the Record Date are entitled to vote

Voting methods

Internet (pre-meeting):
www.proxyvote.com

Mail:
Follow instructions on the Internet notice

Phone:
Call the number listed on the Internet notice

Electronically:
Attend the Annual Meeting and vote electronically

If you are the beneficial owner of shares held in the name of a brokerage, bank, trust or other nominee as a custodian (also referred to as shares held in “street name”), your broker, bank, trustee or nominee will provide you with materials and instructions for voting your shares. See page 129 for additional details.

EXL 2023 Proxy Statement	/	7

2023 Proxy Statement summary

Our business

We are a leading data analytics and digital operations and solutions company that partners with clients to improve business outcomes and unlock growth. By bringing together deep domain expertise with robust data, powerful analytics, cloud, artificial intelligence (“AI”) and machine learning (“ML”), we create agile, scalable solutions and execute complex operations for the world’s leading corporations in industries including insurance, healthcare, banking and financial services, media, and retail, among others. Focused on driving faster decision making and transforming operating models, EXL was founded on the core values of innovation, collaboration, excellence, integrity and respect. Headquartered in New York, our team is over 45,400 strong, with more than 50 offices spanning six continents.

Company 3 year performance
	Revenue (Year-over-year growth %)

Revenue by segment information ($ in millions)	2020 YOY%		2021 YOY%		2022 YOY%
Insurance	$341.8	-1.3%	$382.0	11.8%	$448.7	17.5%
Healthcare	101.2	4.0%	112.4	10.9%	97.4	-13.4%
Emerging Business	152.7	-19.7%	167.2	9.5%	218.6	30.7%
Analytics	362.7	1.5%	460.7	27.0%	647.3	40.5%
Consolidated	$958.4	-3.3%	$1,112.3	17.1%	$1,412.0	25.8%

8	/	EXL 2023 Proxy Statement

2023 Proxy Statement summary

Income Statement highlights (fiscal year 2022)

Annual revenues

$1.41B in fiscal year 2022

▲ 25.8% from $1.12B in fiscal year 2021

Analytics revenue increase in 2022 of

40.5%

▲ 46% of total revenue, up from 41% in 2021

Digital operations and solutions revenue

15.6% increase in 2022

▲

Diluted EPS increase in 2022 of

26.1%

▲ from $3.35 to $4.23

We improved our net income attributable to stockholders by

24.6%

▲ from $114.8M to $143.0M

EXL 2023 Proxy Statement	/	9

2023 Proxy Statement summary

Balance Sheet highlights (as of December 31, 2022)

Our balance sheet remains strong.

Our cash and short-term investments at December 31, 2022 was **$298M**

Our debt was **$250M**

for a net cash position of **$48M**

Cash flow generated from operations in 2022 **$166M**

we returned capital to stockholders by repurchasing our shares of common stock at an aggregate purchase consideration of

$68.5M in 2022

Other highlights for 2022

Apx.

8,000

10	/	EXL 2023 Proxy Statement

2023 Proxy Statement summary

Total stockholder return

The graphs below compare our 1-year, 3-year and 5-year cumulative total stockholder return (“TSR”) as of December 31, 2022 with the median TSR for companies comprising Nasdaq, S&P 600 and our peer group.

1-Year TSR	3-Year TSR	5-Year TSR

EXL 2023 Proxy Statement	/	11

2023 Proxy Statement summary

Corporate governance highlights

The following information is based on our board profile immediately following our Annual Meeting (assuming the election of our seven director nominees), and reflects current board practices.

Corporate governance highlights

7 incumbent director nominees, all of whom are independent, except for our Vice Chairman and CEO

Diversity in age, ethnicity, gender and other important characteristics

Declassified board

Independent board chairman

Seasoned board of directors, with diverse experience, including in **human capital management, corporate sustainability, insurance, healthcare, utilities, consulting, banking and financial services, finance/accounting, global business and technology**

Board accountability

Majority voting standard for uncontested elections

Annual board- and committee-level evaluations

Robust executive and director equity ownership guidelines

Subject to approval at the Annual Meeting, directors can be removed without cause by holders of a majority of our common stock

Regularly-held executive session of non-management directors

Independent board of directors evaluation of CEO performance and compensation

Governance practices

Director training and education

Board risk oversight and assessment

Regular executive sessions

Simultaneous service restrictions

Equity ownership guidelines

Independent compensation consultant

Standing board committees composed solely of independent chairs and members

Active stockholder engagement program addressing strategy, performance and governance

Board committee oversight over sustainability efforts

12	/	EXL 2023 Proxy Statement

2023 Proxy Statement summary

Director qualifications

Our board of directors reflects an effective and diverse mix of skills, background and experience appropriate for our company and industry. Our directors have the following attributes:

Executive leadership experience

- Risk oversight/ management expertise
- Board experience
- Human capital management expertise
- Experience in environmental, social and governance matters
- Global experience
- Diverse backgrounds
- Finance and accounting expertise
- Client and industry expertise
- Strategic insight and broad business perspective
- Commitment to driving our growth and success

Commitment to accountability, excellence and continuous improvement

EXL 2023 Proxy Statement	/	13

2023 Proxy Statement summary

Nominees for election as directors

Name	Director since	Business Experience*	Committee membership

Vikram Pandit Chairman	October 2018	Chairman and Chief Executive Officer of Orogen Group; former Chairman of TGG Group and former Chief Executive Officer of Citigroup Inc.	Compensation and Talent Management Committee; Nominating and Governance Committee

Rohit Kapoor Vice Chairman	November 2002	Co-founded the Company in 1999; Vice Chairman and CEO of the Company since 2012	None

Andreas Fibig	January 2023	Former Chairman and CEO of International Flavors & Fragrances	Audit Committee; Nominating and Governance Committee

Som Mittal	December 2013	Former Chairman and President of NASSCOM; various corporate leadership roles in the IT industry including at Wipro, Compaq, Digital and HP	Compensation and Talent Management Committee; Nominating and Governance Committee

Kristy Pipes	January 2021	Former Chief Financial Officer of Deloitte Consulting; various leadership roles in the financial services industry, including at Transamerica Life Companies and First Interstate Bank of California	Audit Committee (Chair); Compensation and Talent Management Committee

Nitin Sahney	January 2016	Founder and Chief Executive Officer of Pharmacord, LLC; former President and CEO of Omnicare Inc.	Nominating and Governance Committee (Chair); Audit Committee

Jaynie Studenmund	September 2018

Former Chief Operating Officer of Overture Services, Inc.; former President & Chief Operating Officer, PayMyBills; former Executive
Vice President and Head of Consumer and Business Banking for First Interstate of California

Compensation and Talent Management Committee (Chair); Audit Committee
* A complete list of each nominee’s business experience and directorships is listed below beginning on page 20.

14	/	EXL 2023 Proxy Statement

2023 Proxy Statement summary

Director nominees - skills matrix

	Finance and accounting	Executive leadership	Public company governance	Analytics	Human capital management	Digital operations and solutions	Marketing	Global experience	Risk oversight and management	Information and cyber security	ESG	Mergers and acquisitions

Vikram Pandit	✓	✓	✓	✓	✓	✓		✓				✓

Rohit Kapoor	✓	✓	✓	✓	✓	✓	✓	✓	✓			✓

Andreas Fibig		✓	✓		✓		✓	✓			✓	✓

Som Mittal	✓	✓	✓		✓	✓		✓	✓	✓	✓

Kristy Pipes	✓	✓	✓	✓	✓			✓	✓	✓

Nitin Sahney	✓	✓	✓									✓

Jaynie Studenmund	✓	✓	✓	✓	✓	✓	✓	✓	✓		✓	✓

Board statistics*

Board tenure	Gender diversity	Age distribution

Board independence	Racial and ethnic diversity

* Following our Annual Meeting, assuming election of all nominees

EXL 2023 Proxy Statement	/	15

2023 Proxy Statement summary

Our purpose and core values

Sustainability

At EXL, we believe that there is always a better way; we look deeper, find it, and make it happen. This purpose informs our corporate culture, which, in turn, is rooted in our five core values. In line with our purpose, values and culture, we are committed to finding a better way through sustainability initiatives that are key to our long-term strategy and benefit our stockholders, clients, employees and communities. See “Sustainability” beginning on page 48 below for more details on our recent accomplishments in sustainability.

16	/	EXL 2023 Proxy Statement

2023 Proxy Statement summary

2022 Compensation highlights

Named Executive Officers

Name	Title

Rohit Kapoor	Vice Chairman and CEO

Maurizio Nicolelli	Executive Vice President and CFO

Vikas Bhalla	Executive Vice President and Business Head, Insurance

Vivek Jetley	Executive Vice President and Business Head, Analytics

Ankor Rai	Executive Vice President and Chief Digital Officer

2022 Standard annual compensation

Compensation component	Rohit Kapoor	Maurizio Nicolelli	Vikas Bhalla(3)	Vivek Jetley	Ankor Rai

Salary	$766,384	$483,822	$265,432	$440,164	$420,082

Non-equity incentive plan compensation	1,829,887	554,929	357,340	525,488	481,822

Equity awards (1)	8,356,213	1,810,865	1,964,960	1,862,689	1,553,192

Other compensation (2)	58,423	9,654	38,432	9,654	9,654

Total	$11,010,906	$2,859,270	$2,626,165	$2,837,996	$2,464,750

(1) Equity award values reflect equity grants in 2022 based on the grant date fair value of awards in accordance with FASB ASC Topic 718.

(2) For each named executive officer, this category includes, if applicable, his perquisites and personal benefits, hiring bonus, changes in pension value, Company-paid life insurance premiums and Company contributions to our 401(k) plan. A detailed discussion of the compensation components for each named executive officer for fiscal year 2022 is provided in the “Summary compensation table for fiscal year 2022” beginning on page 87.

(3) Mr. Bhalla is based in India. Certain of his compensation components, as described herein, are paid in Indian rupees (INR), and are converted for comparison purposes at 82.72 INR to 1 U.S. Dollar (USD), which was the exchange rate on December 30, 2022.

On an annual basis, we submit to our stockholders a vote to approve, on a non-binding advisory basis, the compensation of our named executive officers as described in this Proxy Statement. We refer to this vote as “say-on-pay”. Please refer to our Compensation Discussion and Analysis, beginning on page 63 for a complete description of our 2022 compensation program.

Below are a few highlights of our executive compensation:

•

Compensation philosophy: Our executive compensation philosophy is focused on pay-for-performance and is designed to reflect appropriate governance practices aligned with the needs of our business, and includes, among others, the following features: clawback policy; robust stock ownership guidelines for executives (and non-employee directors); limited perquisites; no tax gross-ups; and an anti-hedging and anti-pledging policy. See “Executive compensation program, practices and policies” beginning on page 69 below.

EXL 2023 Proxy Statement	/	17

2023 Proxy Statement summary

•

99% Say-on-Pay approval of 2021 compensation: At our 2022 Annual Meeting of Stockholders, our stockholders approved, on a non-binding advisory basis, the compensation paid to our named executive officers for fiscal year 2021. Over 99% of the votes present in person or by proxy (excluding broker non-votes) voted in favor of fiscal year 2021 compensation.

•

Annual incentive program based upon financial performance criteria: Our Compensation and Talent Management Committee approved the continued use of our annual incentive program, which was based upon the following performance criteria for 2022:

–	Company-wide metrics (75%)—Revenue and adjusted operating profit margin (“AOPM”)

–	Individual metrics (25%)—Linked to areas of performance that are specific to each executive

•

Long-term equity incentive program: We also continued our equity incentive program, which includes granting a balanced mix of time-vested restricted stock units and performance-based restricted stock units. The performance-based restricted stock units were comprised of relative total stockholder return-linked restricted stock units and revenue-linked restricted stock units. See “Long-term equity incentives” beginning on page 80 below for more details.

•	2022 performance: We delivered the following revenue and AOPM (as described below) performance:

–

Annual incentive program: As measured under our annual incentive plan, we delivered 107.66% of our revenue performance target, and 101.45% of our AOPM target resulting in annual incentive payout calculations for our named executive officers, ranging from 153% of target performance to 159% of target performance. Our Compensation and Talent Management Committee did not make adjustments to the performance targets that had previously been set.

–

Equity incentive program: This was the third and final performance year for the performance-based restricted stock units granted in 2020. We achieved 101.6% of the revenue target for the revenue-linked restricted stock units resulting in 100% of target funding of those grants. The Company’s TSR performance was at the 97.6 percentile among its peer group, resulting in the executives earning 200% of the target funding of those grants. In the aggregate, the performance-based restricted stock units granted in 2020 achieved vesting of shares at 150% of target performance. No adjustments were made to the 2020 performance-based restricted stock units or the associated performance targets to account for the impact of the COVID-19 pandemic in the 2020, 2021 and 2022 fiscal years.

18	/	EXL 2023 Proxy Statement

2023 Proxy Statement summary

Compensation mix

Vice Chairman & CEO compensation mix	NEO compensation mix (Excluding Vice Chairman & CEO)

* Base salary also includes other compensation

EXL 2023 Proxy Statement	/	19

Our board of directors

Our board of directors

Our board of directors currently consists of nine directors (including our seven director nominees, and two of our directors who currently serve on the board, but will not stand for reelection) with diverse experience, including in analytics, digital operations and solutions, client industries, information and cybersecurity, human capital management, ESG, and finance and accounting, among others.

From left: Clyde Ostler* (Independent Director), Nitin Sahney (Independent Director and Nominating and Governance Committee Chair), Kristy Pipes (Independent Director and Audit Committee Chair), Rohit Kapoor (Vice Chairman and CEO), Jaynie Studenmund (Independent Director and Compensation and Talent Management Committee Chair), Andreas Fibig (Independent Director), Vikram Pandit (Independent Chairman), Som Mittal (Independent Director), Anne Minto* (Independent Director)

* Not standing for reelection

20	/	EXL 2023 Proxy Statement

Our board of directors

Board diversity matrix

2023 Board diversity matrix (as of April 28, 2023)*

Total number of directors:	9

	Female	Male

Part I: Gender identity

Directors	3	6

Part II: Demographic background

Asian	—	4

White (other than Middle Eastern)	3	2

* Includes our nine current directors, including our seven nominees for election at the Annual Meeting.

2022 Board diversity matrix (as of April 28, 2022)

Total number of directors:	9

	Female	Male

Part I: Gender identity

Directors	3	6

Part II: Demographic background

Asian	—	4

White (other than Middle Eastern)	3	2

EXL 2023 Proxy Statement	/	21

Our board of directors

Director nominees for election at the Annual Meeting

Upon the recommendation of our Nominating and Governance Committee, we are pleased to propose seven of our existing directors as nominees for election as directors at the Annual Meeting. As previously disclosed, two of our current directors, Ms. Minto and Mr. Ostler, will not be standing for re-election at the Annual Meeting; the remaining seven directors are our director nominees at the Annual Meeting.

The following tables provide a summary of our board composition by age, gender, tenure and independence immediately after our Annual Meeting (assuming the election of all nominees).

Age distribution	Gender diversity	Board tenure	Board independence

Our nominees for re-election as directors at the Annual Meeting are as follows:

Vikram Pandit Chairman and Independent Director	Rohit Kapoor Vice Chairman and CEO and Director

Andreas Fibig Independent Director	Som Mittal Independent Director

Kristy Pipes Independent Director and Chair of the Audit Committee	Nitin Sahney Independent Director and Chair of the Nominating and Governance Committee

Jaynie Studenmund Independent Director and Chair of the Compensation and Talent Management Committee

We believe that our director nominees and continuing directors, individually and together as a whole, possess the requisite skills, experience and qualifications necessary to maintain an effective board to serve the best interests of the Company and its stockholders described below under “Director qualifications” (see pages 34-35).

22	/	EXL 2023 Proxy Statement

Our board of directors

The name, age (as of the date of this Proxy Statement), principal occupation and other information, including the specific experience, qualifications, attributes or skills that led to the conclusion that such person should serve as a director of the Company, with respect to each of the nominees are set forth below. There are no family relationships among any of our directors or executive officers.

Nominees for election at the Annual Meeting - Biographical information

Vikram S. Pandit Director since October 2018 | Chairman of the Board since 2022	Independent

Age: 66 — is Chairman and Chief Executive Officer of The Orogen Group, which makes significant long-term strategic investments in financial services companies and related businesses. Mr. Pandit’s business experience and directorships are detailed below. The Company has concluded, based in part on Mr. Pandit’s more than 30 years of experience in the financial services industry, including his experience as Chief Executive Officer, and a member of the board of directors, of Citigroup Inc. (NYSE: C), that Mr. Pandit should serve as a director.

Committees:

•   Compensation and Talent Management (from March 2023); Nominating and Governance

•   Audit* (through February 2023)

Business experience

•   Chairman and Chief Executive Officer, The Orogen Group LLC (July 2016 - present)

•   Chairman, TGG Group (February 2014 - June 2016)

•   Chief Executive Officer, Citigroup Inc. (December 2007 - October 2012)

Public directorships during past five years

•   Director and member of the nominating and governance and finance committees, Virtusa Corporation (NASDAQ: VRTU) (2017 - 2021)

•   Lead Independent Director, chair of the human resources and compensation committee and member of the corporate governance and nominating committee, former member of the audit committee, Bombardier Inc. (TSX: BBD) (2014 - 2021)

Other relevant experience

•   Director, Citigroup Inc. (December 2007 - October 2012)

•   Director, Fair Square Financial Holdings (2017 - 2021)

•   Director, Westcor Land Title Insurance Company (2020 - present)

•   Chairman, JM Financial Credit Solutions Ltd. (2014 - present)

•   Member of the Board of Overseers of Columbia Business School

•   Member of the Board of Visitors of Columbia School of Engineering and Applied Science

SKILLS
Finance and accounting
Executive leadership (within the last 5 years)
Public company governance
Analytics
Human capital management
Digital operations and solutions
Global experience
Mergers and acquisitions

* Audit committee financial expert under applicable SEC rules and regulations

EXL 2023 Proxy Statement	/	23

Our board of directors

Rohit Kapoor Director since November 2002 | Vice Chairman and CEO since April 2012	Non-independent

Age: 58 — co-founded EXL in April 1999 and has served as our Vice Chairman and CEO since April 2012 and as a director since November 2002. He previously served as our President and CEO from May 2008 to March 2012. Mr. Kapoor’s business experience and directorships are detailed below. The Company has concluded that, in connection with Mr. Kapoor’s experience as a founder and current role as CEO of the Company, Mr. Kapoor should serve as a director.

Committees: N/A

Business experience at the Company

•   Vice Chairman and CEO (2012 - present)

•   President and CEO (2008 - 2012)

•   Various senior leadership roles, including CFO and COO (2000 - 2008)

Other business experience

•   Business head, Deutsche Bank, a financial services provider (1999 - 2000)

•   Various capacities at Bank of America in the United States and Asia, including India (1991 - 1999)

Public directorships during past five years

•   Lead independent director, director and member of the audit committee, CA Technologies, Inc. (NASDAQ: CA), a software services company (2011 - 2018)

Other relevant experience

•   Member, Board of Directors, American India Foundation (AIF)

•   Member, Board of Directors, Pratham (Tristate Chapter)

SKILLS
Finance and accounting
Executive leadership (within the last 5 years)
Public company governance
Analytics
Human capital management
Digital operations and solutions
Marketing
Global experience
Risk oversight and management
Mergers and acquisitions

24	/	EXL 2023 Proxy Statement

Our board of directors

Andreas Fibig Director since January 2023	Independent

Age: 61 — is a leader in the biosciences, healthcare and pharmaceutical industries. Mr. Fibig’s business experience and directorships are detailed below. The Company has concluded, based in part on Mr. Fibig’s experience as Chairman and CEO of International Flavors & Fragrance, Inc. and his expertise from over 25 years in the biosciences, healthcare and the pharmaceutical industries, as well as in ESG, that Mr. Fibig should serve as a director.

Committees:

•   Audit Committee; Nominating and Governance Committee

Business experience

•   Chairman and Chief Executive Officer, International Flavors & Fragrances, Inc., a food ingredients, beverage, scent, healthcare and biosciences company (2014 - 2022)

•   President and Chairman of the Board of Management, Bayer Healthcare Pharmaceuticals, LLC a global pharmaceutical company (2008 - 2014)

•   Senior Vice President/General Manager and various leadership positions, Pfizer, Inc., a multinational pharmaceutical and biotechnology company (2000 - 2008))

Public directorships during past five years

•   Director, International Flavors & Fragrances, Inc. (2011 - 2022, Chairman from 2014 - 2022)

•   Independent director and member of the research and development committee, former member of the audit committee, Novo-Nordisk A/S (NYSE: NVO), a global healthcare company (2018 - present)

•   Independent director and member of the audit committee and finance and risk policy committee, Bunge Limited (NYSE: BG), a global agribusiness and food company (2016 - 2018)

Other relevant experience

•   Director, Indigo Agriculture, an agricultural technology company (2022 - present)

•   Director, EvodiaBio, a bioindustrial aroma company (2022 - present)

SKILLS
Executive leadership (within the last 5 years)
Public company governance
Human capital management
Marketing
Global experience
ESG
Mergers and acquisitions

EXL 2023 Proxy Statement	/	25

Our board of directors

Som Mittal Director since December 2013	Independent

Age: 71 — has held various corporate leadership roles in the IT industry since 1989 and also has extensive experience in the engineering and automotive sectors. His business experience and directorships are detailed below. The Company has concluded, based in part on Mr. Mittal’s business experience as President of NASSCOM, his knowledge of the global outsourcing industry and his expertise in corporate sustainability and responsibility, that Mr. Mittal should serve as a director.

Committees:

•   Compensation and Talent Management, Nominating and Governance

Business experience

•   Chairman and President, NASSCOM, a trade body for the IT and business process management industries in India (2008 - 2014)

•   Prior leadership roles at Wipro, Digital, Compaq and HP

•   Prior executive roles at Larsen and Toubro, Escorts and Denso

Public directorships during past five years

•   Director, Sasken Technologies Limited (NSE: SASKEN), a telecommunications company (2022 - present)

•   Director and member of clinical quality and innovation committee, Apollo Hospitals Enterprise Limited (NSE: APOLLOHOSP), a healthcare services provider (2021 - present)

•   Director and chairman of audit committee, Sheela Foam Ltd. (NSE: SFL), a manufacturing company (2016 - present)

•   Director and member of audit and risk management committee, Cyient Ltd. (NSE: CYIENT), an engineering design services company (2014 - 2022)

•   Director and chairman of customer service committee and IT strategy committee, member of nomination and remuneration committee and other committees, Axis Bank, Ltd. (NSE: Axis), a financial services company (2011 - 2019)

Other directorships

•   Director, Tata SIA Airlines, Ltd., an Indian airline joint venture between TATA and Singapore Airlines with Indian and international operations (2015 - present)

•   Non executive Independent Director and Chairman, Vodafone India Services India Pvt Ltd., an Indian shared services company that is wholly owned, operated and controlled by Vodafone Group Plc (“Vodafone”) and provides information technology and networks services, among others, to Vodafone (2020 - present)

Other relevant experience

•   Former member, Board of Governors, Indian Institute of Corporate Affairs

•   Former Committee Member, Indian Prime Minister’s National e-Governance Program

•   Member of the governing body of Axis Bank Foundation, a non-profit organization, and member of board of governors of academic institutions

SKILLS
Finance and accounting
Executive leadership
Public company governance
Human capital management
Digital operations and solutions
Global experience
Risk oversight and management
Information and cybersecurity
ESG

26	/	EXL 2023 Proxy Statement

Our board of directors

Kristy Pipes Director since January 2021	Independent

Age: 64 — is a leader in the professional services industry. Ms. Pipes’s business experience and directorships are detailed below. The Company has concluded, based in part on Ms. Pipes’s experience as the Chief Financial Officer and as a member of the Management Committee of Deloitte Consulting, LLP and her expertise in the consulting and financial services industry that Ms. Pipes should serve as a director.

Committees:

•   Audit (Chair)*; Compensation and Talent Management

Business experience

•   Chief Financial Officer, member of the Management Committee and various leadership positions, Deloitte Consulting LLP, a management consulting firm (1999 - 2019)

•   Vice President and Manager, Finance Division, Transamerica Life Companies (1997 - 1999)

•   Senior Vice President and Chief of Staff for the President and CEO, among other senior management positions, First Interstate Bank of California (1985 - 1996)

Public directorships during past five years

•   Director and chair of the audit committee, and member of the nominating, governance and sustainability committee, Public Storage (NYSE: PSA), an international self storage company (2020 - present)

•   Director and chair of the audit committee, AECOM (NYSE: ACM), an international infrastructure consulting firm (2022 - present)

•   Director and chair of the audit committee, and member of the nominating/corporate governance committee, PS Business Parks, Inc. (NYSE: PSB), a commercial property real estate investment trust (2019 - 2022)

Other relevant experience

•   Director and chair of the audit committee, and member of the nominating, governance, and sustainability committee, Savers, Inc., one of the world’s largest thrift retailers

SKILLS
Finance and accounting
Executive leadership (within the last 5 years)
Public company governance
Analytics
Human capital management
Global experience
Risk oversight and management
Information and cybersecurity

* Audit committee financial expert under applicable SEC rules and regulations.

EXL 2023 Proxy Statement	/	27

Our board of directors

Nitin Sahney Director since January 2016	Independent

Age: 60 — Is a leader in the healthcare industry with over 25 years of experience across all areas of healthcare. Mr. Sahney’s business experience and directorships are detailed below. The Company has concluded, based in part on Mr. Sahney’s experience as CEO of PharmaCord and Omnicare, Inc. and his expertise in the healthcare industry garnered from more than two decades of experience, that Mr. Sahney should serve as a director.

Committees:

•   Nominating and Governance (Chair); Audit*

Business experience

•   Founder, Member-Manager and Chief Executive Officer, PharmaCord, LLC, a company that helps biopharma manufacturers address product access hurdles (2016 - present)

•   Operating Advisor, Clayton Dubilier & Rice Funds, a private equity firm (2016 - 2017)

•   President and CEO (2014 - 2015) and President and COO (2012 - 2014) of Omnicare Inc., a former New York Stock Exchange-listed Fortune 500 company in the long-term care and specialty care industries

•   Manager of a healthcare investment fund (2008 - 2010)

•   Founder and CEO of RxCrossroads, a specialty pharmaceutical company (2001 - 2007)

•   Prior leadership positions with Cardinal Healthcare, a global healthcare services and products company

Public directorships during past five years

•   Director and member of the audit committee and the nominating and governance committee, Option Care Health, Inc. (NASDAQ: OPCH) (2019 - present)

Other relevant experience

•   Member of the Board of Trustees, University of Louisville (2016 - 2019)

SKILLS Finance and accounting
Executive leadership (within the last 5 years)
Public company governance
Mergers and acquisitions

* Audit committee financial expert under the applicable SEC rules and regulations

28	/	EXL 2023 Proxy Statement

Our board of directors

Jaynie M. Studenmund Director since September 2018	Independent

Age: 68 — is a seasoned executive with significant experience as a top line executive leading financial services and digital companies. She also has extensive experience as a public company director. Ms. Studenmund’s business experience and directorships are detailed below. The Company has concluded, based in part on Ms. Studenmund’s extensive public company board experience, together with her knowledge and experience in the digital, financial services, health care and consumer business sectors, and her expertise in compensation and corporate governance, that Ms. Studenmund should serve as a director.

Committees:

•   Compensation and Talent Management (Chair), Audit*

Business experience

•   Chief Operating Officer, Overture Services, a pioneer in paid search and search engine marketing (2001 - 2004)

•   President & Chief Operating Officer, PayMyBills, the leading consumer bill payment and presentment company (1999 - 2001)

•   Previously for over two decades served as Executive Vice President and Head of Consumer and Business Banking for three of the nation’s largest banks at the time and primarily for First Interstate of California. Today, these three banks form the backbone of Chase’s and Wells Fargo’s consumer business in California following the era of bank consolidation.

•   Management Consultant, Booz, Allen & Hamilton

Public directorships during past five years

•   Director and chair of the compensation committee and member of the risk management committee, Pacific Premier Bancorp (Nasdaq: PPBI), a top performing regional bank (2019 - present)

•   Director and member of the contracts committee, audit committee and nomination and governance committee, Western Asset Management funds, a major global fixed income fund, and director of affiliated funds for Western Asset Management (2004 - present)

•   Director and chair of the compensation committee and member of the nominating and governance committee, CoreLogic, Inc. (NYSE: CLGX) until its acquisition in 2021 (2012 - 2021)

•   Director, compensation committee chair and member of the compliance committee, Pinnacle Entertainment (Nasdaq: PNK) until its acquisition in 2018 (2012 - 2018)

Other relevant experience

•   Member of the National Association of Corporate Directors (“NACD”) Directorship 100, 2021, as one of the top public company directors in the U.S.; Named to Women Inc.’s 2019 Most Influential Corporate Directors listing

•   Board chair emeritus and life trustee, Huntington Health, an affiliate of Cedars Sinai Health

•   Trustee and board member, and member of the finance, audit and compensation committees, J. Paul Getty Trust

SKILLS
Finance and accounting
Executive leadership
Public company governance
Analytics
Human capital management
Digital operations and solutions
Marketing
Global experience
Risk oversight and management
ESG
Mergers and acquisitions

* Audit committee financial expert under applicable SEC rules and regulations.

EXL 2023 Proxy Statement	/	29

Corporate governance

Corporate governance

Director independence

In determining director independence, the board of directors considered the transactions and relationships set forth below under “Certain Relationships and Related Person Transactions—Related Party Transactions” and routine service arrangements between the Company and Westcor Land Title Insurance Company (“Westcor”). During 2022, one of our directors, Mr. Pandit, served as a non-executive director and, through his ownership in The Orogen Group (see below for information on Mr. Pandit’s relationship with The Orogen Group), owned an immaterial indirect equity interest, in Westcor. Mr. Pandit is not, and was not during 2022, a partner, controlling shareholder or executive officer of Westcor.

Based on its review of all applicable relationships, our board of directors has determined that all of the members on our board of directors, other than Mr. Kapoor, meet the independence requirements of the Nasdaq Stock Market and federal securities laws.

Meeting attendance

We expect our directors to attend all board of directors meetings and meetings of committees on which they serve. We also expect our directors to spend sufficient time and meet as frequently as necessary to discharge their responsibilities properly. It is our policy that all of our directors standing for election should attend our Annual Meetings of Stockholders absent exceptional cause.

Incumbent director meeting attendance

Board and committee meetings in 2022

Board meetings	Audit Committee meetings	Compensation and Talent Management Committee meetings	Nominating and Governance Committee meetings

5	7	5	5

30	/	EXL 2023 Proxy Statement

Corporate governance

Corporate governance framework

The board is responsible for providing governance and oversight over the effectiveness of policy and decision-making with respect to the strategy, operations and management of EXL, in order to enhance our financial performance and stockholder value over the long term.

Our board’s commitment to strong corporate governance is informed by the five core values of our corporate culture: innovation, respect, integrity, excellence and collaboration. Our board seeks to maintain best practices in corporate governance by reviewing and updating our governance policies, as appropriate, at least annually, and provides oversight over our risk management and strategic planning as relates to our growth, human capital management, and environmental, social and governance matters, each as discussed further below.

Governance policies Our Corporate Governance Guidelines and other governance policies, including our committee charters and Code of Conduct and Ethics, codify our corporate governance framework.

The Corporate Governance Guidelines address Board responsibilities and conduct, director qualifications and membership matters, director orientation and continuing education, Board and committee meetings, and share ownership by non-management directors, among other topics.

Our Code of Conduct and Ethics is applicable to our directors, officers and fully and part-time employees, and anyone who works on EXL’s behalf, including suppliers, subcontractors and partners, and details how they should conduct themselves when dealing with fellow employees, clients, suppliers, partners, competitors and the general public. Our Code of Conduct and Ethics is reviewed annually by the Audit Committee and audited periodically as part of our compliance and legal audits. Our personnel receives periodic training on the Code. We encourage our employees to speak up and raise concerns promptly about any situation that they believe may violate our Code of Conduct and Ethics or the law and we are committed to responding promptly to any concerns. Our Corporate Governance Guidelines, committee charters, and other corporate governance policies are all available on our website at https://ir.exlservice.com/corporate-governance.

Our committee charters specifically set out the authority and responsibilities of the Committees of the board.

EXL 2023 Proxy Statement	/	31

Corporate governance

Beyond the board room

Director onboarding
All new directors participate in an orientation program shortly after their election or appointment, which is overseen by the Nominating and Governance Committee. New directors participate in site visits and presentations by senior
management. By the end of orientation, our new directors are familiar with our:

•   strategic and business plans

•   significant financial, accounting and risk management
matters

•   compliance programs, and

•   corporate governance framework.

Employee and stockholder engagement
Our directors are generally invited to visit any EXL office and have complete and open access to our management and employees.
They also take part in EXL company initiatives in which they can engage with our employees, stakeholders and community
members directly.

•   In March 2023, together with our employee volunteers
and Mr. Kapoor, Ms. Minto participated in one of our
community engagement activities under our Education
as a Foundation Initiative with our partner, the OM
School Foundation, in India.

•   Mr. Pandit participated in our 2022-2023 stockholder
engagement program, by joining management in a
discussion with one of our stockholders. See “Corporate
governance—stockholder engagement.”

Director continuing education
We encourage our board members to participate in director continuing education (“DCE”): • We provide reimbursements for participation in DCE courses

•   We maintain a subscription for our directors with the National Association of Corporate Directors (“NACD”) and our directors actively take part in NACD offerings. For example, Ms. Studenmund is on an NACD Southern California special committee that meets regularly to discuss compensation committee matters

•   We provide regular updates to our directors on corporate governance and ESG matters, executive compensation developments and trends, accounting standards changes, risk management matters and other legal and other topics of interest from a variety of internal and external sources.

Our directors are active DCE participants: For example, in 2022, Ms. Pipes:

•   attended the annual KPMG Board Leadership Conference,

•   participated in over 50 hours of courses and trainings on cybersecurity and ESG, among other topics, and

•   received an NACD Cybersecurity certification following her participation in the NACD’s course on Cybersecurity led by Carnegie Mellon University.

Certain of our directors are also involved in industry-level governance matters. For example:

•   Mr. Mittal is the former president and chairman of the National Association of Software and Service Companies (“NASSCOM”), an Indian trade association and governance group focused on the information technology and business process outsourcing industry, in which we, and many of our U.S. peer companies with operations in India, are members. He advises NASSCOM on best practices for corporate governance and is currently assisting NASSCOM in the development of data privacy legislation in India.

Anne Minto Independent director	Kristy Pipes Independent director	Rohit Kapoor Vice Chairman and CEO	Vikram Pandit Independent Chairman	Som Mittal Independent director	Jaynie Studenmund Independent director

32	/	EXL 2023 Proxy Statement

Corporate governance

Board leadership structure

Vikram Pandit Independent Chairman	Rohit Kapoor Vice Chairman and CEO

Our board of directors is currently led by Vikram Pandit, our Chairman, and Rohit Kapoor, our Vice Chairman and CEO.

Our Fifth Amended and Restated By-laws (our “By-laws”) provide that our Chairman or, in the absence of our Chairman, our Lead Director (if there is a Lead Director serving at such time), or in the absence of both our Chairman and Lead Director, our CEO, calls meetings of our board of directors to order and acts as the chair for those board meetings. In the absence of our Chairman, our Lead Director (if there is a Lead Director serving at such time), and our CEO, a majority of our directors present may elect as chair of the meeting any director present. Independent directors meet at least quarterly in executive session without any management directors or members of the Company’s management present. Our Corporate Governance Guidelines provide that in the absence of our Chairman, our Lead Director (if there is a Lead Director serving at such time) or, in the absence of the Lead Director, a director chosen by the directors meeting in executive session, presides at all executive sessions.

Consolidating the Vice Chairman and CEO positions allows our CEO to contribute his experience and perspective regarding management and leadership of the Company towards the goals of improved corporate governance and greater management accountability. In addition, the presence of our Chairman ensures that the board can retain sufficient delineation of responsibilities, such that our Chairman and our Vice Chairman and CEO may each successfully and effectively perform and discharge their respective duties and, as a corollary, enhance our prospects for success. As a result, the Company will benefit from the ability to integrate the collective leadership and corporate governance experience of our Chairman and our Vice Chairman and CEO, while retaining the ability to facilitate the functioning of the board of directors independently of our management and to focus on our commitment to corporate governance.

For the foregoing reasons, our board of directors has determined that its leadership structure is appropriate and in the best interests of our stockholders at this time.

EXL 2023 Proxy Statement	/	33

Corporate governance

Director qualifications, refreshment and evaluations

Director qualifications

The board of directors considers it paramount to achieving excellence in corporate governance to assemble a board of directors that, taken together, has the breadth of skills, qualifications, experience and attributes appropriate for functioning as the board of directors of our Company and working productively with management. The Nominating and Governance Committee of the board is responsible for recommending nominees who are qualified and bring a diverse set of skills and qualifications to oversee the Company effectively.

The Nominating and Governance Committee has not formally established any minimum qualifications for director candidates, but pursuant to our Corporate Governance Guidelines, our board of directors seeks members from diverse professional and personal backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. The Nominating and Governance Committee assesses each director candidate’s independence, diversity (including age, ethnicity, race and gender, among others), skills and experience in the context of the needs of the board of directors. The Nominating and Governance

Key skills and attributes

we look for in board nominees

  Strategic insight and broad business perspective

  Critical and innovative thinking

  High ethical standards and integrity

  Mutual respect for other board members

  Ability to debate constructively

  Candid, assertive, open minded

  Availability and commitment to serve

  Commitment to accountability, excellence and continuous improvement

  Commitment to driving our growth and success

  Proven leadership skills

Committee considers a number of factors in selecting director candidates, including, among others: ethical standards and integrity; independence; diversity of professional and personal backgrounds; skills and experience; other public company directorships; and financial literacy and expertise; communication skills; and ability and willingness to comply with Company policies and procedures.

In light of our business, the primary areas of experience, qualifications and attributes typically sought and put forward by the Nominating and Governance Committee in director candidates include, but are not limited to, the following:

Executive leadership Experience holding significant leadership positions, including as a CEO or head of a significant business, to help us drive business strategy, growth and performance.
Finance and accounting Experience with finance, accounting or financial reporting processes, to help drive financial performance.
Global companies Experience working outside of the United States or with multinational companies, to help facilitate our global expansion.

34	/	EXL 2023 Proxy Statement

Corporate governance

Board experience Understanding of public company board of director and fiduciary duties, to help provide perspective on corporate governance best practices and related matters.
Digital operations and solutions Experience with digital operations and solutions, artificial intelligence and machine learning, and other key technologies that are central to our business.

Client and industry knowledge

Experience with our key client industries, including insurance, healthcare, banking and financial services, finance/accounting, and our other capabilities, to help deepen our knowledge of our key industry verticals and markets in which we do business.

Risk oversight/management Experience assessing and overseeing the overall risk profile of multinational public companies.

Human capital management

Experience in management and development of human capital, including management of a large workforce, diversity and inclusion, talent development, workplace health and safety, compensation and other human capital issues.

Diverse backgrounds

We seek directors with diverse professional and personal backgrounds and perspectives to promote the values of diversity and inclusion from the top and to provide perspective from varying viewpoints.

Experience in ESG matters Experience in managing ESG matters, incorporating them into business and strategy and associated risks.
Information and cybersecurity Experience in information and cybersecurity matters, best practices and associated risks.
Mergers and acquisitions Experience in mergers and acquisitions as a component of business development and strategy.
Marketing Experience in marketing and branding of multinational companies.

EXL 2023 Proxy Statement	/	35

Corporate governance

Refreshment

Our Nominating and Governance Committee regularly considers the size and composition of our board (and its committees) on a continual basis with an aim toward creating a balanced board with extensive experience and institutional knowledge, and fresh perspective and insight.

Considerations include whether the composition of the board of directors (and its committees) includes sufficient diversity and independent skill sets and background as appropriate for our immediate and long-term strategic needs. These considerations are also informed by discussions with our investors through stockholder engagement. In terms of diversity, our board, following the Annual Meeting will be 29% diverse in terms of gender and 57% diverse in terms of ethnic/racial diversity.

In considering board composition, our Nominating and Governance Committee also considers the length of tenure of the directors as a whole. Following the Annual Meeting (assuming the election of all nominees), we will have the following balance of tenures:

Board refreshment
ADDITIONS	EXITS
2023 Andreas Fibig	2022 Garen Staglin
2023 Anne Minto Clyde Ostler

While the Company does not maintain term limits, our Corporate Governance Guidelines provide that the expectations for new directors is a maximum term of ten years. Each of our director nominees, other than our Vice Chairman and CEO, has served on the board for less than ten years as of the date of this Proxy Statement. The board actively manages board refreshment and succession planning at the board and committee level. For example, the board generally expects that each member serve on two committees, and that each committee chair serve for a maximum of five years. The board expects that over the next few years, the committee and board composition will continue to change due to rotation and retirement. The Nominating and Governance Committee will identify successors based on the goal of maintaining the board’s overall balance of experience and perspective. A recommendation regarding board (and committee) composition is shared with the full board of directors on an annual basis.

36	/	EXL 2023 Proxy Statement

Corporate governance

Board refreshment process

EXL 2023 Proxy Statement	/	37

Corporate governance

Committee rotation

We rotate committee and committee chair assignments based on the current composition of the board. Recent rotations include the following:

 * Former director

Board evaluations

We consider the continued effectiveness of the board and its committees as critical to our long-term success and stockholder value. The board evaluates its performance and the performance of it committees and each director on an annual basis through the following process:

38	/	EXL 2023 Proxy Statement

Corporate governance

Succession planning

Our board of directors is responsible for developing and annually reassessing succession plans for our CEO and other key executive officers of the Company, and preparing contingency plans for interim CEO succession in the event of an unexpected occurrence for board review. We actively plan for the succession of our executive officers (including those who are retiring or departing from the Company), and regularly consider our strong pipeline of internal and external candidates.

Committees

Our board of directors currently has three standing committees: the Audit Committee, the Compensation and Talent Management Committee and the Nominating and Governance Committee. As discussed above, our board of directors has determined that each member of the Audit, Compensation and Talent Management and Nominating and Governance Committees meets the independence and experience requirements of the Nasdaq Stock Market and federal securities laws. Copies of our committee charters can be found on the Investor Relations page of our website at: https://ir.exlservice.com/corporate-governance. Information on our website referred to in this Proxy Statement does not constitute a part of this Proxy Statement.

The following table sets forth the current chairs and members of each standing committee of the board of directors. As an executive director, Mr. Kapoor does not serve on any board committee.

	Audit Committee	Compensation and Talent Management Committee	Nominating and Governance Committee
Kristy Pipes*
Andreas Fibig
Clyde Ostler**
Nitin Sahney*
Jaynie Studenmund*
Vikram Pandit (Chairman)
Anne Minto*
Som Mittal

Chair	Member

*Not standing for re-election

*Audit Committee Financial Expert

EXL 2023 Proxy Statement	/	39

Corporate governance

Audit Committee

Our Audit Committee oversees and assists our board of directors in fulfilling its oversight responsibilities with respect to our accounting and financial reporting processes, including the integrity of the financial statements and other financial information provided by us to our stockholders, the public, stock exchanges and others; our compliance with legal and regulatory requirements; our independent registered public accounting firm’s qualifications and independence; the audit of our financial statements; the performance of our internal audit function and independent registered public accounting firm; and the Company’s cybersecurity program and cyber strategy-related risks; business continuity and disaster recovery planning; and ESG-related disclosure, processes and controls. Our Audit Committee’s risk oversight is discussed below beginning on page 43. Our Audit Committee charter permits the committee to form and delegate authority to subcommittees when appropriate, provided that the subcommittees are composed entirely of directors who satisfy the applicable requirement of federal securities laws as well as independence requirements of the Nasdaq Stock Market.

Our Audit Committee has direct responsibility for the appointment, compensation, retention (including termination) and oversight of our independent registered public accounting firm, and our independent registered public accounting firm reports directly to our Audit Committee. Our Audit Committee also reviews and approves specified related-party transactions as required by the rules of the Nasdaq Stock Market, and oversees the Company’s cybersecurity program and cyber strategy-related risks. The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the “Exchange Act”). Our Audit Committee annually reviews and assesses the adequacy of the Audit Committee charter and its own performance.

The members of our Audit Committee are appointed by our board of directors. All members of our Audit Committee must also be recommended by our Nominating and Governance Committee.

Audit Committee profile
Kristy Pipes, Chair* Andreas Fibig Clyde Ostler* Nitin Sahney* Jaynie Studenmund*

•   Accounting and financial reporting processes

•   Our independent registered public accounting firm’s appointment and independence

•   The audit of our financial statements and internal audit function

•   Other key areas including cybersecurity, ESG disclosures, processes and controls, litigation, business continuity and disaster recovery, compliance and regulatory enforcement matters

*Audit committee financial expert under applicable SEC rules and regulations
7 committee meetings in 2022

40	/	EXL 2023 Proxy Statement

Corporate governance

Compensation and Talent Management Committee

Our Compensation and Talent Management Committee reviews and recommends policies relating to compensation and benefits of our directors, officers and employees and is responsible for approving the compensation of our Vice Chairman and CEO and other executive officers, as well as our employee benefit policies, programs and administration. Our Compensation and Talent Management Committee reviews, evaluates and makes recommendations to our board of directors with respect to our incentive compensation plans and equity-based plans and administers the issuance of awards under our equity incentive plans. Our Compensation and Talent Management Committee also provides oversight with respect to human capital management matters, including diversity, equity and inclusion, and talent and leadership engagement, development, and training and, in 2022, changed its name from Compensation Committee to Compensation and Talent Management Committee to reflect these responsibilities. Our Compensation and Talent Management Committee charter permits the committee to form and delegate authority to subcommittees when appropriate, provided that the subcommittees are composed entirely of directors who satisfy the applicable independence requirements of the Nasdaq Stock Market.

Our Compensation and Talent Management Committee charter also permits the committee to retain advisors, consultants or other professionals to assist the Compensation and Talent Management Committee to evaluate director, Vice Chairman and CEO or other senior executive compensation and to carry out its duties. For 2022, our Compensation and Talent Management Committee retained the services of Farient Advisors LLC (“Farient”), a qualified and independent compensation consultant, to aid the Compensation and Talent Management Committee in performing its review of executive compensation including executive compensation benchmarking and peer group analysis. Our Compensation and Talent Management Committee annually reviews and assesses the adequacy of the Compensation and Talent Management Committee charter and its own performance. Additional information regarding our Compensation and Talent Management Committee’s processes and procedures for considering executive compensation are addressed in the Compensation Discussion and Analysis below.

Compensation and Talent Management Committee profile
Jaynie Studenmund, Chair Anne Minto Som Mittal Clyde Ostler Vikram Pandit Kristy Pipes

•   Overall compensation risk management, including recommending incentive compensation plans

•   Retention of advisors or other compensation consultants

•   Oversight of human capital management matters, including diversity, equity and inclusion

•   No interlocks or insider participation

5 committee meetings in 2022

The members of our Compensation and Talent Management Committee are appointed by our board of directors. All new members of our Compensation and Talent Management Committee must be recommended by our Nominating and Governance Committee.

During 2022, none of our executive officers served as a member of the board of directors or Compensation and Talent Management Committee of (or similar) any entity that has one or more executive officers who serve on our board of directors or Compensation and Talent Management Committee.

EXL 2023 Proxy Statement	/	41

Corporate governance

Nominating and Governance Committee

Our Nominating and Governance Committee is responsible for: (i) identifying and recommending candidates for election to our board of directors using selection criteria approved by our board of directors, reviewing composition of the board and committee membership and overseeing board refreshment and director compensation and benefits matters, (ii) developing and recommending to our board of directors Corporate Governance Guidelines, including independence standards, and other board procedures or corporate governance policies, as well as any changes to such guidelines, procedures or policies or to any of our organizational documents; (iii) overseeing our board of director and management evaluations and our director education program, and (iv) overseeing our ESG goals, policies and practices. Our Nominating and Governance Committee charter permits the committee to form and delegate authority to subcommittees when appropriate, provided that the subcommittees are composed entirely of directors who satisfy the applicable independence requirements of the Nasdaq Stock Market.

Nominating and Governance Committee profile
Nitin Sahney, Chair Andreas Fibig Anne Minto Som Mittal Vikram Pandit

•   Reviewing composition of the board, overseeing board refreshment and identifying and recommending board candidates

•   Developing and recommending governance practices, including our Corporate Governance Guidelines

•   Overseeing board evaluations

•   Overseeing our ESG goals, policies and practices

5 committee meetings in 2022

Our Nominating and Governance Committee reviews written and oral information provided by and about candidates and considers any additional criteria it feels is appropriate to ensure that all director nominees possess appropriate skills and experience to serve as a member of our board of directors.

The Nominating and Governance Committee also oversees our director onboarding and training program, which provides new directors with training regarding the Company’s policies and procedures and specific requirements that may be needed based on the director’s committee memberships.

In addition, the Nominating and Governance Committee oversees and reviews the Company’s ESG goals, policies and programs and the Company’s corporate governance policies and practices regularly. Our Nominating and Governance Committee is responsible for reviewing and assessing the adequacy of our organizational documents, and recommending any changes, as well as annually reviewing and assessing the adequacy of the Nominating and Governance Committee charter and its own performance. The members of our Nominating and Governance Committee are appointed by our board of directors.

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Corporate governance

Board and committee oversight of risk management

Full board oversight

Our board of directors is ultimately responsible for overseeing EXL’s risk management activities as a whole.

Our management is responsible for development of our risk management framework and methodological guidelines. Management is responsible for our day-to-day risks, and, because we are exposed to financial risks in multiple areas of our business, day-to-day risk management activities and processes are performed by multiple members of our senior and other management.

Our management assists the board in identifying strategic and operating risks that could affect the achievement of our business goals and objectives, assessing the likelihood and potential impact of these risks and proposing courses of action to mitigate and/or respond to these risks.

Audit Committee

Responsible for primary oversight of our risk management, financial and cybersecurity risk and reporting internal and external audit controls and regulatory requirements. Reviews and discusses with management our enterprise risk assessment, major financial risk and cybersecurity exposures and the steps management has taken to monitor, control and manage such exposures, including our risk management guidelines and policies. Reviews and discusses with other board committees our environmental, social and governance programs and related matters.

Nominating and Governance
Committee

Responsible for risk relating to environmental, social and governance matters, conflicts of interest, and oversight of corporate governance policies and practices as a risk- steps management-related measure.

Compensation and Talent Management Committee Responsible for executive and employee compensation and retention-related risk, as well as other human capital management-related risk.

Our management maintains, as part of our disclosure controls and procedures, a separate disclosure committee that, as part of its review of our quarterly and annual reports, helps facilitate understanding by the Audit Committee and our full board of directors of new or changing risks affecting us.

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Corporate governance

Cybersecurity risk management

Given the nature of our business, EXL is highly focused on maintaining a robust and comprehensive program that identifies and manages a broad range of cybersecurity and data privacy, referred to collectively herein as “cybersecurity,” risks on behalf of our clients and their customers, as well as our employees, contractors and any relevant third parties. Cybersecurity is managed by our cross-functional cybersecurity apex body, the Management Security, Continuity and Privacy Forum, which is comprised of representatives from our management, business unit heads, and our technology and information security leadership teams. Our Audit Committee has primary oversight and receives regular briefings throughout the year on all identified and possible cybersecurity-related risks, vulnerabilities and strategic policies and practices from management. At least once a year, our board receives a report from management on the Company’s readiness and capability to reduce the risk of, detect and respond to a cyber-attack. Our cybersecurity team consists of privacy attorneys, qualified technical cybersecurity professionals and business continuity specialists. We also periodically engage third-party experts to review and assess our cybersecurity governance and management. In 2022, our Board and management completed cybersecurity tabletop exercises to further our preparedness in the event of a need to address a variety of cybersecurity threat scenarios.

For more details on our cybersecurity program, see “Sustainability – Cybersecurity at EXL” on page 54.

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Corporate governance

Environmental, social and governance (“ESG”) risk management

Our board reviews and receives regular reports on ESG and sustainability risks, including those relating to ESG disclosures, employee safety, environmental-related efforts, human capital management matters, and corporate governance trends and best practices. In 2022, we continued to implement further controls, processes and frameworks for the collection and disclosure of ESG-related data. We also receive third-party limited assurance of certain indicators contained within our Sustainability Report from a Big 4 accounting firm affiliate.

Each of our board Committees is involved in oversight over ESG-related risks as relate to matters within their purview as follows:

The full board is regularly briefed on the matters overseen by each Committee.

We maintain a management-level ESG steering committee, which is responsible for setting our sustainability/ESG strategy and risk management, keeping our management and board up-to-date on ESG-related developments, overseeing our internal and external disclosure on ESG matters, and providing implementation support across our Company. The ESG steering committee works in close coordination with the board, and provides the board with advice and assistance in its oversight of ESG risks and other matters. For more details on our ESG and sustainability-related efforts, see “Sustainability” on page 48.

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Corporate governance

Stockholder engagement

In 2022 and continuing into early 2023, we continued our formal governance-focused stockholder outreach program. The scope of our outreach and engagement is shown in the graphic to the right of this paragraph. Given our frequent engagement and the maturity of our stockholder outreach program, a number of our stockholders that we engaged with in prior years elected to defer meeting to a future year. EXL was represented by our management and members of our legal and investor relations teams at these meetings, and one meeting was led by Mr. Pandit, our Independent Board Chairman. We discussed the following topics:

Stockholder Engagement 2022-23

EXL also regularly interacts and shares information with our stockholders through our quarterly earnings calls, investor meetings, SEC filings and publications on our website, among others. The feedback received from our stockholders is shared with and reviewed by our board, which is used to inform and focus our decisions relating to our governance and sustainability practices and to improve our disclosure.

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Corporate governance

Communications with the board

Stockholders interested in contacting our board of directors, our Chairman or any individual director are invited to do so by writing to:

Board of Directors of ExlService Holdings, Inc.

c/o Corporate Secretary

ExlService Holdings, Inc.

320 Park Avenue, 29th Floor

New York, New York 10022

All other stockholder communications addressed to our board of directors will be referred to our Chairman and tracked by our Corporate Secretary. Stockholder communications specifically addressed to a particular director will be referred to that director.

Complaints and concerns relating to our accounting, internal accounting controls or auditing matters should be communicated to our Audit Committee, which consists solely of non-employee directors. Any such communication may be anonymous and may be reported to our Audit Committee through our General Counsel by writing to:

Audit Committee of the Board of Directors

ExlService Holdings, Inc.

320 Park Avenue, 29th Floor

New York, New York 10022

Attn: General Counsel

All such concerns will be reviewed under Audit Committee direction and oversight by our General Counsel, our Head of Internal Audit or such other persons as our Audit Committee determines to be appropriate. Confidentiality will be maintained to the fullest extent possible, consistent with the need to conduct an adequate review. Prompt and appropriate corrective action will be taken when and as warranted in the judgment of our Audit Committee. We prepare periodic summary reports of all such communications for our Audit Committee.

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Sustainability

Sustainability

In line with our mission of looking deeper to find a better way for our clients, at EXL we are committed to doing our part as a global citizen to build a better future by operating in a responsible and sustainable manner. We believe that by integrating sustainable practices into our business model, working towards positive social change, and providing transparent reporting on those practices and our progress, we are a stronger and more resilient organization, best able to deliver long-term value to our stockholders while promoting and developing our business, people, communities and the world around us. We refer to these activities as “sustainability” and “environmental, social and governance” or “ESG” throughout this Proxy Statement.

Recent activities

In 2022 and continuing into 2023, we took a number of steps to continue improving our sustainability program. These recent activities include:

1

Formally allocating oversight responsibilities to our board committees over ESG-related matters in late 2021 and early 2022, which are described on pages 40-42SA of this Proxy Statement, and, in 2022, adopting the name Compensation and Talent Management Committee, to reflect the committee’s oversight over human capital management matters

2

Taking new actions in environmental stewardship, including:

•  transitioning certain of our delivery centers in India and the UK to 100% green energy and installing rooftop solar facilities in three of our delivery centers in India, among other green actions

•  achieving ISO 14001:2015 certification in all of our locations worldwide, meeting international standards for effective environmental management systems

3

Demonstrating our commitment to providing transparency and meaningful disclosure on ESG-related information, including through:

•  continuing to update our Sustainability page on our website, which highlights all of our relevant sustainability-related policies, reports, certifications and awards, targets and activities, available at www.exlservice.com/about/sustainability

•  publishing our third Annual Sustainability Report developed in accordance with the Global Reporting Initiative (GRI) Standards: Core Option and aligned to the Sustainability Accounting Standards Board (SASB) Software and IT Services Standard (2018), available on the Sustainability page of our website with assurance from a Big 4 accounting firm affiliate

•  developing and adopting further controls, processes and frameworks around ESG data collection and reporting

•  launching a Company-wide internal ESG amplification campaign aimed at driving employee support and participation in our ESG efforts

4

Launching a new Company-wide community engagement focus in 2022 that aims to bring science and technology skills, with a particular emphasis on coding, to women, girls and non-binary people in the communities in which we operate, in partnership with various non-profit organizations in India, the Philippines, South Africa, the United Kingdom and the United States, in addition to our existing education and skill building initiatives

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Sustainability

Community Engagement

EXL is focused on assisting the members of the communities in which we live and work to develop market-relevant skills. We provide programming on skills development for adults and children within our communities:

Skills to Win Initiative	Education as a Foundation Initiative

Skills to Win focuses on equipping people in our communities with the skills that the market demands. We provide training on employability skills for back-office roles, finance and accounting, and data and analytics and digital capabilities, all coupled with life and workplace skills.

By virtue of our online delivery of a portion of our programming, were able to scale the Skills to Win Initiative, reaching more than three times as many beneficiaries in 2022 than we reached in the prior year. Skills to Win is opening new doors for employment and earnings for participants in the United States, the Philippines, India, United Kingdom and South Africa.

Over the past five years, we have continued to evolve this initiative to reflect new and emerging skills and strengthen the portfolio of courses offered. In 2022, we created a new focus area for our Skills to Win Initiative to target bringing STEM skills- and in particular, coding skills- to girls, women and non-binary people in our communities in India, the Philippines, South Africa, the United Kingdom and the United States through partnerships with organizations and institutions in each of those locations.

Education as a Foundation provides school-aged children with a foundation in data and analytics skills, as well as extracurricular activities such as art, music, fitness, and languages, all of which will enable them to position themselves as future leaders. We use a blend of online and offline learning platforms, and have expanded the role of our students’ parents as co-educators, and added a new focus in our content on the physical and mental wellbeing of our students and their families.

Like our Skills to Win Initiative, in 2022, we were able to continue to scale this program, in part as a result of our use of a hybrid in-classroom and virtual format, to reach more than four times as many students than we had in the prior year.

In 2022, we brought this program to more than 3,400 people in our communities across the globe.	In 2022, we brought this program to more than 11,000 students worldwide.

Our employees are an integral part of our community strategy, sharing their skills and experience working on advanced digital technologies through volunteering. We also support our employees’ charitable efforts by enabling payroll giving with company matching and recognizing social impact through individual, geography and business unit awards. Our use of virtual volunteering has made participation in our community engagement programming even easier for our employees, and has enabled us to reach more people through our programming.

We are also involved in fundraising initiatives. In 2022, we hosted an employee fundraiser and also routed a portion of our community engagement funding toward supporting the humanitarian aid and relief efforts in Ukraine. In 2023, we hosted an employee fundraiser to provide meals to individuals affected by the February 2023 earthquake in Turkey and Syria.

We regularly seek to increase engagement across our organization in our community initiatives. We hold an annual awards ceremony to recognize our employee volunteers for their contributions. In early 2023, we hosted geography-specific trainings for certain of our employees who we appointed to be our local “CSR champions.” Our CSR champions will assist us in driving interest and participation across our employee base in our community engagement programming.

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Sustainability

Protecting our planet

At EXL, we prioritize environmental stewardship and endeavor to minimize the environmental impact of our operations. We focus on conserving energy, minimizing waste, reducing water and one-time plastics use and developing efficient infrastructure and operations, all in order to reduce our environmental footprint across our global operations.

We provide information relating to greenhouse gas emissions and climate impact in our Sustainability Report. We have participated in the CDP’s Climate Change disclosure program since 2018 and are working to reduce our emissions.

Given that our energy consumption is primarily from our office facilities, we have taken measures to improve energy efficiency including, for example, an enterprise-level retrofit program to transform existing delivery centers into highly efficient buildings with smart automation, using technology such as modular power supplies to conserve energy and optimizing our use of real estate. We adopted a hybrid in-person and remote work operating model, which will help us to reduce greenhouse gas emissions by decreasing commuting- related travel.

For more information on efforts toward protecting our planet, please refer to our Sustainability Report, available on our website at www.exlservice.com/about/sustainability. We expect to report our 2022 progress toward these efforts in our 2022 Annual Sustainability Report to be published during 2023.

Human rights and sustainable supply chain

Human rights

Our Human Rights Policy details our commitment to human rights and our zero tolerance policy with respect to workplace harassment and discrimination and preventing forced labor and trafficking and other abuses.

Sustainable supply chain

In order to ensure that our suppliers’ business conduct aligns with our expectations, we collect background information from our new suppliers on their policies and performance relating to economic and environmental matters, and human rights, data privacy, product safety and working conditions. We require our suppliers to adhere to our Supplier Standards of Conduct, which set out commitments relating to creating

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Sustainability

a more sustainable and responsible world through addressing human rights, labor rights and environmental issues, and ask suppliers to attest to their compliance. We generally maintain the right to review our suppliers’ practices at onboarding and in the future.

We seek to procure our materials from local suppliers, to the extent feasible.

Our supplier diversity programs encourage the engagement of suppliers of diverse backgrounds, including, without limitation, suppliers owned by people belonging to minority groups, women, the LGBTQ+ community, and veterans, specially-abled people, and small business enterprises.

Supporting and developing our people

Our people are our primary assets. The world we work and live in is full of diversity and powered by innovation. We believe success in such a world will come through an environment that embraces diversity of thought and experience. In line with our core values, one of our principal priorities is promoting talent development, while creating an inclusive work environment that permits us to leverage our employees’ diversity to deliver exceptional results for our clients. We have an active employee relations function, which is overseen by our Compensation and Talent Management Committee, that regularly communicates with and seeks to understand our employees in order to swiftly respond to specific needs and concerns as they arise. We regularly conduct employee surveys to monitor our employee satisfaction and engagement, as further described below and employ people analytics in our talent management processes to optimize our delivery of our talent acquisition and development strategy. On an annual basis, our Compensation and Talent Management Committee previews, and then our full board reviews, a comprehensive human capital strategic review prepared by management.

Headquartered in New York, we are made up of over 45,400 professionals, with more than 50 offices spanning six continents.

EXL locations

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Sustainability

Diversity, equity and inclusion

Diversity, equity and inclusion (“DEI”) is a focus at EXL, as we believe that our employees’ diversity of thought and experience are key to our ability to innovate on a global scale, in line with our long-term corporate strategy. Our DEI program is led by our human resources leadership team, together with our Diversity and Inclusion Council, and is ultimately overseen by our board. Our Diversity and Inclusion Council consists of a global, diverse mix of leaders, provides inputs to the design of our diversity, equity and inclusion program to bring in diverse perspectives, collaborates with external partners for customization inputs, conducts periodic reviews of the progress of our program and provides execution leadership for specific initiatives. The following are select DEI statistics* as of December 31, 2022:

41%	20%	22%	51%	61%

Gender Diversity Company-wide	Gender Diversity Company-wide Vice President and Up	Gender Diversity Senior Management	Racial and Ethnic Diversity U.S. Employees	Racial and Ethnic Diversity Senior Management

*Senior Management includes members of our Executive Committee and Operating Committee. U.S. Employees includes diversity data as self-reported by employees.

Our DEI program is designed around three pillars: capability development, communication and recruitment. Key features of our DEI program are as follows:

We seek to improve diversity and inclusion through offering a blend of in-person workshops, virtual sessions, and e-learning programs.

We are committed to hiring a diverse workforce and to improving diversity in our senior leadership, and include diversity equity, and inclusion among the guiding principles in our talent acquisition, training and retention practices.

We expect to drive greater diversity within our workforce through a combination of promotion within our organization and external hiring, accounting for any attrition of existing employees.

Pay equity is an important tenet of our long-term strategy. We completed a pay equity study in 2021 through a third-party consultant to review pay variations among our employees, and identify whether any gaps exist that are attributable to factors that are contrary to our mission of Company-wide pay equity, including gender or racial/ethnic group. Our assessments did not reveal any systematic pay inequity.

We have several Company-wide initiatives aimed at promoting diversity, equity and inclusion and leadership opportunities for our diverse employees, including several initiatives that are focused specifically on supporting and developing women at EXL:

•   Managing Unconscious Bias training, Company-wide employee training to bring awareness to and address unconscious bias in the workplace to create a more inclusive workplace; mandatory Anti-Harassment trainings for employees in India and the United States

•   Executive Women VP Development Program, a nine-month leadership development program offered to all of our women vice presidents in 2022 that includes virtual courses and workshops on executive leadership offered through Cornell University’s eCornell platform, coaching and mentoring for strategic leadership capability development and leadership conversations between participants and our executive and operating committee members on DEI issues

• Employee Resource Groups, focus groups of select employee communities aimed at supporting diverse groups and interests within the Company

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Sustainability

• Diversity and Inclusion Springboard – Make your Mark, a six-month certification program for women at the mid- to senior-level for personal and professional advancement that is offered annually

•   “Super Mom,” a program to improve retention and engagement of new mothers through employee-friendly parental leave policies, flexible / reduced working hours for pre- and post-maternity, reorientation after long leave, extended leave, nursing stations and employee care, among others

• WE (Women at EXL), a platform with initiatives such as Employee Resource Groups, a mentoring program (WE NURTURE), inner circles, women back to work, web chat series and face-to-face talks

• In 2022, we launched The Umbrella Project, a celebration of inclusion alongside our LGBTQ+ colleagues, communities and allies worldwide

Talent recruitment, development and retention

Talent-first mindset	Integrated talent management framework	Active role for senior leadership	Continuous employee development
We view talent as a differentiator for our Company’s competitive advantage and, under the leadership of our board of directors and senior executives, are committed to a talent-first mindset.	We maintain an integrated talent management framework, employing active collaboration between our recruitment, capability development and human resource functions.	Our senior leadership team and board of directors play a critical role in defining our talent priorities to align with our strategic vision for each of our business units, as well as with our clients’ priorities.	We focus on continuously developing our employees through our rigorous promotion standards, client and industry-specific training and competitive compensation packages that include incentive-based compensation.

We consider EXL to be a “learning” company, and promote a strong self-learning culture. We have institutionalized a comprehensive set of practices, processes and programs to create an active learning culture and to proactively build market-relevant talent within our Company in four stages:

•	Prejoining: Assessments, development on online learning platforms

•	Onboarding: Company orientation, trainings and informal team meetings

•	Job readiness: Education on client processes, tools and technologies, communication effectiveness and cultural sensitivity

•

Ongoing development: Continued formal learning activities, on the job, supervisor feedback and coaching, regular talent reviews and talent inventory succession, leadership training to identify and develop new leaders

Our capability development framework is focused on developing our employees’ digital and domain expertise and leadership as a means to develop our talent internally. We do this through our learning academies, and through partnerships with industry organizations, institutes, business schools and consulting firms. In 2021 and into 2022, we launched a new learning management system, reNew, that permits our employees to engage in self-directed learning by participating in collaborative trainings that are personalized to their interests and positions and are delivered virtually from any location, at any time. In 2022, we also launched a learning marketplace that provides employees with regularly updated best-in-class digital trainings and certifications.

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Sustainability

Academies

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Sustainability

2022 Training

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Sustainability

Employee engagement and communication

We consider communication and engagement with our more than 45,400 employees distributed throughout more than 50 offices worldwide to be important to our ability to promote our ONE EXL culture that prioritizes inclusivity and collaboration, especially following our adoption of a hybrid operating model with our employees working remotely and in-office. We continued to rely on, and improve, our digital communication and collaboration platforms and multi-channel approach to keeping our employees informed that we built out beginning in 2020 during the COVID-19 pandemic. In particular, we engage with our employees through:

Benefits

Paid leave for new parents

Excused days of absence

Generous vacation policy

Paid holidays

Employee assistance program providing confidential counseling services

Our employees also participate in our success:

Annual or monthly incentives: 100% of our employees are eligible to receive

401K plans with Company match: 100% of our U.S. employees are eligible to enroll within three months of their employment at EXL

ESPP: Our employees in the U.S., the U.K. and India are invited to participate in our employee stock purchase plan, which was approved by our stockholders in our 2022 annual meeting

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Sustainability

Employee health, safety and wellbeing

Because our people are so important to us, we have always viewed employee health, safety and wellbeing as one of our top commitments. We periodically provide trainings on health and safety to our employees, suppliers and partners. In 2022, approximately 99% of our employees completed our health and safety training e-module. We also conduct a risk assessment every six months with the aim of minimizing risk in the workplace. We have received a number of recognitions and awards for our efforts in employee health and safety, detailed below under “Achievements, certifications and awards” on page 59. We also have a number of initiatives to promote our employees’ wellbeing:

Cybersecurity at EXL

We are committed to protecting the confidentiality, integrity, availability and privacy of the information assets of our clients and their customers, as well as our employees, vendors and any other third parties, that are shared with us and for which we are responsible and have developed robust information security and cybersecurity and data privacy controls, safeguards and enabling measures in accordance with applicable laws, regulations and information security standards.

We have implemented and maintain, and regularly improve upon, tools and capabilities to identify, protect, detect, respond and recover from cyber threats, incidents and attacks; reduce vulnerabilities; and minimize the impact from cyber incidents. We have

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Sustainability

an established culture of compliance around cybersecurity matters, and have a strong governance program built upon and supported by policies and processes, tools and technologies, and regular knowledge and awareness training. Each of our employees receives regular knowledge and awareness training on risk mitigation and management and controls and procedures relating to information security, cybersecurity and data privacy.

We comply with and/or are certified in the following standards:

ISO 27001:2013 Global Information Security Standard – Company-wide	PCI DSS 3.2.1 Credit Card and Payment Industry Certification – India, Philippines and South Africa operations	SOX 404 / SSAE 16, SOC 1 and SOC 2 – Company-wide	Hitrust Certification – healthcare operations	ISO 22301 Business Resiliency Certification – India, Philippines and South Africa operations

For more information on our cybersecurity risk management, please see “Cybersecurity risk management” on page 44. For more information on our information security and data privacy procedures, please refer to our Sustainability Report, which is available on our website at www.exlservice.com/corporate-sustainability.

Responsible artificial intelligence

We seek to ensure that our use of artificial intelligence (“AI”) in our business and operations is ethical and trustworthy. We emphasize data integrity as key to eliminate bias in the application of AI. We have a global AI Governance Policy and framework, and a cross-functional AI Governance Committee that oversees and governs our use of AI, with the overall aim of vetting and minimizing potential unethical or unlawful biases in AI processes. Pursuant to our AI Governance Policy, for each deployment of AI, our business teams are guided by our AI bias principles and, in many cases, include a risk assessment exercise. Applicable employees also participate in trainings to identify and reduce bias in AI.

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Sustainability

Achievements, certifications and awards

Health and safety management system, and 75% of our delivery centers as of December 31, 2022, are certified to ISO 45001:2018, meeting international standards for occupational health and safety

All of our delivery centers worldwide are ISO 14001:2015 certified, meeting international standards for effective environmental management systems.

Reporting pursuant to SASB Software and IT Services Standards (2018), GRI Standards, 2016 and the United Nations Sustainable Development Goals	Participant United Nations Global Compact

Participant in the CDP’s Climate Change disclosure program with respect to GHG emissions and climate change data

Safety Excellence Award for Women’s Safety 2021 and 2022, and for Fire Safety 2022	100 Most Sustainable Companies 2022 and 2023	Safest Workplace Award 2021 and 2022

International Institute of Safety & Security Management (IISM) Global Conclave	Barron’s	World Safety Forum

Environmental Stewardship	International Safety Award	Most Trusted Companies
Award 2022	2022	2022 and 2023

World Safety Forum	British Safety Council	Newsweek

Gold Medal—2022

EcoVadis

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Sustainability

Environmental, social and governance matters and pay-for-performance at EXL

A portion of our CEO’s total compensation is tied to the achievement of specific performance goals relating to ESG matters. For more information, see “Detailed review of compensation components – Annual incentives – Determination of individual performance measure achievement” on page 79.

Sustainability oversight

For more information on our oversight of sustainability and ESG-related matters and risks, see “Environmental, social and governance risk management” on page 45.

Learn more about sustainability and environmental, social and governance matters at EXL

Please visit www.exlservice.com/about/sustainability to learn more about our efforts toward sustainability and the impacts we are making on our communities and the environment. Information on our website referred to in this Proxy Statement does not constitute a part of this Proxy Statement.

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Our executive officers

Our executive officers

Rohit Kapoor (age 58) | Vice Chairman and CEO See section entitled “Our board of directors” above.

Ajay Ayyappan (age 45)    |    Executive Vice President, General Counsel and Corporate Secretary

Mr. Ayyappan has served as our Executive Vice President, General Counsel and Corporate Secretary since February 2023. He previously served as our Senior Vice President, General Counsel and Corporate Secretary (December 2018 to February 2023), our Vice President, Acting General Counsel and Corporate Secretary (August 2018 to December 2018), our Vice President, Deputy General Counsel and Assistant Secretary (April 2014 to August 2018) and our Vice President and Assistant General Counsel (March 2007 to March 2014). Prior to joining us, Mr. Ayyappan was a corporate associate at the law firm, Morgan, Lewis & Bockius LLP.

Vikas Bhalla (age 51)    |    Executive Vice President and Business Head, Insurance

Mr. Bhalla has served as our Executive Vice President and Business Head, Insurance since January 2014 and as our Head of Outsourcing since November 2009. He previously served as Vice President, Operations of EXL India (June 2006 to October 2009), as Vice President, Migrations, Quality and Process Excellence of EXL India (April 2002 to June 2006) and as Director, Quality Initiatives of EXL India (May 2001 to March 2002). From May 1998 to May 2001, Mr. Bhalla served in various capacities at General Electric, including as the Quality Leader and E-Business Leader for GE Plastics India. Mr. Bhalla is based in India.

Vivek Jetley (age 48)    |    Executive Vice President and Business Head, Analytics

Mr. Jetley has served as our Executive Vice President and Business Head, Analytics since January 2020. He previously served in various leadership roles with us, including heading enterprise strategy and setting up a strategic deal team. Mr. Jetley has been with EXL since 2006. Prior to joining us, Mr. Jetley was a Partner at Inductis.

Narasimha Kini (age 54)    |    Executive Vice President and Business Head, Emerging Business

Mr. Kini has served as our Executive Vice President and Business Head, Emerging Business since October 2021. He previously served in several leadership roles with us, including in our strategic initiatives and finance and accounting services. Mr. Kini has been with EXL since 2001. Prior to joining us, Mr. Kini was a Finance Leader at Willis Faber.

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Our executive officers

Anita Mahon (age 54)    |    Executive Vice President and Business Head, Healthcare

Ms. Mahon has served as our Executive Vice President and Business Head, Healthcare since May 2022, and previously served as our Executive Vice President and Chief Growth Officer (March 2020 to May 2022). Prior to joining us, Ms. Mahon served as Vice President, Data, Strategy & Portfolio Officer at IBM Watson Health, a business unit focused on developing cognitive and data-driven technologies to advance health. Ms. Mahon joined IBM in 2016 through its acquisition of Truven Health Analytics, a healthcare information and analytics business, where she served as Chief Strategy Officer. Prior to Truven, she held other leadership roles that placed her at the intersection of strategy, technology and analytics.

Maurizio Nicolelli (age 54)    |    Executive Vice President and Chief Financial Officer

Mr. Nicolelli has served as our Executive Vice President and Chief Financial Officer since February 2020. Prior to joining the Company, Mr. Nicolelli served as Senior Vice President and Chief Financial Officer of Casa Systems beginning in 2019. He previously served 23 years at FactSet Research Systems, where he was Senior Vice President, Principal and Chief Financial Officer from 2009 to 2018.

Ankor Rai (age 47)    |    Executive Vice President and Chief Digital Officer

Mr. Rai has served as our Executive Vice President and Chief Digital Officer from October 2021 until his resignation in April 2023. He previously served in several leadership roles with us, including as the global co-head of our Analytics business. Mr. Rai was with EXL since 2006. Prior to joining us, Mr. Rai was a Partner at Inductis.

62	/	EXL 2023 Proxy Statement

Executive compensation

Executive compensation

Compensation Discussion and Analysis

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Executive compensation

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Executive compensation

Named Executive Officers

As determined in accordance with SEC rules, our named executive officers (“NEOs”) for 2022 are:

Rohit Kapoor, our Vice Chairman and CEO

Maurizio Nicolelli, our Executive Vice President and CFO

Vikas Bhalla, our Executive Vice President and Business Head, Insurance

Vivek Jetley, our Executive Vice President and Business Head, Analytics

Ankor Rai, our Executive Vice President and Chief Digital Officer until April 2023

Executive summary

Select 2022 financial and business highlights

•

Our annual revenues increased 25.8% from $1.12 billion in fiscal year 2021 to $1.41 billion in fiscal year 2022. Analytics revenue increased 40.5% and digital operations and solutions revenue increased 15.6%.

•	We improved our net income attributable to stockholders by 24.6% from $114.8 million to $143.0 million.

•	Our diluted EPS increased from $3.35 to $4.23, an increase of 26.1%.

•	We added approximately 8,000 employees to our global workforce, mainly in our delivery centers.

•

In 2022, the Company returned capital to stockholders by repurchasing $68.5 million of shares. The Company’s board of directors authorized a $300 million common stock repurchase program beginning January 1, 2022.

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Executive compensation

Total stockholder return

The following graphs compare our 1-year, 3-year and 5-year cumulative total stockholder return (“TSR”) as of December 31, 2022, with the median TSR of companies comprising Nasdaq, S&P 600 and our peer group. As shown in the table, our 1-Year, 3-Year and 5-Year TSR outperformed all of our market benchmarks.

1-Year TSR	3-Year TSR	5-Year TSR

Awards and industry recognition

•	Our people are our primary assets, and they continue to be recognized across the industry.

•	As in prior years, we continued to receive numerous industry recognitions and awards, including:

–	Customer’s Choice in Gartner® Peer Insights™ for Data and Analytics Service Providers

–	Leader in Everest Group Advanced Analytics and Insights Services and Healthcare Analytics Service Providers PEAK Matrix® Assessments

–	Leader in Gartner® Magic Quadrant™ for Finance and Accounting Business Process Outsourcing

–	Leader in all four categories in the ISG Provider Lens™ for Digital Finance and Accounting Outsourcing Services

–	Leader in Everest Group Digital Platform & Augmentation Suite in Insurance BPS PEAK Matrix® Assessment

–	Luminary in Celent New Business and Underwriting Systems: Global Life Insurance

–	Leader in Everest Group Property & Casualty Insurance BPS PEAK Matrix®

–	Leader in all three categories in the ISG Provider Lens™ for Insurance Services: P&C Insurance BPO Services, Life & Retirement Insurance BPO Services and Life & Retirement TPA Services

–	Best in KLAS 2022 for Risk Adjustment

–	Best in Class in the Aité Matrix: Payment Integrity in Healthcare

–	Leader in Everest Group Healthcare Payer Operations PEAK Matrix® Assessment 2022

Clients and operations

•	In 2022, we won 59 new clients, adding to the 58 new clients we won in 2021.

•	In the past year, revenue from our top 20 clients grew by 18.4%, with 16 of those clients contracting for our services and solutions in both analytics and digital operations and solutions.

66	/	EXL 2023 Proxy Statement

Executive compensation

Summary of key compensation considerations & decisions in 2022

The following highlights the Compensation and Talent Management Committee’s key considerations and compensation decisions in 2022 and with respect to performance for 2022 for our NEOs.

Items	Considerations and decisions

Say on Pay Approval	Over 99% of our stockholders approved, on a non-binding basis (excluding broker non-votes), of our compensation of our NEOs.

Base Salaries	Base salaries for our NEOs were revised effective October 1, 2022, as described below.

Annual Incentives	We based our annual incentives on achievement of Company goals (revenue and AOPM) and personal performance goals. In 2022, we delivered 107.66% of our revenue performance target and 101.45% of our AOPM target, resulting in annual incentive payout calculations for our NEOs, ranging from 153% of target performance to 159% of target performance of the named executive officers.

Equity Incentives

This was the third and final performance year for the performance-based restricted stock units granted in 2020. We achieved 101.6% of the revenue target for the revenue-linked restricted stock units resulting in 100% of target funding of those grants. The Company’s TSR performance was at the 97.6 percentile among its performance peer group (as defined below), resulting in the NEOs earning 200% of the 2020 relative TSR- linked restricted stock units pursuant to the terms of the original grant. In the aggregate, the performance-based restricted stock units granted in 2020 achieved vesting of shares at 150% of target performance. No adjustments were made to the 2020 performance-based restricted stock units or the associated performance targets to account for the impact of the COVID-19 pandemic in the 2020, 2021 and 2022 fiscal years.

Pay-for-performance

Our executive compensation philosophy is focused on pay-for-performance. In this regard, we link a significant portion of each NEO’s total compensation to the achievement of specified performance goals. This variable compensation is “at-risk” and rewards performance and contributions to both short- and long-term financial performance.

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Executive compensation

As illustrated by the following charts, the majority of compensation that may be earned by our named executive officers is tied to the achievement of financial performance metrics (annual incentive awards and PRSUs) or fluctuates with the underlying value of our common stock (RSUs).

Vice Chairman & CEO	NEO compensation mix
compensation mix	(Excluding Vice Chairman & CEO)

*Base salary also includes other compensation

68	/	EXL 2023 Proxy Statement

Executive compensation

Executive compensation program, practices and policies

Our compensation programs, practices and policies are reviewed and re-evaluated regularly and are subject to change from time to time in line with market best practices, including alignment of pay with performance. Our executive compensation philosophy is aligned with our core values, focused on pay-for-performance and designed to reflect appropriate governance practices aligned with the needs of our business. Listed below are some of the Company’s more significant practices and policies that were in effect during fiscal year 2022, which were adopted to drive performance and to align our executives’ interests with those of our stockholders.

What we do	What we don’t do

Align our executive pay with performance: We link a significant portion of each NEO’s total compensation to the achievement of specific performance goals.

Variable compensation is “at-risk” and rewards performance and contributions to both short- and long-term financial performance.

No option repricing: We prohibit option repricing without stockholder approval.

Use appropriate peer groups when establishing compensation: We established a peer group to help us review market practices and design a competitive compensation program. The criteria for peer group selection include, annual revenues, similarity in business model and strategic focus, scope of operations, potential mobility of talent and industry alignment.

We set compensation of our executive officers at levels that we believe are appropriate relative to the compensation paid to similarly situated officers of our peers, giving consideration to market and other factors.

No option backdating or discounting: We prohibit option backdating and discounting.

Ensure equity compensation best practices: We design equity incentives to encourage our executives to maintain a long-term view of stockholder value creation, to encourage retention and to ensure a significant portion of the award is performance-based. Equity awards are granted on the basis of the executive’s prior year’s performance and are subject to time or performance-based vesting conditions. A significant portion of such awards only pay out according to the achievement of Company performance goals covering a 3-year period.

We hold dividends accrued under our equity awards, if any, until the recipient vests in the underlying shares or units.

No excessive overhang or dilution: We do not have excessive overhang or dilution from equity grants.

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Executive compensation

Maintain an independent Compensation and Talent Management Committee and consultant: Compensation decisions for our NEOs are approved by a Compensation and Talent Management Committee composed of non-employee independent directors.

Our Compensation and Talent Management Committee is advised by an independent consultant who reports directly to the Compensation and Talent Management Committee and provides no other services to the Company or management.

Limited perquisites: We provide our named executive officers with only limited perquisites and personal benefits that serve an important business purpose in addition to the regular benefits offered to all employees.

We consider the perquisites and personal benefits that we offer to our executives in India to be customary benefits which allow us to remain competitive for top talent.

Mitigate risks: The mix and design of our compensation programs serves to mitigate operational, financial, legal, regulatory, strategic and reputational risks.

No tax gross-ups: We do not provide “gross-ups” to any of our named executive officers, including gross-ups for any excise taxes imposed with respect to Section 280G (change-in-control payments) or Section 409A (nonqualified deferred compensation) of the U.S. Internal Revenue Code of 1986, as amended (which we refer to as the “Code”).

Maintain a clawback policy: We maintain a compensation recovery policy that allows the Company to recover compensation (including cash and/or equity awards) previously paid to one or more officers in the event of a financial restatement caused by noncompliance with reporting requirements that impacts the applicable performance metric if, in the opinion of our board of directors or Compensation and Talent Management Committee, the identified executive’s misconduct was a material factor causing the restatement.

No hedging: We maintain a policy in which the following persons are prohibited from engaging in hedging transactions involving our shares and other securities: our directors and their secretaries and other assistants; our executive officers and their secretaries and other assistants; our employees in the accounting, finance and legal departments; the members and permanent invitees of our operating and executive committees; and all of our vice president level 2 and 3 officers (whom we refer to collectively as “Reporting Persons”). For this purpose, “hedging” refers to any strategy to offset or reduce the risk of price fluctuations in our shares or other securities or to protect, in whole or in part, against declines in the value of our shares or other securities. This prohibition thus applies to all transactions in derivative securities based on our stock such as other securities, including puts, calls, swaps and collar arrangements.

Maintain a robust stock ownership policy: We maintain a stock ownership policy that requires our CEO to maintain aggregate stock ownership equal to at least six times his base salary and vested stock ownership equal to at least three times his base salary, and that, effective as of January 1, 2022, requires the other members of our executive committee to maintain vested stock ownership equal to at least two times their respective base salaries. Covered executives have three years from their hire date to attain the required stock ownership levels (or three years from January 1, 2022 for existing covered executives).

We maintain a similar stock ownership policy for our non-employee directors that requires directors to maintain stock ownership of at least five times their respective annual cash retainers. Directors have five years from their appointment date to attain the required stock ownership levels.

As of December 31, 2022, all covered executives and directors were in compliance with the stock ownership policy.

No pledging: Under our policy mentioned above, Reporting Persons (as defined above) are only permitted to pledge shares of our stock that exceed those required to be owned under our Stock Ownership Policy described above.

70	/	EXL 2023 Proxy Statement

Executive compensation

Overview of compensation policies and philosophies

We believe that our long-term success is linked to our ability to recruit, train, motivate and retain employees at every level. There is significant competitive pressure in our industry for qualified managers with a track record of achievement. It is critical that we recruit, train, motivate and retain highly talented individuals at all levels of the organization who are committed to our core values of innovation, collaboration, excellence, integrity and mutual respect. We believe that our executive compensation programs are integral to achieving this end.

Our Compensation and Talent Management Committee bases its executive compensation programs on the following objectives, which guide us in establishing all of our compensation programs:

Compensation should be based on
responsibility and performance.

Our compensation program should deliver

top-tier compensation in return for top-tier

individual and company performance, and

lower tier compensation for individual

performance and/or our performance that

falls short of expectations.

Pay-for-performance and retention must be balanced in order to ensure the ongoing motivation and commitment of our employees.

Compensation should balance long-term and short-term objectives.

Equity-based compensation should be higher for persons with higher levels of responsibility and greater influence on long-term results.

To enable us to attract and retain top talent, compensation should reflect the value of the job in the marketplace.

Compensation programs should be easy to understand.

Compensation should be administered uniformly across the Company with clear- cut objectives and performance metrics.

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Executive compensation

Compensation process: roles and responsibilities

Our Compensation and Talent Management Committee has established a number of processes to assist it in ensuring that our executive compensation programs are achieving their objectives. Our Compensation and Talent Management Committee, our management and our independent compensation consultant are each engaged in these processes, as described in greater detail below.

Company performance – Compensation and Talent Management Committee

Establishment of performance measures

At the beginning of each year, or the end of the prior year, our Compensation and Talent Management Committee establishes the Company-wide and relevant business line performance measures on which our named executive officers’ annual incentive awards and equity incentive awards are largely based. These measures reflect targets that are intended to encourage stretch performance.

Assessment of Company performance

At the end of the performance period, the Compensation and Talent Management Committee reviews and certifies our performance achievement in relation to the pre-established targets, and considers the appropriateness of adjustments to the performance criteria and calculations of performance achievement.

Individual performance – board of directors, Compensation and Nominating and Governance Committees, and Vice Chairman and CEO

The evaluation of an individual’s performance determines a portion of the payouts under our annual incentive program and also influences any changes in base salary for each of our named executive officers.

Assessment of Vice Chairman and CEO performance

For Mr. Kapoor, our board of directors reviews and provides feedback on a self-evaluation prepared by Mr. Kapoor. Once all directors have given feedback on Mr. Kapoor’s performance, our Chairman and Chair of the Compensation and Talent Management Committee lead a comprehensive discussion of the full board of directors on Mr. Kapoor’s performance, leadership accomplishments and overall competence to evaluate the achievement of established objectives.

Assessment of performance for all other NEOs and executive officers

For all other NEOs and executive officers, Mr. Kapoor makes a performance assessment and compensation recommendation to our board of directors. He bases the performance assessments on our named executive officers’ self-evaluations and his performance assessments of each of them.

Our board of directors reviews the performance assessments with Mr. Kapoor, and evaluates the achievement of established objectives by each executive officer and his or her business line, if applicable, and his or her contribution to our performance, leadership accomplishments and overall competence. The board of directors may exercise their judgment based on the executive officer’s interactions with the board of directors.

Other matters relevant to compensation decisions – Compensation and Talent Management Committee

Our Compensation and Talent Management Committee periodically reviews related matters such as succession planning and management, evaluation of management performance, changes in the scope of managerial responsibilities, and consideration of the business environment, and considers such matters in making compensation decisions. The Compensation and Talent Management Committee also takes into account an executive officer’s job responsibilities, performance, qualifications and skills in determining individual compensation levels.

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Executive compensation

Independent compensation consultant

For 2022, the Compensation and Talent Management Committee retained the services of Farient, a qualified and independent compensation consultant, to aid the Compensation and Talent Management Committee in performing its duties. The Compensation and Talent Management Committee’s compensation consultant assists in:

•   reviewing our executive pay philosophy

•   collecting and evaluating external market data regarding executive compensation and performance,

•   selecting peer group companies,

•   reviewing the Proxy Statement,

•   advising the Compensation and Talent Management Committee on developing trends and best practices in executive and director compensation and equity and compensation governance, and

•   advising the Compensation and Talent Management Committee on incentive plan design that aligns with our strategy.

In addition, Farient advises our Nominating and Corporate Governance Committee regarding director compensation. Other than performing these consulting services, Farient does not provide other services to us or our executive officers. We have affirmatively determined that no conflict of interest has arisen in connection with the work of Farient as compensation consultant for the Compensation and Talent Management Committee.

Peer market data Compensation and Talent Management Committee and independent compensation consultants

We review peer compensation data on an annual basis in order to set compensation for each following year. At the time compensation decisions were made for our senior executive officers in 2022, our Compensation and Talent Management Committee reviewed publicly available compensation data. In partnership with our independent compensation consultant, we have established a list of criteria to assess the relevance of different companies to be included in our compensation peer group. The criteria by which we select our peers includes companies that are in similar industries as us, have similar business models as us (operating in similar markets, requiring similar executive talent skills and subject to similar market forces), and are within a revenue range of around half our revenues to four times our revenues.

The following chart shows the companies that make up our peer group as well as the respective industries and revenues of each:

	Company	Industry	Revenue ($MM, USD)

	EPAM Systems, Inc.	IT Consulting and Other Services	$4,825

	Genpact Limited	Data Processing and Outsourced Services	$4,371

	Splunk Inc.	Application Software	$3,654

	Verisk Analytics, Inc.	Research and Consulting Services	$2,497

	TTEC Holdings, Inc.	Data Processing and Outsourced Services	$2,444

	Teradata Corporation	Systems Software	$1,795

	ExlService Holdings, Inc.	Data Processing and Outsourced Services	$1,412

	Fair Isaac Corporation	Application Software	$1,377

	WNS (Holdings) Limited	Data Processing and Outsourced Services	$1,110

	CSG Systems International, Inc.	Data Processing and Outsourced Services	$1,090

	MultiPlan Corporation	Health Care Technology	$1,080

	Perficient, Inc.	IT Consulting and Other Services	$ 905

	Guidewire Software, Inc.	Application Software	$ 813

EXL 2023 Proxy Statement	/	73

Executive compensation

We use a separate peer group for measuring performance under our PRSUs, as described under “Compensation—Fiscal year 2022 awards.”

Management also used compensation survey data from Aon Consulting, comprising companies within our global industry with whom we compete for talent. While the Compensation and Talent Management Committee reviewed and considered the data provided by these surveys, it did not consider or review the compensation paid to executives at the component companies included within such surveys and did not use this information or any other data as a definitive benchmark to set executive compensation for fiscal year 2022.

Our Compensation and Talent Management Committee reviews compensation information provided by Farient and other third-party data in order to evaluate each executive’s base pay, annual incentives and equity incentives when changes in compensation are considered. Compensation decisions are designed to promote our fundamental business objectives and strategy.

Our Compensation and Talent Management Committee uses the compensation data to obtain a general understanding of current market practices, so it can design our executive compensation program to be competitive. Market data is not used exclusively, but rather as a point of reference to draw comparisons and distinctions.

Components of executive compensation for 2022

For 2022, the compensation of executive officers consisted of the following five primary components:

Compensation component	Description	Objectives
Base salary	Fixed compensation that is reviewed annually and is based on performance, experience, responsibilities, skill set and market value.	Provide a base level of compensation that corresponds to the job function performed. Attract, retain, reward and motivate qualified and experienced executives.
Annual incentives

“At-risk” compensation earned based on performance measured against pre-established annual goals.

75% of each NEO’s award is tied to Company-wide performance with the remaining 25% to the achievement of individualized goals.

Incentivize executives to achieve annual goals that ultimately contribute to long-term company growth and stockholder return.
Long-term incentives

“At-risk” compensation in the form of restricted stock unit awards whose value fluctuates according to stockholder value.

40% of the award vests based on continued service.

60% vests based on achievement of revenue and total stockholder return goals.

In addition, for 2022, certain executives had the ability to receive share matching awards, as described in greater detail below.

Align executive interests with those of stockholders. Reward continuous service with the company. Incentivize executives to achieve goals that drive company performance over the long-term.

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Executive compensation

Compensation component	Description	Objectives
Other benefits	Broad-based benefits provided to company employees (e.g., health and group insurance), a retirement savings plan and other personal benefits where appropriate.	Provide a total compensation package that is competitive with the marketplace and addresses unique needs, especially for overseas executives.
Severance and change in control protections	Protect executives during potentially tumultuous corporate transaction. Provide reduced post-employment compensation upon other involuntary terminations.

Allow executives to focus on generating stockholder value during a change in control transaction.

Provide market-competitive post-employment compensation recognizing executives likely require more time to find subsequent employment.

Detailed review of compensation components

Base salary

As discussed above, we provide our executive officers fixed compensation commensurate with their performance, experience, responsibilities, skill set and market value. This attracts and retains an appropriate caliber of talent for the position and provides a base wage that is not subject to our performance risk. In setting base salaries for 2022, our Compensation and Talent Management Committee considered:

Individual performance	The degree to which the executive met and exceeded expectations.

Market data	Market data to test reasonableness of compensation.

Overall compensation mix	Senior employees should have a greater portion of their compensation tied to increasing stockholder value.

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Executive compensation

Upon completing its review, the Compensation and Talent Management Committee determined it was appropriate to increase base salaries for all of our named executive officers, effective as of October 1, 2022. Noting that, as of that date, it had been one and a half years since any base salary increase for Mr. Bhalla and Mr. Jetley and almost three years since any base salary increase for Mr. Nicolelli, the Compensation and Talent Management Committee determined that base salary increases were warranted in order to align more closely to the median of the market, including in light of the internal promotion of certain of our NEOs, Mr. Jetley and Mr. Rai, within the last several years, and account for individual performance. In addition, Mr. Jetley’s base salary increase recognizes the significant growth in Analytics over the past year, and Mr. Rai’s recognizes the importance of the Company’s digital strategy. The fixed compensation amount for Mr. Bhalla covers not only base salary, but also amounts available as a travel allowance, an automobile allowance, a housing allowance, and a cash supplementary allowance, consistent with compensation practices in India.

Name	2021 Base salary / annual fixed compensation ($)	2022 Base salary / annual fixed compensation ($)	% Increase

Rohit Kapoor	750,000	815,000	8.67%

Maurizio Nicolelli	475,000	510,000	7.37%

Vikas Bhalla	INR 24,500,000(1)	INR 27,900,000(2)	13.88%

Vivek Jetley	420,000	500,000	19.05%

Ankor Rai	410,000	450,000	9.76%

(1) Equivalent to $329,611, converted at 74.33 INR to 1 USD, which was the exchange rate on December 31, 2021.

(2) Equivalent to $337,282, converted at 82.72 INR to 1 USD, which was the exchange rate on December 30, 2022.

Annual incentives

We have established an annual incentive program in order to align our executive officers’ goals with our performance targets for the current year and to encourage meaningful contributions to our future financial performance. Our Compensation and Talent Management Committee approved the framework of our annual incentive program in late 2021 for awards payable in respect of 2022 performance. Under the program, annual incentive award target amounts, expressed as a percentage of base salary or annual fixed compensation, are established for participants at the beginning of each year unless their employment agreements contain different terms. Funding of potential annual incentive award payouts for the year are determined by our financial results for the year relative to predetermined performance measures and our assessment of each named executive officer’s performance relative to his predetermined individual performance goals. If our performance falls short of target, our aggregate funding of the annual incentive pool declines. If we do not achieve a minimum threshold for the established financial performance objectives, then the annual incentive pool is not funded for that particular objective. Although the Compensation and Talent Management Committee has not historically done so, except in 2020 in light of the unanticipated impact of the COVID-19 pandemic, it has the discretion under the 2018 Plan to adjust an award payout from the amount yielded by the formula at the end of the performance period for reasons such as the effect of changes in laws or regulatory rules, acquisitions or divestitures, extraordinary accounting items, foreign exchange gains or losses, and/or any specific unusual or non-recurring events. The Compensation and Talent Management Committee did not use any discretion for the 2022 annual incentive awards.

76	/	EXL 2023 Proxy Statement

Executive compensation

Our Compensation and Talent Management Committee considered the following when establishing the awards for 2022:

Annual incentive award targets

Annual incentive award targets were established based on job responsibilities and comparable market data. Our objective was to set targets such that total annual cash compensation was within the broad middle range of market data and a substantial portion of that compensation was linked to our performance. Consistent with our executive compensation policy, individuals with greater job responsibilities had a greater proportion of their total compensation tied to our performance. During 2022, our Compensation and Talent Management Committee established the following annual incentive award targets (expressed as a percentage of base salary or annual fixed compensation) as well as maximum targets for each named executive officer.

Name	Annual incentive award target	Annual incentive award maximum

Rohit Kapoor	150% of base salary	300% of base salary

Maurizio Nicolelli	75% of base salary	150% of base salary

Vikas Bhalla	75% of annual fixed compensation	150% of annual fixed compensation

Vivek Jetley	75% of base salary	150% of base salary

Ankor Rai	75% of base salary	150% of base salary

Performance measures

Our executives were eligible to earn annual incentives with 75% of the award based on their achievement of Company-wide performance metrics and the remaining 25% of the award based on individual performance. The Company-wide portion of 2022 annual incentives was based 50% in part on the Company’s revenue goal, and 50% in part on the Company’s adjusted operating profit margin (AOPM) for all employees, including our named executive officers, whose annual incentives are linked to Company-wide financial performance.

In 2022, the Compensation and Talent Management Committee continued to set the Company-wide performance goals, as well as the individual performance goals described above, for all named executive officers to ensure the executives were properly focused on the Company’s revenue and AOPM goals, as well as other areas of performance that are unique to their positions within the organization. The Compensation and Talent Management Committee believes achievement of these performance metrics will drive our business and, in turn, lead to increased stockholder value.

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Executive compensation

Determination of financial performance achievement

For 2022, our Compensation and Talent Management Committee established a revenue target of $1.33 billion (which was 18.8% higher than our actual revenue for the prior year and 23.4% higher than our prior year’s target performance) and an AOPM target of $247.37 million (which was 18.7% higher than our actual for the prior year and 38.3% higher than our prior year’s target). As shown below, the portion of annual incentive award payments that were subject to these financial performance measures could have ranged from zero to 200% of the target depending on the achievement of the performance goals.

Performance targets: revenue ($1.33 billion); and AOPM ($247.37 million)

% of performance achieved compared to target goal	% of target portion funded

Above 110%	200%

At 100%	100%

At 90%	10%

Less than 90%	0%

Linear interpolation for performance between discrete points

Based on our performance during the 2022 fiscal year, we achieved 107.66% of our revenue target (resulting in funding of 176.63%) and 101.45% of our AOPM target (resulting in funding of 114.51%), which yielded a weighted funding of 145.57%.

78	/	EXL 2023 Proxy Statement

Executive compensation

Determination of individual performance measure achievement

Our named executive officers earn a portion of their annual incentive awards based on the achievement of individual performance measures designed to balance the named executive officers’ efforts between the achievement of near-term objectives that improve specific processes or performance metrics and long-term objectives that increase the Company’s value, economic impact, and sustained stockholder returns. For more information on the process for determining individual performance measure achievement, please see “Compensation process: roles and responsibilities” on page 72. Below is a summary of each named executive officer’s individual performance measures, as well as a summary of each named executive officer’s achievements in light of the designated performance measures:

Named Executive Officer	2022 Individual performance measure	2022 Individual performance achievement

Rohit Kapoor

•   Drive profitability with sustained momentum

•   Execute on EXL’s digital and analytics strategy

•   Strengthen talent acquisition and development and company culture, including focus on diversity, equity and inclusion strategies

•   Ensure agile decisioning and strengthen enterprise risk management

•   Continue to advance ESG program

•   Led growth resulting in 2022 revenues of $1,412 million, 25.8% over 2021 revenue, sustained profitability and adjusted EPS of $6.02

•   Established company-wide data-led mission as relates to digital and analytics solutions

•   Continued focus on talent acquisition and strong progress on building diverse and expanded leadership and key digital and data-related capabilities

•   Continued to strengthen overall risk culture

•   Progressed on ESG matters as outlined in EXL’s third Annual Sustainability Report

Maurizio Nicolelli	• Provide effective leadership to finance team • Enhance profitability • Execute on long-term tax strategy

•   Led the finance team and the technology and LIFE functions effectively with strong business partnering and by nurturing One EXL mindset

•   Drove strong profitability across business units

•   Drove long-term tax strategy resulting in current benefits and a pathway to future benefits

Vikas Bhalla	• Drive profitability for Insurance • Create and implement innovative data and analytics solutions for Insurance clients • Grow Insurance profitability

•   Drove Insurance revenue (including portion of Analytics revenue from insurance industry) to $582.8 million with strong gross margins

•   Developed and enhanced existing digital-led solutions for insurance industry

•   Drove strong Insurance business profitability

Vivek Jetley	• Drive profitability and build high growth business for Analytics • Build EXL’s data management and cloud enablement capabilities, and build our data assets	• Facilitated high revenue growth of Analytics business with strong gross margins • Created significant foundational capabilities in data management and cloud enablement areas

Ankor Rai	• Drive digital implementation • Execute on EXL’s digital strategy	• Executed successful digital implementations across business units and clients • Developed and amplified EXL’s data led approach to digital strategy both internally and externally

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Executive compensation

The table below sets out the 2022 annual incentive awards paid to our named executive officers (paid in March 2023):

Name	2022 Actual annual incentive awarded ($)(1)

Rohit Kapoor	1,829,887

Maurizio Nicolelli	554,929

Vikas Bhalla	357,340

Vivek Jetley	525,488

Ankor Rai	481,822

(1)	The exchange rate used for the conversion from Indian rupees to U.S. dollars for Mr. Bhalla was 82.72 INR to 1 USD, which was the exchange rate on December 30, 2022.

Long-term equity incentives

The Compensation and Talent Management Committee believes long-term equity awards provide employees with the incentive to stay with us for longer periods of time, which in turn provides greater stability as we grow. These incentives foster the long-term perspective necessary for continued success in our business because the value of the awards is directly linked to long-term performance of our stock price, and they ensure that our executive officers are properly focused on stockholder value.

Moreover, the Compensation and Talent Management Committee favors restricted stock unit awards because these awards offer executives the opportunity to receive shares of our common stock on or shortly following the date that the restrictions lapse. Such awards serve both to reward and retain executives because value is linked to the price of our stock on the date that the restriction lapses, and the executive must generally remain employed by the Company through the date that the restrictions lapse. For these reasons, restricted stock unit awards provide a significant degree of alignment between the interests of our executives and stockholders.

The Compensation and Talent Management Committee also believes that the mix between Time-Vested RSUs and Performance-Vested RSUs provides an appropriate balance between incentivizing our executives to continue their employment with the Company and ensuring they are focused on generating long-term financial performance and sustained stockholder value, which, in turn, results in additional compensation.

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Compensation

Fiscal year 2022 awards

Under our equity compensation program, our executive officers received restricted stock units under the 2018 Omnibus Incentive Plan approved by the Company’s stockholders at the annual meeting of stockholders held in June 2018 (the “2018 Plan”). We awarded restricted stock units to nearly all of our named executive officers in the proportions shown below. In 2021, in response to the COVID-19 pandemic, we temporarily revised our long-term equity incentive program for 2021 only to remove the revenue performance metric. Therefore, in 2022, we reinstated the revenue performance metric and returned to our pre-2021 practice of awarding performance-based restricted stock units with a portion subject to revenue-based performance metrics and a separate portion subject to TSR-based performance metrics. In addition, we adjusted the overall weighting of our restricted stock units to change the total percentage of PRSUs from 50% to 60% to further increase the percentage of incentive compensation tied to performance.

40%	+	36%	+	24%	=	Total

Time-vested RSUs		Relative TSR-linked PRSUs		Revenue-linked PRSUs		LTI award

Our Compensation and Talent Management Committee selected revenue as one performance measure because it is a key driver of stockholder value, thus aligning stockholder and executive interests. Our Compensation and Talent Management Committee selected relative TSR because it incorporates a comparative component that requires our stock to outperform our industry classification peers for awards to vest. In addition, both the revenue and relative TSR performance measures encourage a focus on our strategic goals of long-term financial performance and market share growth.

The table below shows the amount of Time-Vested and Performance-Vested RSUs our Compensation and Talent Management Committee awarded our named executive officers in 2022. In general, the Compensation and Talent Management Committee believes that the size of the award granted to an executive officer should increase based on the executive officer’s level of responsibility within the Company.

Name	Annual Time-Vested RSUs	Relative TSR-Linked PRSUs	Revenue-Linked PRSUs

Rohit Kapoor	25,164	22,647	15,099

Maurizio Nicolelli	3,884	3,495	2,331

Vikas Bhalla	4,348	3,913	2,609

Vivek Jetley	4,040	3,636	2,424

Ankor Rai	3,108	2,797	1,865

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•	The “Time-Vested RSUs” will vest in increments of 25% on each of the first four anniversaries of the grant date, subject to continuous service with the Company through the applicable vesting date.

–	The Compensation and Talent Management Committee believes these Time-Vested RSUs provide an important role in promoting retention of our executive officers.

•	The “Performance-Vested” portion of the 2022 RSUs (“PRSUs”) are split into two types that each vest based on separate performance measures as follows:

–

Revenue-Linked PRSUs: 40% of these performance-based restricted stock unit awards will cliff-vest on December 31 of the third fiscal year in the performance period, subject to achievement of threshold Company revenues against an aggregate revenue target over the grant’s three-year performance period of January 1, 2022, to December 31, 2024, and continuous employment through December 31, 2024 — we call these awards “Revenue-Linked PRSUs.” The ultimate amount of Revenue-Linked PRSUs that a recipient earns may be up to 200% of the target award of Revenue-Linked RSUs. To the extent the Company’s revenue falls in between the outlined target achievements, the percentage of Revenue-Based RSUs earned will be determined based on straight line interpolation. The chart below sets forth the revenue target achievement thresholds and corresponding funding percentage:

Revenue target achievement	Percentage of Revenue-Linked PRSUs earned

110% or more	200%

At 100%	100%

90%	25%

–

Relative TSR-Linked PRSUs: The remaining 60% of the performance-based restricted stock unit awards cliff-vests on December 31 of the third fiscal year in the performance period, based on the achievement of relative total stockholder return performance of the Company against a performance peer group over the grant’s three-year performance period of January 1, 2022, to December 31, 2024, and continuous employment through December 31, 2024 — we call these awards “Relative TSR-Linked PRSUs.” The Company’s TSR for the TSR performance period will be computed and then compared to the TSR of the companies in the “performance peer group,” which is comprised of the public companies traded on either the NYSE or NASDAQ stock markets in our 8-digit Global Industry Classification Standard sub-industry group. This comparator set is more appropriate than the compensation peer group for this purpose as it provides a more robust comparison of our performance to the marketplace by the inclusion of more companies and eliminating size as a selection criterion, which is more relevant for compensation than performance comparison. For the Relative TSR-Linked PRSUs granted in 2022, the Company included a negative TSR cap. Under the negative TSR cap, if the total stockholder return is negative over the course of the three-year performance period, no named executive officer may receive greater than 100% funding of the TSR-Linked PRSUs.

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The percentage of Relative TSR-Linked PRSUs earned will be determined based on straight-line interpolation to the extent the Company’s TSR falls in between the 20th and 80th percentiles, as per the chart below:

TSR peer group percentile	Percentage of Relative TSR-Linked PRSUs earned

80.0 or more	200%

65.0	150%

50.0	100%

35.0	50%

20.0 or less	0%

–	The Compensation and Talent Management Committee believes the PRSUs focus our executives on key drivers of our Company’s business that will ultimately lead to creation of additional stockholder value.

In 2022, we also adopted a Share Matching Program (“SMP”) under the 2018 Plan to promote long-term ownership and alignment of executive and stockholder interest. The SMP generally entitles a participant to one restricted stock unit for every share of Company common stock newly acquired and held by the participant during a specified acquisition period, up to a pre-established maximum of $500,000. For purposes of the match, “newly acquired shares” includes the employee’s first quarter 2022 open market purchases of our common stock, and/or, to the extent elected by the employee, the after-tax value of equity vesting in the first quarter 2022, in an amount between $100,000 to $500,000 per such employee. In general, as long as a participant continues to hold his or her newly acquired shares and remains employed with the Company, the associated restricted stock units received will cliff vest in two installments with one-third vesting on the second anniversary of the grant date and the remaining two-thirds vesting on the third anniversary of the grant date. In addition, each award agreement requires the executive to hold any shares of Company stock acquired under the SMP for a period of two years following the applicable settlement date. Accordingly, participation in the SMP ties the executive’s compensation to the Company’s stock performance for a total of five years. The SMP is designed to encourage key executives to acquire a larger equity ownership interest (up to an additional $1 million of stock value that effectively must be held for five years) in the Company, thereby further aligning the interests of these key executives with the interest of stockholders.

Each of the NEOs, other than Mr. Kapoor, received a share matching award of 4,177 restricted stock units in 2022 as a result of his acquisition of shares that qualified under the SMP as newly acquired. Those NEOs took full advantage of this program and participated near the maximum limit, which shows our NEOs’ long-term commitment to the Company.

Finally, our modified executive stock ownership policy, which went into effect in 2022, doubles the amount of Company equity that each executive officer other than the CEO is expected to maintain (see “Maintain a robust stock ownership policy” on page 70), which serves to further align executive and stockholder interests.

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Payout of awards granted in prior fiscal years

This was the third and final performance year for the 2020 performance-based restricted stock units. We achieved 101.6% of the revenue target for the revenue-linked restricted stock units resulting in 100% of target funding of those grants. The Company’s TSR performance was at the 97.6 percentile among its peer group, resulting in the executives earning 200% of the 2020 relative TSR-linked restricted stock units pursuant to the terms of the original grant. No adjustments were made to the 2020 performance-based restricted stock units or the associated performance targets to account for the impact of the COVID-19 pandemic in the 2020, 2021 and 2022 fiscal years.

Benefits and perquisites

We offer employee benefits coverage in order to:

•	provide our global workforce with a reasonable level of financial support in the event of illness or injury; and

•	provide market-competitive benefits that enhance productivity and job satisfaction through programs that focus on work/life balance.

The benefits available for all U.S. employees include customary medical and dental coverage, disability insurance and life insurance. In addition, our 401(k) plan provides a reasonable level of retirement income reflecting employees’ careers with us. A number of our U.S. employees, including our U.S.-based named executive officers, participate in these plans. The cost of employee benefits is partially borne by our employees, including our named executive officers. Our named executive officers in India, Mr. Bhalla, is eligible to participate in the Company’s pension benefit, health and welfare and fringe benefit plans otherwise available to executive employees in India.

We generally do not provide significant perquisites or personal benefits to executive officers other than our Vice Chairman and CEO and our executive officers in India. Our Vice Chairman and CEO is provided a limited number of perquisites which we believe are reasonable and consistent with market trends, which are intended to be part of a competitive overall compensation program. A discussion of the benefits provided to our Vice Chairman and CEO is provided under “Employment agreements” beginning on page 90.

Risk and compensation policies

Our Compensation and Talent Management Committee has taken into account its discussions with management and Farient regarding our compensation practices and has concluded that any risks arising from our compensation policies and practices are not reasonably likely to have a material adverse effect on the Company. This conclusion was based on the features of our compensation programs, practices and policies set forth under “Executive compensation program, practices and policies” on page 69.

Severance and change-in-control benefits

Each named executive officer, including Mr. Bhalla and Mr. Jetley as of April 2022, is party to an employment agreement that sets forth the terms of his or her employment, including compensation, which was negotiated through arms’-length contract negotiations. Under these employment agreements or letters, we are obligated to pay severance or other enhanced benefits upon

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termination of their employment. A discussion of the severance and other enhanced benefits provided to our named executive officers is provided under “Potential payments upon termination or change in control at fiscal 2022 year-end” beginning on page 95.

We have provided change-in-control severance protection for some of our executive officers, including our named executive officers. Our Compensation and Talent Management Committee believes that such protection is intended to preserve employee morale and productivity and encourage retention in the face of the disruptive impact of an actual or rumored change in control. In addition, for executive officers, the program is intended to align executive officers’ and stockholders’ interests by enabling executive officers to consider corporate transactions that are in the best interests of our stockholders and other constituents without undue concern over whether the transactions may jeopardize the executive officers’ own employment.

Senior executive officers, including our named executive officers, have enhanced levels of benefits based on their job level, seniority and probable loss of employment after a change in control. We also consider it likely that it will take more time for senior executive officers to find new employment.

Deductibility cap on executive compensation

As in the past, our Compensation and Talent Management Committee expects to continue to take into consideration the tax deductibility of compensation, but reserves the right to authorize payments that may not be deductible if it believes that the payments are appropriate and consistent with our compensation philosophy.

Despite the limited availability of Code Section 162(m) performance-based compensation exceptions following the Tax Cuts and Jobs Act of 2017, our Compensation and Talent Management Committee does not anticipate a shift away from variable or performance-based compensation payable to our named executive officers. Similarly, we do not expect to apply less rigor in the process by which we establish performance goals or evaluate performance against pre-established goals with respect to compensation paid to our named executive officers.

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Compensation and Talent Management Committee Report

The Compensation and Talent Management Committee of the board of directors of ExlService Holdings, Inc. has reviewed and discussed the Compensation Discussion and Analysis with our management and, based on such review and discussion, has recommended to the board of directors of ExlService Holdings, Inc. that the Compensation Discussion and Analysis be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and our Proxy Statement relating to the Annual Meeting.

Compensation and Talent Management Committee

Ms. Jaynie M. Studenmund (Chair)

Ms. Anne Minto

Mr. Som Mittal

Mr. Clyde W. Ostler

Mr. Vikram Pandit

Ms. Kristy Pipes

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Summary compensation table for fiscal year 2022

The following table sets forth information for compensation earned in fiscal years 2020, 2021 and 2022 by our named executive officers:

Name and principal position	Year	Salary ($)		Bonus ($)	Stock awards ($)(2)	Non-equity incentive plan compensation ($)(3)	Change in pension value and nonqualified deferred compensation earnings ($)(4)	All other compensation ($)		Total ($)
Rohit Kapoor	2022	766,384		—	8,356,213	1,829,887	—	58,423	(5)	11,010,906

Vice Chairman & CEO	2021	742,603		—	7,209,918	2,050,000	—	31,068		10,033,589

	2020	599,016		—	5,701,209	810,000	—	31,041		7,141,267

Maurizio Nicolelli	2022	483,822		—	1,810,865	554.929		9,654	(6)	2,859,270

Executive Vice President and CFO	2021	475,000		100,000	2,220,441	640,498	—	9,204		3,445,143
	2020	384,283		125,000	1,166,955	243,097	—	8,970		1,928,305

Vikas Bhalla	2022	265,432	(1)	—	1,964,960	357,340	20,200	18,233	(7)	2,626,165

Executive Vice President and Business Head, Insurance	2021	276,716		—	2,711,454	444,718	16,865	19,034		3,468,787
	2020	229,016		—	1,399,048	169,370	5,067	37,962		1,840,463

Vivek Jetley	2022	440,164		—	1,862,689	525,488	—	9,654	(8)	2,837,996

Executive Vice President and Business Head, Analytics	2021	415,068		—	2,429,371	586,146	—	9,204		3,439,789
	2020	—		—	—	—	—	—		—

Ankor Rai	2022	420,082		—	1,553,192	481,822	—	9,654	(9)	2,464,750

Executive Vice President and Chief Digital Officer	2021	—		—	—	—	—	—		—
	2020	—		—	—	—	—	—		—

(1) The amount set forth in the “Salary” column for Mr. Bhalla includes $107,259 of base salary, $95,608 of a cash supplementary allowance, $35,496 of housing allowance (which Mr. Bhalla elected to receive instead in cash), $8,935 of travel allowance (which Mr. Bhalla elected to receive instead in cash), and $18,134 of a special car allowance (which Mr. Bhalla elected to receive instead in cash).

(2) Amounts reflect the grant date fair value of awards in accordance with FASB ASC Topic 718, recognized for financial statement reporting purposes for the fiscal years ended December 31, 2020, 2021 and 2022). Assumptions used in the calculation of these amounts are included (i) for 2022, in footnotes 2 and 23 to the audited financial statements for the fiscal year ended December 31, 2022, included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 23, 2023; (ii) for 2021, in footnotes 2 and 22 to the audited financial statements for the fiscal year ended December 31, 2021, included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 24, 2022; and (iii) for 2020, in footnotes 2 and 23 to the audited financial statements for the fiscal year ended December 31, 2020, included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 25, 2021. With respect to stock awards granted in 2022, the table below sets forth the value attributable to performance restricted stock units valued at target achievement. Performance restricted stock units granted in 2022 may pay out up to 200% of the target award, which would have amounted to the grant date fair values listed as the maximum total grant date fair value for each named executive officer in the table below.

Name	Total grant date fair value ($)	Maximum total grant date fair value ($)

Rohit Kapoor	5,337,037	10,674,073

Maurizio Nicolelli	823,740	1,647,480

Vikas Bhalla	922,165	1,844,329

Vivek Jetley	856,848	1,713,695

Ankor Rai	659,172	1,318,343

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(3) Reflects the annual incentive awards earned in respect of 2022 and paid in 2023. For details on our annual incentive program, see “Compensation Discussion and Analysis—Annual incentives” beginning on page 76.

(4) Reflects the present value of accruals under the Gratuity Plan for Indian employees. Information regarding our Gratuity Plan (including the assumptions used to calculate these amounts) may be found under “Pension benefits for fiscal year 2022” beginning on page 95.

(5) Amount for Mr. Kapoor includes the travel allowance ($43,336) provided for under his employment agreement, to be used for once-a-year business class airfare for himself and his family between the United States and India, costs associated with use of an automobile and driver ($2,021), car lease rental ($3,412), contribution to our 401(k) plan ($9,150), and Company-paid life insurance premiums ($504). In addition, certain travel expenses for Mr. Kapoor’s spouse to accompany him on business trips were provided at no incremental cost to the Company.

(6) Amount for Mr. Nicolelli includes contribution to our 401(k) plan ($9,150) and Company-paid Life Insurance premiums ($504).

(7) Amount for Mr. Bhalla includes contributions to the Employees’ Provident Fund Scheme (a statutorily required defined contribution program for Indian employees) ($12,871), costs associated with use of an automobile and driver in India ($4,860), and home internet and telephone charges ($502).

(8) Amount for Mr. Jetley includes contributions to 401(k) plan ($9,150) and Company-paid Life Insurance premiums ($504).

(9) Amount for Mr. Rai includes contributions to 401(k) plan ($9,150) and Company-paid Life Insurance premiums ($504).

Unless otherwise specified, U.S. dollar figures in this Proxy Statement have been converted from Indian rupees at a rate of 82.72 Indian rupees to $1.00, the Indian rupee to U.S. dollar exchange rate in effect as of December 30, 2022. Some of the information in the Summary Compensation Tables for fiscal years 2021 and 2020 was converted using the exchange rates in effect as set forth below:

Fiscal year	Rate	Exchange rate of INR per US$1

2021	December 31, 2021	74.33

2020	December 31, 2020	73.065

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Grants of plan-based awards table for fiscal year 2022

The following table sets forth information concerning grants of stock and option awards and non-equity incentive plan awards granted to our named executive officers during fiscal year 2022:

Name	Grant date	Estimated future payouts under non-equity incentive plan awards(1)			Estimated future payouts under equity incentive plan awards				All other stock awards: number of shares of stock or units (#)		Grant Date Fair Value of Stock and Option Awards(6) ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)		Maximum (#)

Rohit Kapoor			1,149,575	3,448,726
	2/16/2022								25,164	(4)	3,019,177
	2/16/2022					15,099	(2)	30,198			1,811,578
	2/16/2022					22,647	(3)	45,294			3,525,458

Maurizio Nicolelli			362,866	544,300
	2/16/2022								3,884	(4)	466,002
	3/31/2022								4,177	(5)	521,123
	2/16/2022					2,331	(2)	4,662			279,673
	2/16/2022					3,495	(3)	6,990			544,067

Vikas Bhalla			229,905	344,857
	2/16/2022								4,348	(4)	521,673
	3/31/2022								4,177	(5)	521,123
	2/16/2022					2,609	(2)	5,218			313,028
	2/16/2022					3,913	(3)	7,826			609,137

Vivek Jetley			330,123	495,185
	2/16/2022								4,040	(4)	484,719
	3/31/2022								4,177	(5)	521,123
	2/16/2022					2,424	(2)	4,848			290,832
	2/16/2022					3,636	(3)	7,272			566,016

Ankor Rai			315,062	472,592
	2/16/2022								3,108	(4)	372,898
	3/31/2022								4,177	(5)	521,123
	2/16/2022					1,865	(2)	3,730			223,763
	2/16/2022					2,797	(3)	5,594			435,409

(1) These amounts reflect the target and maximum annual incentive awards set for 2022. For details of our annual incentive program, see “Compensation Discussion and Analysis – Annual incentives” beginning on page 80.

(2) Represents annual awards of Revenue-Linked PRSUs granted under the 2018 Plan, subject to the vesting set forth in footnote 7.

(3) Represents annual awards of Relative TSR-Linked PRSUs granted under the 2018 Plan, subject to the vesting set forth in footnote 7.

(4) Represents annual awards of time-vested restricted stock units granted to all named executive officers under the 2018 Plan, subject to the vesting set forth in footnote 7.

(5) Represents the share matching awards granted under the 2018 Plan pursuant to the SMP and subject to the vesting set forth in footnote 7.

(6) The grant date fair value reflects valuation based on the grant date of awards in accordance with FASB ASC Topic 718.

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(7) The vesting schedules of the stock grants mentioned in the table below are as follows for each named executive officer (subject to continued employment through each applicable vesting date):

Grant date and vesting start date	Vesting schedule

2/16/2022	Relative TSR-Linked PRSUs: 100% vesting on 12/31/2024

2/16/2022	Revenue-Linked PRSUs: 100% vesting on 12/31/2024

2/16/2022	Time-Vested Restricted Stock Units: Vesting over 4 Years – 25% each year

3/31/2022	Share Matching Restricted Stock Units: Vesting over 3 Years – 1/3 on the second anniversary and 2/3 on the third anniversary of the grant date

Employment agreements

In addition to the terms described below, the employment and severance agreements for each of our named executive officers include severance, termination and/or noncompetition provisions, which are described below under “Potential payments upon termination or change in control at fiscal 2022 year-end” beginning on page 95. In 2022, we entered into employment agreements with Messrs. Bhalla and Jetley.

Rohit Kapoor

Mr. Kapoor serves as our Vice Chairman and CEO, and is based in the United States. Our engagement of Mr. Kapoor has been under the terms of employment agreements for over 15 years. Effective as of August 3, 2020, the Company entered into a second amended and restated employment agreement with Mr. Kapoor (the “Kapoor Agreement”). The Kapoor Agreement provides for an employment term that extends until Mr. Kapoor’s termination or resignation.

Salary, bonus and equity

The Kapoor Agreement provides for a base salary of $750,000. Mr. Kapoor’s base salary can be increased at our sole discretion and cannot be decreased unless a Company-wide decrease in pay is implemented. Mr. Kapoor can earn an annual cash bonus, with a target of 150% of base salary and a maximum payout of no greater than 310% of base salary, based upon the attainment of performance criteria determined by our Compensation and Talent Management Committee. Mr. Kapoor remains eligible to receive equity-based awards annually during the term, in amounts and forms determined by the Compensation and Talent Management Committee but with terms no less favorable than his direct reports.

Personal benefits

We provide Mr. Kapoor with certain personal benefits, including certain club memberships, home office supplies, term life insurance policy (with a face value of $500,000), once-a-year business class airfare between the United States and India for the

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executive and his family, up to $30,000 for personal tax and estate planning expenses, up to $2,067 per month car allowance, up to $12,000 per year for expenses associated with maintaining an automobile in India (including cost of a driver), personal security for the executive and his family while in India, reimbursement for first-class business travel, and a per diem allowance for certain trips. In addition, his employment agreement entitles him to certain other benefits in the event he is relocated to India, but which are not applicable currently as he maintains a U.S. residency.

Mr. Kapoor’s employment agreement also includes severance, termination and noncompetition provisions, which are described below under “Potential payments upon termination or change in control at fiscal 2022 year-end” beginning on page 95.

Maurizio Nicolelli

Mr. Nicolelli serves as our Executive Vice President and CFO and is based in the United States. We entered into an employment agreement with him, effective February 3, 2020, which will continue throughout Mr. Nicolelli’s employment with the Company. In connection with his appointment, Mr. Nicolelli received a joining bonus of $225,000, payable in two installments, and an initial grant of restricted stock units of the Company’s common stock with a fair market value of $425,000, which will vest in four equal, annual installments beginning on the first anniversary of the grant date.

Salary, bonus and equity

Mr. Nicolelli’s base salary was set at $475,000 upon his hire in 2020 and is subject to review on an annual basis. In addition, Mr. Nicolelli can earn an annual cash bonus, with a target of 75% of base salary, based upon the attainment of performance criteria determined by our Compensation and Talent Management Committee. Mr. Nicolelli is also eligible, subject to performance and other conditions, to receive annual equity awards at the discretion of the Compensation and Talent Management Committee.

Mr. Nicolelli’s agreement also includes severance, termination and noncompetition provisions, which are described below under “Potential payments upon termination or change in control at fiscal 2022 year-end” beginning on page 95.

Vikas Bhalla

Mr. Bhalla serves as our Executive Vice President and Business Head, Insurance, and is based in India. We entered into an employment agreement with him, effective April 28, 2001 and a severance letter, effective March 15, 2011. In April 2022, we entered into an employment agreement with Mr. Bhalla that supersedes his prior agreements, and will continue throughout Mr. Bhalla’s employment with the Company.

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Salary, bonus and equity

Under his prior agreement, Mr. Bhalla’s annual fixed compensation, measured in his home currency of Indian rupees, was set at 1,659,382 Indian rupees when his employment agreement was first executed in 2001 and subject to review on an annual basis. Under his current agreement, the annual fixed compensation is set at 24,500,000 Indian Rupees and remains subject to review on an annual basis. Mr. Bhalla’s annual fixed compensation includes base salary, as well as amounts available as a leave travel allowance, a housing allowance, an automobile allowance, a medical allowance and a cash supplementary allowance. In addition, Mr. Bhalla can earn an annual cash bonus, with a target of 75% of annual fixed compensation, based upon the attainment of performance criteria determined by our Compensation and Talent Management Committee. Mr. Bhalla is also eligible, subject to performance and other conditions, to receive annual equity awards at the discretion of the Compensation and Talent Management Committee.

Mr. Bhalla’s agreements also includes severance, termination and noncompetition provisions, which are described below under “Potential payments upon termination or change in control at fiscal 2022 year-end” beginning on page 95.

Vivek Jetley

Mr. Jetley serves as our Executive Vice President and Business Head, Analytics, and is based in the United States. We entered into an employment agreement with him in April 2022, which will continue throughout Mr. Jetley’s employment with the Company.

Salary, bonus and equity

Mr. Jetley’s base salary was set at $420,000 and is subject to review on an annual basis. In addition, Mr. Jetley can earn an annual cash bonus, with a target of 75% of base salary, based upon attainment of performance criteria determined by our Compensation and Talent Management Committee. Mr. Jetley is also eligible, subject to performance and other conditions, to receive annual equity awards at the discretion of the Compensation and Talent Management Committee.

Mr. Jetley’s agreement also includes severance, termination and noncompetition provisions, which are described below under “Potential payments upon termination or change in control at fiscal 2022 year-end” beginning on page 95.

Ankor Rai

Mr. Rai served from October 2021 through April 2023 as our Executive Vice President and Chief Digital Officer and was based in the United States. We entered into an employment agreement with him, effective November 1, 2021, which continued throughout Mr. Rai’s employment with the Company.

Salary, bonus and equity

Mr. Rai’s base salary was set at $410,000 when his employment agreement was first executed in November 2021 and was subject to review on an annual basis. In addition, Mr. Rai could earn an annual cash bonus, with a target of 75% of base salary, based upon the attainment of performance criteria determined by our Compensation and Talent Management Committee. Mr. Rai was also eligible, subject to performance and other conditions, to receive annual equity awards at the discretion of the Compensation and Talent Management Committee.

Mr. Rai’s agreements also included severance, termination and noncompetition provisions, which are described below under “Potential payments upon termination or change in control at fiscal 2022 year-end” beginning on page 95.

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Outstanding equity awards at fiscal 2022 year-end

Name	Stock award grant date	Number of shares or units of stock that have not vested (#)(1)	Market value of shares or units of stock that have not vested ($)(4)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)(3)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)(4)

Rohit Kapoor
	2/20/2019	7,228	1,224,640

	2/20/2020	11,760	1,992,497

	2/17/2021	26,550	4,498,367

	2/17/2021			70,800(a)	11,995,644

	2/16/2022	25,164	4,263,537

	2/16/2022			15,099(b)	2,558,224

	2/16/2022			22,647(c)	3,837,081

Maurizio Nicolelli	2/3/2020	2,949	499,649
	2/19/2020	2,183	369,866

	2/17/2021	5,190	879,342

	2/17/2021			13,840(a)	2,344,911

	9/1/2021	8,121(2)	1,375,941

	2/16/2022	3,884	658,066

	2/16/2022			2,331(b)	394,941

	2/16/2022			3,495(c)	592,158

	3/31/2022	4,177(2)	707,709

Vikas Bhalla	2/20/2019	1,708	289,386
	2/19/2020	4,150	703,135

	2/17/2021	5,505	932,712

	2/17/2021			14,680(a)	2,487,232

	9/1/2021	12,181(2)	2,063,827

	2/16/2022	4,348	736,682

	2/16/2022			2,609(b)	442,043

	2/16/2022			3,913(c)	662,980

	3/31/2022	4,177(2)	707,709

Vivek Jetley	2/20/2019	723	122,498
	2/19/2020	2,183	369,866

	2/17/2021	4,467	756,844

	2/17/2021			11,910(a)	2,017,911

	9/1/2021	12,181(2)	2,063,827

	2/16/2022	4,040	684,497

	2/16/2022			2,424(b)	410,698

	2/16/2022			3,636(c)	616,047

	3/31/2022	4,177(2)	707,709

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Name	Stock award grant date	Number of shares or units of stock that have not vested (#)(1)	Market value of shares or units of stock that have not vested ($)(4)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)(3)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)(4)

Ankor Rai	2/20/2019	672	113,857
	2/19/2020	1,680	284,642

	2/17/2021	2,880	487,958

	2/17/2021			7,680(a)	1,301,222

	9/1/2021	12,181(2)	2,063,827

	2/16/2022	3,108	526,588

	2/16/2022			1,865(b)	315,987

	2/16/2022			2,797(c)	473,896

	3/31/2022	4,177(2)	707,709

(1) Unless otherwise noted, this column represents annual restricted stock unit awards that vest and convert to shares in accordance with the following schedule (subject to continued employment through each applicable vesting date): 25% of the restricted stock units vest on each of the first, second, third and fourth anniversaries of the grant date.

(2) These restricted stock unit awards vest and convert to shares in accordance with the following schedule (subject to continued employment through each applicable vesting date): 1/3 of the restricted stock units vest on the second anniversary of the grant date with the remaining 2/3 vesting on the third anniversary of the grant date.

(3) The performance restricted stock unit awards in this table vest and convert to shares in accordance with the following schedules (subject to continued employment through the applicable vesting date and achievement of applicable performance goals):

(a) 100% of the restricted stock units vest on December 31, 2023. This amount represents the 2021 Relative TSR-Linked PRSUs and reflects maximum performance.

(b) 100% of the restricted stock units vest on December 31, 2024. This amount represents the 2022 Revenue-Linked PRSUs and reflects target performance.

(c) 100% of the restricted stock units vest on December 31, 2024. This amount represents the 2022 Relative TSR-Linked PRSUs and reflects target performance.

(4) The price used in determining the market values set forth in this table is $169.43, which was the closing price of our stock on December 30, 2022.

Option exercises and stock vested during fiscal year 2022

The following table provides additional information about the value realized by our named executive officers on option award exercises and stock award vesting during fiscal year 2022:

	Option awards		Stock awards

Name	Number of shares acquired on exercise	Value realized on exercise ($)	Number of shares acquired on vesting	Value realized on vesting ($)

Rohit Kapoor	—	—	93,449	14,288,566

Maurizio Nicolelli	—	—	10,843	1,624,495

Vikas Bhalla	—	—	19,731	2,957,319

Vivek Jetley	—	—	15,005	2,314,952

Ankor Rai	—	—	12,615	1,955,042

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Pension benefits for fiscal year 2022

The following table discloses the present value of accumulated pension benefits payable to each of the named executive officers.

Name	Plan name	Number of years credited service (#)(1)	Present value of accumulated benefit ($)	Payments during last fiscal year ($)

Vikas Bhalla	Gratuity Plan for Indian Employees(2)	22	124,859	—

(1) Consists of the number of years of service credited as of December 31, 2022, for the purpose of determining benefit service under the Gratuity Plan. Credited service is determined based on the completed years of continuous employment (rounded to the nearest whole number of years) with the Company since the executive’s date of hire.

(2) Liabilities with regard to the Gratuity Plan is determined by actuarial valuation using the projected unit credit method. Under this method, we determine our liability based upon the discounted value of salary increases until the date of separation arising from retirement, death, resignation or other termination of services. Critical assumptions used in measuring the plan expense and projected liability under the projected unit credit method include the discount rate, expected return on assets and the expected increase in the compensation rates. Details regarding the assumptions used in the calculation of these amounts are included in footnote 20 to the audited financial statements for the fiscal year ended December 31, 2022, included in the 2022 Form 10-K.

We are required to provide all Indian employees with benefits under the Gratuity Plan, a defined benefit pension plan in India. Distributions from the Gratuity Plan are made in a single lump sum following retirement from the Company. An executive’s benefit under the Gratuity Plan is determined at any time as the executive’s annual base salary (determined based on the executive’s most recent monthly base salary) divided by 26, multiplied by 15, and the product multiplied by the executive’s completed years of continuous service with the Company. An executive has a vested and nonforfeitable right to payment of his accrued Gratuity Plan benefit only after five years of service. The present value of Mr. Bhalla’s accumulated benefits has been determined based on his monthly basic salary rate in effect on December 31, 2022, which was approximately $9,837.

Potential payments upon termination or change in control at fiscal 2022 year-end

The following tables summarize the amounts payable to each named executive officer upon a change in control or termination of his employment with us on December 31, 2022. In calculating potential payments for purposes of this disclosure, we have quantified our equity-based payments using the closing stock price on December 30, 2022, which was $169.43. Some of the capitalized terms used in the employment agreements for our named executive officers are defined in the section entitled “Certain defined terms” on page 102.

Rohit Kapoor

Cash severance

If Mr. Kapoor’s employment were terminated by us without “cause” or by the executive for “good reason” or by “retirement” (in each case, as described below) on December 31, 2022, he would have been entitled to cash severance consisting of:

•	except in the case of retirement, continuation of his base salary for 24 months;

•

except in the case of retirement, his actual bonus, if any, earned for the year of termination, determined as if he had been employed for the full year of termination, paid ratably over the remaining period of base salary payments;

•	any unpaid bonus amounts from prior periods;

•	any accrued but unpaid base salary and vacation days or unreimbursed expenses;

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•

costs of continued COBRA coverage under the Company’s group health plan on behalf of the executive and his eligible dependents (described in more detail below), until the earlier of (x) the 18-month anniversary of termination and (y) the date the executive becomes eligible to receive comparable benefits from a subsequent employer; and

•

except in the case of retirement, continuation of life insurance coverage until the earlier of (x) the 18-month anniversary of termination and (y) the date the executive commences employment with a subsequent employer.

Change-in-control cash severance

If Mr. Kapoor’s employment is terminated by us without “cause” or by the executive for “good reason” (in each case, as described above) within 12 months following a “change in control” or in specific contemplation of a change in control, the executive will receive, in lieu of the cash severance described above, (1) a lump sum payment equal to 24 months of base salary and (2) his actual bonus, if any, earned for the year of termination, determined as if he had been employed for the full year of termination, paid ratably over the remaining period of base salary payments.

Death or disability

If Mr. Kapoor’s employment terminates due to his death or is terminated by either the executive or us due to his disability, he (or his estate) will be entitled to a prorated portion of his projected bonus amount for the year of termination.

Noncompetition and non-solicitation provisions

Mr. Kapoor is subject to confidentiality and non-disparagement restrictions at all times, as well as noncompetition and non-solicitation restrictions during his employment and for one year thereafter.

Annual equity awards

If Mr. Kapoor’s employment is terminated by us without cause or by Mr. Kapoor for good reason, Mr. Kapoor will be treated as if he was still employed by the Company for a period of twenty-seven months following the termination date. On a “change in control” (as defined in the 2006 Plan, 2015 Plan, or 2018 Plan, as applicable), retirement (as defined below), or on death, Mr. Kapoor’s outstanding annual equity awards will vest as described below:

Time-Vested RSUs

If a change in control occurs prior to the end of the four-year vesting period, Mr. Kapoor’s Time-Vested RSUs will be advanced by one year. In addition, all of Mr. Kapoor’s outstanding Time-Vested RSUs will become fully vested if he is terminated without cause in specific contemplation of or within 12 months following a change in control, or he voluntarily terminates his employment for good reason within 12 months following a change in control. If Mr. Kapoor dies before the end of the four-year vesting period, all of Mr. Kapoor’s outstanding Time-Vested RSUs will become fully vested. If Mr. Kapoor retires and the applicable award has been outstanding for at least 6 months, Mr. Kapoor will become fully vested in any unvested RSUs that would have vested within the next 12 months absent his retirement.

Revenue-Linked PRSUs

If a change in control occurs prior to the end of the performance period, 100% of target of Mr. Kapoor’s Revenue-Linked PRSUs will be deemed earned, will be subject to a three-year installment vesting schedule and will be advanced by one year under such

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schedule. In addition, all of Mr. Kapoor’s outstanding Revenue-Linked PRSUs will become fully vested if, (i) he is terminated without cause in specific contemplation of or within 12 months following a change in control; (ii) he voluntarily terminates his employment for good reason within 12 months following a change in control; or (iii) he dies following a change in control. If Mr. Kapoor dies prior to the end of the performance period and no change in control has occurred, Mr. Kapoor will become vested in a portion of the outstanding Revenue-Linked PRSUs equal to (x) the number of completed full months during the three-year performance period up to the date of Mr. Kapoor’s death divided by (y) 36 multiplied by (z) 100% of Mr. Kapoor’s Revenue-Linked PRSUs. If Mr. Kapoor retires and the award has been outstanding for at least 6 months, Mr. Kapoor will become vested in a portion of the outstanding Revenue-Linked PRSUs equal to (x) the number of years of service completed by Mr. Kapoor from the grant date (rounding up to the closest whole number) divided by (y) 3 multiplied by (z) the number of Revenue-Linked PRSUs earned based on actual performance.

Relative TSR-Linked PRSUs

If a change in control occurs on or prior to the first anniversary of the grant date, 100% of target of Mr. Kapoor’s Relative TSR-Linked PRSUs will be deemed earned. If a change in control occurs after the first anniversary of the grant date, the performance period will be deemed to end on the date of the change in control and the Compensation and Talent Management Committee will determine the number of earned Relative TSR-Linked PRSUs based on the TSR of the Company and the peer group as of such date. In either scenario, the Relative TSR-Linked PRSUs that are deemed earned will be subject to a three year installment vesting schedule and will be advanced by one year under such schedule. In addition, all of Mr. Kapoor’s outstanding Relative TSR-Linked PRSUs will become fully vested if, following or in specific contemplation of a change in control, he is terminated without cause or, following a change in control, he (i) voluntarily terminates his employment for good reason or (ii) dies. If Mr. Kapoor dies prior to the end of the performance period and no change in control has occurred, Mr. Kapoor will become vested in a portion of the outstanding Relative TSR-Linked PRSUs equal to (x) the number of completed full months during the 3 year performance period up to the date of Mr. Kapoor’s death divided by (y) 36 multiplied by (z) 100% of Mr. Kapoor’s Relative TSR-Linked PRSUs. If Mr. Kapoor retires and the award has been outstanding for at least 6 months, Mr. Kapoor will become vested in a portion of the outstanding Revenue-Linked PRSUs equal to (x) the number of years of service completed by Mr. Kapoor from the grant date (rounding up to the closest whole number) divided by (y) 3 multiplied by (z) the number of Revenue-Linked PRSUs earned based on actual performance.

Release of claims

Mr. Kapoor’s severance payments and termination-related equity acceleration are subject to his execution of a release of claims against us, his not having committed a material breach of the restrictive covenants that has remained uncured for 15 days after we have given him notice of such breach and his resignation from the board of directors and all committees thereof, if requested by the Company.

Code Section 280G

Mr. Kapoor’s employment agreement also contains a “modified cut-back” provision such that any payments that constitute “excess parachute payments” under Section 280G of the Code will be reduced to an amount that does not trigger the applicable excise

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taxes, to the extent such reduced amount is larger than the amount Mr. Kapoor would have received on a present-value net-after-tax basis (including excise taxes) absent such a reduction.

Indicative payouts for Rohit Kapoor

Payments upon termination	Death prior to a change in control ($)	Death after a change in control ($)	Disability ($)	Termination for good reason or without cause ($)	Change in control ($)	Termination without cause or for good reason following change in control or termination without cause in specific contemplation of change in control ($)

Base salary payout	—	—	—	1,630,000	—	1,630,000

Bonus payout	1,829,887	1,829,887	1,829,887	1,829,887	—	1,829,887

Life insurance	—	—	—	4,239	—	4,239

Health insurance	—	—	—	42,433	—	42,433

Restricted stock units	11,979,040	11,979,040	—	10,913,156	4,786,228	11,979,040

Performance restricted stock units	12,393,127	12,393,127	—	12,393,127(1)	16,259,394	12,393,127

(1) As described above, upon his termination for good reason or without cause, Mr. Kapoor is treated as having continued his employment for two additional years for purposes of his annual equity awards. The information in this table was calculated assuming target performance over the additional two year-period, however, the actual payment would depend upon the Company’s actual performance following Mr. Kapoor’s termination.

Maurizio Nicolelli

Either Mr. Nicolelli or we may terminate Mr. Nicolelli’s employment at any time with 30 days’ notice (or 90 days’ notice if termination is by Mr. Nicolelli). If Mr. Nicolelli is terminated by us without “cause” (other than due to death or disability), or if Mr. Nicolelli resigns for “good reason”, Mr. Nicolelli will receive a cash severance payment equal to twelve months’ of his then-current base salary, with 25% payable on the first payroll date at least 10 days following termination and the remainder payable in nine equal monthly installments.

On a “change in control” (as defined in the 2018 Plan) or death, Mr. Nicolelli’s outstanding equity awards will vest as described below:

•

Time-Vested RSUs: If a change in control occurs prior to the end of the four-year vesting period, Mr. Nicolelli’s Time-Vested RSUs will be advanced by one year. In addition, all of Mr. Nicolelli’s outstanding Time-Vested RSUs will become fully vested if, following or in specific contemplation of a change in control, he is terminated without cause or, following a change in control, he terminates his employment for good reason. If Mr. Nicolelli dies before the end of the four-year vesting period, all of Mr. Nicolelli’s outstanding Time-Vested RSUs will become fully vested. If Mr. Nicolelli retires with at least 10 years of service and the applicable award has been outstanding for at least 6 months, Mr. Nicolelli will become vested in all unvested RSUs that would have vested within the next 12 months absent his retirement. If Mr. Nicolelli retires with at least 5 years of service but less than 10, the number of vested Time-Vested PRSUs will be calculated as

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described in the preceding sentence and then reduced by 50%. Vesting of the restricted stock units granted in September 2021, however, is only accelerated (i) on Mr. Nicolelli’s death or (ii) if following or in specific contemplation of a change in control, he is terminated without cause or, following a change in control, he terminates his employment for good reason.

•

Revenue-Linked PRSUs: If a change in control occurs prior to the end of the performance period, 100% of Mr. Nicolelli’s Revenue-Linked PRSUs will be deemed earned, will be subject to a new three year installment vesting schedule and will be advanced by one year under such schedule. In addition, all of Mr. Nicolelli’s outstanding Revenue-Linked PRSUs will become fully vested if, following or in specific contemplation of a change in control, he is terminated without cause or, following a change in control, he (i) terminates his employment for good reason or, (ii) dies. If Mr. Nicolelli dies prior to the end of the performance period and no change in control has occurred, Mr. Nicolelli will become vested in a portion of the outstanding Revenue-Linked PRSUs equal to (x) the number of completed full months during the 3 year performance period up to the date of Mr. Nicolelli’s death divided by (y) 36 multiplied by (z) 100% of Mr. Nicolelli’s Revenue-Linked PRSUs. If Mr. Nicolelli retires with at least 10 years of service and the award has been outstanding for at least 6 months, Mr. Nicolelli will become vested in a portion of the outstanding Revenue-Linked PRSUs equal to (x) the number of years of service completed by Mr. Nicolelli from the grant date (rounding up to the closest whole number) divided by (y) 3 multiplied by (z) the number of Revenue-Linked PRSUs earned based on actual performance. If Mr. Nicolelli retires with at least 5 years of service but less than 10, the number of vested Revenue-Linked PRSUs will be calculated as described in the preceding sentence and then reduced by 50%.

•

Relative TSR-Linked PRSUs: If a change in control occurs on or prior to the first anniversary of the grant date, 100% of Mr. Nicolelli’s Relative TSR-Linked PRSUs will be deemed earned. If a change in control occurs after the first anniversary of the grant date, the performance period will be deemed to end on the date of the change in control and the Compensation and Talent Management Committee will determine the number of earned Relative TSR-Linked PRSUs based on the TSR of the Company and the peer group as of such date. In either scenario, the Relative TSR-Linked PRSUs that are deemed earned will be subject to a new three year installment vesting schedule and will be advanced by one year under such schedule. In addition, all of Mr. Nicolelli’s outstanding, earned TSR-Linked PRSUs will become fully vested if, following or in specific contemplation of a change in control, he is terminated without cause or, following a change in control, he (i) voluntarily terminates his employment for good reason or, (ii) dies. If Mr. Nicolelli dies prior to the end of the performance period and no change in control has occurred, Mr. Nicolelli will become vested in a portion of the outstanding Relative TSR-Linked PRSUs equal to (x) the number of completed full months during the 3 year performance period up to the date of Mr. Nicolelli’s death divided by (y) 36 multiplied by (z) 100% of Mr. Nicolelli’s Relative TSR-Linked PRSUs. If Mr. Nicolelli retires with at least 10 years of service and the award has been outstanding for at least 6 months, Mr. Nicolelli will become vested in a portion of the outstanding Relative TSR-Linked PRSUs equal to (x) the number of years of service completed by Mr. Nicolelli from the grant date (rounding up to the closest whole number) divided by (y) 3 multiplied by (z) the number of Relative TSR-Linked PRSUs earned based on actual performance. If Mr. Nicolelli retires with at least 5 years of service but less than 10, the number of vested Relative TSR-Linked PRSUs will be calculated as described in the preceding sentence and then reduced by 50%.

•

Share Matching Program Awards: In addition, all of Mr. Nicolelli’s outstanding SMP RSUs will become fully vested if, following or in specific contemplation of a change in control, he is terminated without cause or, following a change in

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control, he terminates his employment for good reason. If Mr. Nicolelli dies before the end of the vesting period, all of Mr. Nicolelli’s outstanding SMP RSUs will become fully vested.

Mr. Nicolelli’s severance payments and termination-related equity acceleration are subject to his execution of a waiver and release of claims against us. Mr. Nicolelli is subject to confidentiality restrictions at all times, as well as noncompetition and nonsolicitation restrictions for two years following termination of his employment.

Indicative Payouts for Maurizio Nicolelli

Payments upon termination	Death prior to a change in control ($)	Death after a change in control ($)	Termination for good reason or without cause ($)	Change in control ($)	Termination without cause or for good reason following change in control or termination without cause in specific contemplation of change in control ($)

Base salary payout	—	—	510,000	—	510,000

Restricted stock units	4,490,573	4,490,573	—	892,345	4,490,573

Performance restricted stock units	1,110,676	3,332,010	—	3,003,010	3,332,010

Vikas Bhalla

Either Mr. Bhalla or we may terminate Mr. Bhalla’s employment at any time (though we must give Mr. Bhalla 30 days’ notice if the termination is without “cause” and Mr. Bhalla must give us 90 days’ advance notice upon his resignation). If Mr. Bhalla’s employment with the Company is terminated by the Company without “cause” (other than due to death or disability) or by Mr. Bhalla for “good reason” (both “cause” and “good reason” as defined below), Mr. Bhalla will receive a cash severance payment equal to 12 months’ annual fixed compensation, with 25% payable as a lump sum payment and the remaining 75% payable in accordance with the Company’s regular payroll practices.

On a “change in control” (as defined in the 2018 Plan) or death, Mr. Bhalla’s outstanding equity awards will vest in the same manner as described for Mr. Nicolelli’s outstanding equity awards beginning on page 98, except that his restricted stock units granted in September 2021 will not vest if he terminates his employment for good reason following a change in control.

Mr. Bhalla’s severance payments and termination-related equity acceleration are subject to his execution of a waiver and release of claims against us. Mr. Bhalla is subject to confidentiality restrictions at all times, as well as noncompetition and nonsolicitation restrictions for one year following termination of his employment.

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Indicative payouts for Vikas Bhalla

Payments upon termination	Death prior to a change in control ($)	Death after a change in control ($)	Termination for good reason or without cause ($)	Change in control ($)	Termination without cause or for good reason following change in control or termination without cause in specific contemplation of change in control ($)

Base salary payout	—	—	337,282	—	337,282

Restricted stock units	5,433,451	5,433,451	—	1,136,028	5,433,451

Performance restricted stock units	1,197,423	3,592,255	—	3,223,951	3,592,255

Government-required payouts(1)	124,859	124,859	124,859	—	124,859

(1) Represents distributions under the Gratuity Plan, which is due to Mr. Bhalla because he has earned over five years of credited service.

Vivek Jetley

Either Mr. Jetley or we may terminate Mr. Jetley’s employment at any time (though we must give Mr. Jetley 30 days’ notice if the termination is without “cause” and Mr. Jetley must give us 90 days’ advance notice upon his resignation). If Mr. Jetley’s employment with the Company is terminated by the Company without “cause” (other than due to death or disability) or by Mr. Jetley for “good reason” (both “cause” and “good reason” as defined below), Mr. Jetley will receive a cash severance payment equal to 12 months’ base salary, with 25% payable as a lump sum payment and the remaining 75% payable in accordance with the Company’s regular payroll practices.

On a “change in control” (as defined in the 2018 Plan) or death, Mr. Jetley’s outstanding equity awards will vest in the same manner as described for Mr. Nicolelli’s outstanding equity awards beginning on page 98, except that his restricted stock units granted in September 2021 will not vest if he terminates his employment for good reason following a change in control.

Mr. Jetley’s severance payments and termination-related equity acceleration are subject to his execution of a release of claims against us. Mr. Jetley is subject to confidentiality restrictions at all times, as well as noncompetition, nondisparagement and nonsolicitation restrictions during his employment and for one year thereafter.

Indicative payouts for Vivek Jetley

Payments upon termination	Death prior to a change in control ($)	Death after a change in control ($)	Termination for good reason or without cause ($)	Change in control ($)	Termination without cause or for good reason following change in control or termination without cause in specific contemplation of change in control ($)

Base salary payout	—	—	500,000	—	500,000

Restricted stock units	4,705,241	4,705,241	—	730,752	4,705,241

Performance restricted stock units	1,014,885	3,044,657	—	2,702,443	3,044,657

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Ankor Rai

Either Mr. Rai or we may terminate Mr. Rai’s employment at any time (though we must give Mr. Rai 30 days’ notice if the termination is without “cause” and Mr. Rai must give us 90 days’ advance notice upon any resignation). If Mr. Rai’s employment with the Company is terminated by the Company without “cause” (other than due to death or disability) or by Mr. Rai for “good reason” (both “cause” and “good reason” as defined below), Mr. Rai will receive a cash severance payment equal to 12 months’ base salary, with 25% payable as a lump sum payment and the remaining 75% payable in accordance with the Company’s regular payroll practices.

On a “change in control” (as defined in the 2018 Plan) or death, Mr. Rai’s outstanding equity awards will vest in the same manner as described for Mr. Nicolelli’s outstanding equity awards beginning on page 98.

Mr. Rai’s severance payments and termination-related equity acceleration are subject to his execution of a release of claims against us. Mr. Rai is subject to confidentiality restrictions at all times, as well as noncompetition, nondisparagement and nonsolicitation restrictions during his employment and for one year thereafter.

Mr. Rai resigned from the Company in April 2023.

Indicative payouts for Ankor Rai

Payments upon termination	Death prior to a change in control ($)	Death after a change in control ($)	Termination for good reason or without cause ($)	Change in control ($)	Termination without cause or for good reason following change in control or termination without cause in specific contemplation of change in control ($)

Base salary payout	—	—	450,000	—	450,000

Restricted stock units	4,184,582	4,184,582	—	550,478	4,184,582

Performance restricted stock units	697,030	2,091,105	—	1,827,837	2,091,105

Certain defined terms

Definition of cause

The following definition of “cause” applies to all named executive officers unless stated otherwise. “Cause” will occur if: (i) there is a final nonappealable conviction of, or pleading of no contest to, (1) a crime of moral turpitude which causes serious economic injury or serious injury to our reputation or (2) a felony; (ii) the executive engages in fraud, embezzlement, gross negligence, self-dealing, dishonesty or other gross and willful misconduct which causes serious and demonstrable injury to us; (iii) the executive materially violates any of our material policies (for Mr. Kapoor, which is not remedied within 15 days of receipt of notice from the Company specifying the breach in reasonable detail); (iv) the executive willfully and continually fails to substantially perform his duties (other than for reason of physical or mental incapacity) which continues beyond 15 days after we notify him in writing of his

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need to substantially improve his performance; provided that a failure to achieve performance objectives will not by itself constitute cause and no act or failure to act shall be considered “willful” unless done or failed to be done by the executive in bad faith and without a reasonable belief that his actions or omission was in our best interest; (v) the executive fails to reasonably cooperate in a governmental investigation involving us; (vi) the executive materially, knowingly and intentionally fails to comply with applicable laws with respect to the execution of the Company’s business operations (subject to a presumption of good faith if the executive is following advice of counsel); (vii) the executive fails to follow his supervisor’s (or, for Mr. Kapoor, our board of directors’) lawful instructions and does not remedy the failure for 15 days after we give him written notice; (viii) the executive’s use of alcohol or drugs materially interferes with the performance of his duties; (ix) for Mr. Kapoor only, he fails to take reasonable steps to end certain affiliations specified in his employment agreement within six months after a request by our board of directors; or (x) for Mr. Kapoor only, he materially breaches any material term of his employment agreement which is not remedied within 15 days of receipt of notice from the Company specifying the breach in reasonable detail.

Definition of good reason

For Mr. Kapoor, “good reason” generally means: (i) his duties or responsibilities are substantially reduced, he is required to report to anyone other than our board of directors, or his title as our officer is adversely changed; however, if following a change in control, his new title and authority are similar to his old title and authority, then any change in the executive’s title will not constitute a significant reduction in his duties and authorities, it being understood that “good reason” shall be deemed to exist if Mr. Kapoor is no longer the chief executive officer of the Company or any entity that acquires the Company; (ii) his base salary is reduced, or his target annual bonus opportunity is reduced below 100% of his base salary; (iii) the office or location where he is based in the metropolitan New York City area is moved more than 30 miles, and the new location is more than 30 miles from his primary residence in the metropolitan New York City area; or (iv) we breach any material term of his employment agreement. If Mr. Kapoor plans to terminate his employment for good reason, he must notify us within 45 days following the date the executive first becomes aware of the circumstances giving rise to good reason and must allow us 30 days to remedy the problem.

The following definition of “good reason” applies to Messrs. Nicolelli, Bhalla, Jetley and Rai unless stated otherwise. “Good reason” means, without the executive’s prior written consent: (i) the executive’s duties or responsibilities are substantially reduced, or he is required to report to anyone other than our board of directors, or our CEO; (ii) the executive’s title as our officer is adversely changed; however, if following a change in control (as defined in the 2018 Plan), his new title and authority are similar to his old title and authority, then any change in the executive’s title will not constitute a significant reduction in his duties and authorities; (iii) for Mr. Nicolelli only, there is a change in the office or location where the executive is based of more than 50 miles (100 kilometers for Mr. Bhalla); or (iv) we breach any material term of the executive’s employment agreement or severance agreement. If the executive plans to terminate his employment for good reason, he must notify us within 30 days following the date the executive first becomes aware of the circumstances giving rise to good reason and must allow us 30 days to remedy the problem.

Definition of change in control

A “change in control” (as generally defined in Mr. Kapoor’s employment agreement and the 2018 Plan, as applicable) generally means any of the following events: (i) any person or group becomes a beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of more than 50% of either (1) the combined voting power of our then-outstanding voting securities entitled to vote in the election of directors or (2) our outstanding shares of common stock, assuming all rights to acquire common stock through options, warrants, conversion of convertible stock or debt, and the like are exercised; (ii) a majority of the members of our

EXL 2023 Proxy Statement	/	103

Executive compensation

board of directors changes from those in office as of the date of Mr. Kapoor’s employment agreement or the effective date of the 2018 Plan (as applicable), except that the election of any new director whose election or nomination was approved by at least two-thirds of our incumbent directors will not be regarded towards a change in the majority for these purposes; (iii) our dissolution or liquidation; (iv) the sale, transfer or other disposition of all or substantially all of our business or our assets; or (v) consummation of a reorganization, recapitalization, merger, consolidation or similar transaction with another entity which requires the approval of our stockholders; however, any such transaction will not be a change in control if after the transaction (1) more than 50% of the total voting power of the resulting entity or its ultimate parent is represented by what were our outstanding voting securities before the transaction in substantially the same proportion among holders; (2) no person or group is or becomes the beneficial owner of more than 50% of the total voting power of the outstanding voting securities eligible to elect members of our board of directors of the parent or surviving company; and (3) at least a majority of the members of our board of directors of the parent or surviving company following the transaction were our board members when our board first approved the transaction.

Definition of retirement

A “retirement” generally means a named executive officer’s voluntary termination of employment that is effective after he reaches age 60.

CEO pay ratio

In accordance with SEC rules and the Dodd-Frank Wall Street Reform and Consumer Protection Act, presented below is an estimate of the ratio of our CEO’s annual total compensation to our median employee’s annual total compensation (our “Pay Ratio”). Due to the size and complexity of our organization, which as of December 31, 2022, was made up of approximately 45,400 professionals throughout the world, with delivery centers in over 10 countries, our Pay Ratio is based on reasonable assumptions and estimates described below.

We selected the median employee used for Pay Ratio in 2021 by looking at our entire employee population (excluding our CEO) as of December 31, 2021, but excluding leased employees and independent contractors. The median employee used for our Pay Ratio in 2021 changed positions and therefore, was not used for our Pay Ratio in 2022. Instead, and per the SEC rules, we use another employee whose compensation is substantially similar to the 2021 median employee based on each employee’s 2021 “total pay.” Each employee’s “total pay” was calculated using the sum of his or her fixed pay / base salary and variable pay (including any performance bonus, sales commission, and retention or signing bonus). We also annualized total pay for all full-time and part-time employees that were employed for less than the full fiscal year 2021.

104	/	EXL 2023 Proxy Statement

Executive compensation

For all employees located in jurisdictions other than the United States, a cost-of-living adjustment was made to align their compensation with the cost-of-living standards in the United States, the jurisdiction in which our CEO resides. Finally, we identified the median employee and calculated his or her annual total compensation and the CEO’s annual total compensation in the manner required by Item 402(u) of Regulation S-K, to determine the pay ratio shown in the table below.

Pay Ratio – all employees (with COLA)(1)

Chief Executive Officer’s annual total compensation	$11,010,906

Median employee’s annual total compensation	$14,147

Ratio of Chief Executive Officer’s annual total compensation to median employee’s annual total compensation	778:1

(1) 2022 Mercer Combined Index. Our median employee, identified without performing a cost-of-living adjustment, is based in India and had an annual total compensation of $6,654, resulting in a pay ratio of 1,655:1.

Approximately 94% of our employees are located outside of the United States, primarily in India and the Philippines. As is common with many global companies, our compensation programs are market based, and as such they may differ for employees based on the country where an employee works. Accordingly, we believe that it is important to show our pay-ratio calculated in a similar manner as described above using the median U.S.-based employee to provide a commensurable view of our pay practices.

Pay Ratio – United States employees

Chief Executive Officer’s annual total compensation	$11,010,906

Median employee’s annual total compensation	$102,618

Ratio of Chief Executive Officer’s annual total compensation to median employee’s annual total compensation	107:1

EXL 2023 Proxy Statement	/	105

Executive compensation

Pay versus performance
Our executive compensation philosophy is focused on pay-for-performance. In this regard, we link a significant portion of each NEO’s total compensation to the achievement of specified performance goals. This variable compensation is “at-risk” and rewards performance and contributions to both short- and long-term financial performance.
In accordance with SEC rules and the Dodd-Frank Wall Street Reform and Consumer Protection Act, the following table shows the past three fiscal years’ total compensation for our named executive officers as set forth in the Summary Compensation Table, the “compensation actually paid” to our named executive officers (as determined under SEC rules), our total shareholder return (TSR), the TSR of the peer group over the same period, our net income, and our revenue, which we have selected as our Company Selected Measure because of its role as a component of both our annual and long-term incentive compensation program.
2022 Pay versus performance table

Year	Summary Compensation Table total for CEO (1) ($)	Avg. Summary Compensation Table total for other NEOs (2) ($)	Compensation actually paid to CEO (1)(3) ($)	Avg. compensation actually paid to other NEOs (2)(3) ($)	TSR (4) ($)	Peer group TSR (4) ($)	Net income ($ in millions)	Company Selected Measure:
								Revenue ($ in millions)

2022	11,010,906	2,697,045	16,069,419	4,081,949	244	116	143	1,412

2021	10,033,589	3,445,143	19,117,355	5,740,391	208	130	115	1,122

2020	7,141,267	1,913,189	8,690,902	3,166,120	123	102	89	958
(1) The CEO for each of 2022, 2021, and 2020 was Rohit Kapoor.
(2) The other named executive officers for each applicable year are as follows:

•	2022: Maurizio Nicolelli, Vikas Bhalla, Vivek Jetley, and Ankor Rai
•	2021: Maurizio Nicolelli, Vikas Bhalla, Vivek Jetley, and Samuel Meckey
•	2020: Maurizio Nicolelli, Pavan Bagai, Nalin Miglani, Vikas Bhalla, and Samuel Meckey
(3) SEC rules require certain adjustments be made to the Summary Compensation Table totals to determine “compensation actually paid” as reported in the Pay versus Performance Table. “Compensation actually paid” does not represent cash and/or equity value transferred to, or actually earned or realized by, the applicable named executive officer without restriction, but rather is a valuation calculated under applicable SEC rules. In general, “compensation actually paid” is calculated as summary compensation table total compensation adjusted to (a) include the value of any pension benefit (or loss) attributed to the past fiscal year, including on account of any amendments adopted during such year; and (b) include the fair market value of equity awards as of December 31, 2022, or, if earlier, the vesting date (rather than the grant date) and factor in dividends and interest accrued with respect to such awards. For purposes of the pension valuation adjustments shown below, there was no prior service cost to report. In addition, for purposes of the equity award adjustments shown below, no equity awards were cancelled due to failure to meet vesting conditions, no equity awards were granted and vested in the same year, and there are no dividends or interest accrued to report. The following table details these adjustments:

Year	Executive(s)	Summary Compensation Table total ($)	Deduct change in pension value ($)	Add pension service cost ($)	Deduct stock awards ($)	Add year-end value of unvested equity awards granted in year ($)	Add change in value of unvested equity awards granted in prior years ($)	Add change in value of equity awards granted in prior years which vested in year ($)

2022	CEO	11,010,906	0	0	8,356,213	10,658,841	1,995,931	759,954

	Other NEOs	2,697,045	20,200	124,859	1,797,927	2,336,355	635,050	106,766

2021	CEO	10,033,589	0	0	7,209,918	10,249,716	4,905,807	1,138,161

	Other NEOs	3,445,143	16,865	116,473	2,420,631	3,469,558	927,536	219,178

2020	CEO	7,141,267	0	0	5,701,209	5,633,903	1,152,826	464,114

	Other NEOs	1,913,189	5,527	104,557	1,164,079	1,963,489	256,269	98,222
(4) TSR is determined based on the value of an initial fixed investment of $100. The peer group TSR represents TSR of the peer group disclosed in our Form
10-K
performance graph.

106	/	EXL 2023 Proxy Statement

Executive compensation

Relationship between “compensation actually paid” and performance measures
The following comparisons describe the relationships between the amounts included in the pay versus performance table above for each of 2022, 2021 and 2020, including (i) the relationship between our TSR and our peer group TSR, and (ii) the relationship between compensation actually paid to our CEO and other NEOs and revenue (our Company-Selected Measure), TSR, and net income:

EXL 2023 Proxy Statement	/	107

Executive compensation

2022 Performance measures
As noted above, our Compensation and Talent Management Committee believe
s
in a wholistic evaluation of our executives’
and
our Company’s performance and uses a mix of performance measures throughout our annual and long-term incentive programs to align executive pay with stockholder value creation. As required by SEC rules, in 2022, the financial performance measures identified as the most important and used by us to link compensation actually paid for our for named executive officers’ are listed below.

Revenue

Adjusted Operating Profit Margin

Relative TSR

108	/	EXL 2023 Proxy Statement

Executive compensation

Director compensation for fiscal year 2022

The following table sets forth information for compensation earned in fiscal year 2022 by our non-executive directors who served during fiscal year 2022:

Name(1)	Fees earned or paid in cash ($)		Stock awards ($)(2)(3)		All Other compensation ($)(4)	Total ($)

Anne Minto	85,000		190,000		13,058	230,623

Som Mittal	85,000		190,000		2,218	277,218

Clyde Ostler	87,083	(5)	190,000		—	277,083

Vikram Pandit	85,000		340,000	(6)	—	425,000

Kristy Pipes	95,417	(5)	190,000		—	285,417

Nitin Sahney	95,000		190,000		—	285,000

Jaynie Studenmund	95,000		190,000		—	285,000

(1) Mr. Kapoor’s compensation during 2022 was based solely on his role as CEO, as disclosed in the “Summary compensation table for fiscal year 2022” beginning on page 87 and discussed in “Compensation Discussion and Analysis” beginning on page 63. He does not receive any additional compensation for his services as a director. Mr. Fibig, a current non-executive director, was appointed to the board of directors effective January 10, 2023.

(2) Amounts reflect the aggregate grant date fair value of stock awards recognized for financial statement reporting purposes for the fiscal year ended December 31, 2022, in accordance with FASB ASC Topic 718 (disregarding any forfeiture assumptions). Assumptions used in the calculation of these amounts are included in footnotes 2 and 23 to our audited financial statements for the fiscal year ended December 31, 2022 included in the 2022 Form 10-K.

(3) The outstanding equity awards held by our non-employee directors on December 31, 2022 is set forth on the table below:

Name	No. of securities underlying unexercised options (#) exercisable	No. of securities underlying unexercised options (#) unexercisable	No. of shares or units of stock that have not vested

Anne Minto	3,093	0	1,411

Som Mittal	0	0	1,411

Clyde Ostler	0	0	1,411

Vikram Pandit	0	0	2,494

Kristy Pipes	0	0	1,411

Nitin Sahney	0	0	1,411

Jaynie Studenmund	0	0	1,411

(4) For Ms. Minto and Mr. Mittal, amount reflects our reimbursement to the director for fees associated with tax preparer services.

(5) Amounts reflect a change in the Audit Committee Chair role from Mr. Ostler to Ms. Pipes in March 2022.

(6) Mr. Pandit became Chairman on January 1, 2022. This amount reflects a prorated grant for the six-month interim period from such date through the Company’s 2022 annual meeting of stockholders, the annual Chairman grant for 2022-2023, and the standard annual director equity grant.

For 2022, non-executive directors were eligible to receive an annual retainer fee in the amount of $85,000 in cash and $190,000 in equity valued at the time of grant. The non-executive Chairman of our board was eligible to receive an additional $100,000 in equity valued at the time of grant. New non-employee directors who join our board of directors during a calendar quarter are

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Executive compensation

eligible to receive the full cash fee for such calendar quarter and a pro-rated equity grant. The chair of our Audit Committee was eligible to receive an additional annual fee of $12,500 in cash, and the chairs of our Compensation and Talent Management Committee and Nominating and Governance Committee were each eligible to receive an additional annual fee of $10,000 in cash.

There are no additional fees payable for attendance at our board or committee meetings (whether in person, telephonic or otherwise). We make quarterly cash payments in respect of the director fees to our directors.

Holders of restricted stock units do not receive the underlying shares of common stock until the units have vested and are settled. Unless the director elects otherwise, the restricted stock units issued to each of our non-employee directors will settle on the earliest of:

•	such director’s death;

•

180 days following the end of such director’s term on our board of directors, or if the director has satisfied our stock ownership guidelines and made an election prior to the grant, the vesting date of the award; and

•	the occurrence of a “change in control,” as defined in the 2006 Plan, 2015 Plan or 2018 Plan, as applicable, that satisfies the requirements of Section 409A of the Code.

110	/	EXL 2023 Proxy Statement

Stock ownership of directors, executive officers and certain beneficial owners

Stock ownership of directors, executive officers and certain beneficial owners

Unless otherwise indicated, the table below sets forth information with respect to the beneficial ownership of our common stock by:

•	each of our directors and each of our named executive officers individually;

•	each person who is known to be the beneficial owner of more than 5% of our common stock; and

•	all of our current directors and current executive officers (i.e., not just named executive officers) as a group.

The amounts and percentages of common stock beneficially owned below are as of March 31, 2023 (the “Determination Date”) and are reported on the basis of the regulations of the SEC governing the determination of beneficial ownership of securities. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of such security, or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days of the Determination Date. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities. Except as otherwise indicated below, each of the persons named in the table has sole voting and investment power with respect to the securities beneficially owned by such person as set forth opposite such person’s name.

Name and address(1)	Shares		%(2)	Vested but unsettled RSUs(3)	Total

Named Executive Officers

Rohit Kapoor	748,106	(4)	2.25%	—	748,106

Maurizio Nicolelli	16,382		*	—	16,382

Vikas Bhalla	20,345		*	—	20,345

Vivek Jetley	57,421		*	—	57,421

Ankor Rai(5)	14,391		*	—	14,391

Directors

Andreas Fibig	600		*	—	600

Anne E. Minto	3,093	(6)	*	22,857	25,950

Som Mittal	—		*	14,453	14,453

Clyde W. Ostler	17,245		*	40,024	57,269

Vikram S. Pandit	310,394	(7)	*	7,118	317,512

Kristy Pipes	—		*	2,069	2,069

Nitin Sahney	—		*	12,282	12,282

Jaynie M. Studenmund	3,645		*	6,819	10,464

All current directors and executive officers as a group (17 people)(8)	1,249,693	(9)	3.75%

EXL 2023 Proxy Statement	/	111

Stock ownership of directors, executive officers and certain beneficial owners

Beneficial ownership

Name and address(1)	Shares	%(2)

5% Beneficial owners

Blackrock Inc.(10)	3,963,940	11.90%

The Vanguard Group, Inc.(11)	3,350,593	10.06%

FMR LLC(12)	2,510,025	7.53%

Wellington Management Group LLP(13)	1,759,889	5.28%

*Less than 1%.

(1) Unless otherwise noted, the business address of each beneficial owner is c/o ExlService Holdings, Inc., 320 Park Avenue, 29th Floor, New York, New York 10022.

(2) Based on 33,321,455 shares outstanding as of the Determination Date.

(3) For non-management directors, this column includes restricted stock units (previously granted for service on the Board) that have vested but are unsettled. Because vested restricted stock units generally settle 180 days following the director’s term of service (see “Director compensation for fiscal year 2022” for additional details on settlement), the units are not treated as beneficially owned under SEC rules because the holder does not have the right to acquire the underlying stock within 60 days of the Determination Date. However, restricted stock units that are vested but unsettled provide a meaningful alignment with the Company’s stockholders, and they count towards our stock ownership policy for non-employee directors, which requires directors to maintain stock ownership of at least five times their respective annual retainers.

(4) The amount includes: (a) 177,134 shares of our common stock owned indirectly by Mr. Kapoor through a family trust created in 2016 under a 2005 grantor-retained annuity trust, for which Mr. Kapoor’s spouse and Mr. Kapoor’s brother are the co-trustees and share dispositive and voting control over the shares in the trust, (b) 40,219 shares of our common stock owned indirectly by Mr. Kapoor through a family trust created in 2016 under a 2013 grantor retained annuity trust, for which Mr. Kapoor’s spouse and Mr. Kapoor’s brother are the co-trustees and share dispositive and voting control over the shares in the trust, (c) 84,000 shares of our common stock owned indirectly by Mr. Kapoor through a spousal lifetime access trust, for which Mr. Kapoor’s spouse and Mr. Kapoor’s brother are the co-trustees and share dispositive and voting control over the shares in the trust, (d) 84,000 shares of our common stock owned indirectly by Mr. Kapoor through a spousal lifetime access trust for Mr. Kapoor’s spouse, for which Mr. Kapoor and Mr. Kapoor’s brother are the co-trustees and share dispositive and voting control over the shares in the trust, and (e) 133,185 shares of our common stock owned indirectly by Mr. Kapoor through a family trust created in 2016 for which Mr. Kapoor is the investment advisor to Commonwealth Trust Company, the trustee.

(5) Mr. Rai resigned from the Company effective April 2023.

(6) This amount consists of 3,093 shares of our common stock of which Ms. Minto has the right to acquire beneficial ownership within 60 days of the Determination Date pursuant to currently vested and exercisable stock options.

(7) Mr. Pandit has shared dispositive and voting control over the reported securities, which are held by Orogen Echo LLC (“OE”). The Orogen Group LLC (“Orogen”) is the sole member of OE and Mr. Pandit is the Chairman and Chief Executive Officer of Orogen. Orogen Holdings LLC and Atairos-Orogen Holdings, LLC are the sole members with joint investment control of Orogen. Mr. Pandit has majority voting control of Orogen Holdings LLC.

(8) Includes all eight current non-employee directors and our nine current executive officers as of the Determination Date.

(9) This amount includes an aggregate of 3,093 shares of our common stock of which our current directors and current executive officers have the right to acquire beneficial ownership within 60 days of the Determination Date pursuant to currently vested and exercisable stock options.

(10) Based on the Schedule 13G/A filed on January 26, 2023, BlackRock, Inc. had sole voting power with respect to 3,897,236 shares and sole dispositive power with respect to 3,963,940 shares. The business address of Blackrock, Inc. is 55 East 52nd Street, New York, New York 10022.

(11) Based on the Schedule 13G/A filed on February 9, 2023, The Vanguard Group, Inc. had shared voting power with respect to 55,300 shares, sole dispositive power with respect to 3,262,882 shares and shared dispositive power with respect to 87,711 shares. The business address of The Vanguard Group, Inc. is 100 Vanguard Boulevard, Malvern, PA 19355.

(12) Based on the Schedule 13G/A filed on February 9, 2023, FMR LLC had sole voting power with respect to 2,508,574 shares and sole dispositive power with respect to 2,510,025 shares. The business address of FMR LLC is 245 Summer Street, Boston, Massachusetts 02210.

(13) Based on the Schedule 13G filed on February 6, 2023, Wellington Management Group LLP had shared voting power with respect to 1,546,097 shares and shared dispositive power with respect to 1,759,889 shares. The business address of Wellington Management Group LLP is c/o Wellington Management Company LLP, 280 Congress Street, Boston, Massachusetts 02210.

112	/	EXL 2023 Proxy Statement

Certain relationships and related person transactions

Certain relationships and related person transactions

Review and approval of related party transactions

We review all relationships and transactions in which we, our directors and executive officers or their immediate family members and our 5% stockholders are participants to determine whether such persons have a direct or indirect material interest in such transactions. Our Code of Conduct and Ethics instructs our directors, officers and employees to report the facts and circumstances of any such transaction or potential transaction to our General Counsel or our Audit Committee. Our board of directors has adopted a policy regarding the review of potential related party transactions. Under this policy, our General Counsel will review the facts and

    Factors used in assessing related party     transactions

•   The nature of the related party transaction

•   The related party’s interest in the transaction

•   The material terms of the transaction, including the amount involved and type of transaction

•   The importance of the transaction to us and to the related party

•   Whether the transaction would impair the judgment of a director or executive officer to act in our best interest circumstances of any covered transaction. If our General Counsel determines that the transaction involves a related party transaction and the amount involved does not equal or exceed $120,000, our General Counsel will approve or disapprove the transaction. If our General Counsel determines that the transaction involves a related party transaction and the amount involved equals or exceeds $120,000, our General Counsel will refer the transaction to our Audit Committee for consideration. In the course of reviewing, approving or ratifying a disclosable related party transaction, our General Counsel and Audit Committee considers all factors it considers appropriate, including but not limited to the factors in the box to the right.

Related party transactions

As required under SEC rules, transactions that are determined to be directly or indirectly material to us or a related person and which involve amounts exceeding $120,000 in the previous fiscal year are disclosed in our Proxy Statement. There were no related person transactions in fiscal year 2022.

EXL 2023 Proxy Statement	/	113

Audit Committee Report

Audit Committee Report

The Audit Committee of the board of directors of ExlService Holdings, Inc. assists our board of directors in fulfilling its oversight responsibilities with respect to the following:

•

our accounting and financial reporting processes, including the integrity of the financial statements and other financial information provided by us to our stockholders, the public, stock exchanges and others;

•	our compliance with legal and regulatory requirements;

•	our registered independent public accounting firm’s qualifications and independence;

•	the audit of our financial statements; and

•	the performance of our internal audit function and independent registered public accounting firm.

In connection with these responsibilities, the Audit Committee met with management and Deloitte & Touche LLP to review and discuss the December 31, 2022 audited consolidated financial statements. The Audit Committee also discussed with Deloitte & Touche LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. The Audit Committee also received written disclosures and the letter from Deloitte & Touche LLP required by Rule 3526 of the Public Company Accounting Oversight Board (Communications with Audit Committees Concerning Independence), and the Audit Committee discussed with Deloitte & Touche LLP the firm’s independence.

Based on the review and discussions referred to above, the Audit Committee approved the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

Audit Committee

Ms. Kristy Pipes (Chair)

Mr. Andreas Fibig

Mr. Clyde W. Ostler

Mr. Nitin Sahney

Ms. Jaynie Studenmund

114	/	EXL 2023 Proxy Statement

Proposal 1 — Election of directors

Proposal 1 — Election of directors

The nominees

Our Nominating and Governance Committee has nominated, and our board of directors has designated, Mses. Pipes and Studenmund and Messrs. Pandit, Kapoor, Fibig, Mittal, and Sahney to stand for election as directors at the Annual Meeting. Two of our current directors, Ms. Minto and Mr. Ostler, will not be standing for re-election at the Annual Meeting. Mr. Fibig was identified and recommended to the Nominating and Governance Committee by a third-party search firm.

Term of office

If elected, each of the director nominees will serve a term of one year on our board of directors, until our 2024 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified in accordance with our By-laws.

Voting instructions and substitutes

The proxies given to the proxy holders will be voted or not voted as directed and, if no direction is given, will be voted FOR these seven nominees. Our board of directors knows of no reason why any of these nominees should be unable or unwilling to serve. However, if for any reason any nominee should be unable or unwilling to stand for election, the shares represented by proxies will be voted for the election of any substitute nominee designated by our board of directors to fill the vacancy.

General information about nominees

The age as of the date of this Proxy Statement, tenure on our board of directors and committee membership, if any, of each nominee appears below. Information regarding the business experience during at least the last five years and directorships of other publicly owned corporations of each nominee can be found above under “Our board of directors.” Other information required with respect to any solicitation of proxies in connection with the election of directors is found elsewhere in this Proxy Statement.

EXL 2023 Proxy Statement	/	115

Proposal 1—Election of directors

Name	Age	Director since	Independent	Committee membership

Vikram Pandit Chairman	66	October 2018	Yes	Compensation and Talent Management; Nominating and Governance

Rohit Kapoor Vice Chairman and CEO	58	November 2002	No	None

Andreas Fibig	61	January 2023	Yes	Audit; Nominating and Governance

Som Mittal	71	December 2013	Yes	Compensation and Talent Management; Nominating and Governance

Kristy Pipes	64	January 2021	Yes	Audit (Chair); Compensation and Talent Management

Nitin Sahney	60	January 2016	Yes	Nominating and Governance (Chair); Audit

Jaynie Studenmund	68	September 2018	Yes	Compensation and Talent Management (Chair); Audit

Required vote

The affirmative vote of a majority of votes cast (meaning the number of shares voted “for” a nominee must exceed the number of shares voted “against” such nominee) at the Annual Meeting will elect the seven nominees as directors for a term of one year. If any nominee for director receives a greater number of votes “against” his or her election than votes “for” such election, our By-laws provide that such person will tender to the board of directors his or her resignation as a director. Unless marked to the contrary, proxies received will be voted “FOR” the nominees.

Our board recommends that you vote:

FOR	the election of Mses. Pipes and Studenmund and Messrs. Pandit, Kapoor, Fibig, Mittal, and Sahney as directors of the Company

116	/	EXL 2023 Proxy Statement

Proposal 2 — Ratification of the appointment of independent registered public accounting firm

Proposal 2 — Ratification of the appointment of independent registered public accounting firm

Our Audit Committee has appointed Deloitte & Touche LLP (“Deloitte”) as the independent registered public accounting firm to audit the Company’s and its subsidiaries’ books, records and accounts for the fiscal year 2023. Our board of directors has endorsed this appointment. Ratification of the appointment of Deloitte by our stockholders is not required by law. However, as a matter of good corporate practice, such appointment is being submitted to our stockholders for ratification at the Annual Meeting. If our stockholders do not ratify the appointment, our board of directors and our Audit Committee will reconsider whether or not to retain Deloitte, but may nonetheless retain Deloitte. Even if the appointment is ratified, the Audit Committee in its discretion may change such appointment at any time during the year if it determines that such change would be in the best interests of the Company and our stockholders.

In retaining Deloitte as the Company’s independent registered public accounting firm, the Audit Committee considered whether the provision of non-audit services by Deloitte was compatible with maintaining Deloitte’s independence and concluded that it was. Representatives of Deloitte are expected to be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions. Deloitte has served as our independent registered public accounting firm since February 28, 2018.

Audit and non-audit fees

The following is a summary of the fees billed or expected to be billed to us by the Company’s independent registered public accounting firm for professional services rendered in each of the last two fiscal years:

Fee category	Fiscal 2022	Fiscal 2021

	(in thousands)

Audit fees	$1,529	$1,601

Audit-related fees	—	—

Tax fees	45	80

All other fees	33	34

Total fees	$1,607	$1,715

EXL 2023 Proxy Statement	/	117

Proposal 2 — Ratification of the appointment of independent registered public accounting firm

Audit fees:

Consist of fees billed or expected to be billed for professional services rendered for the audit of our consolidated financial statements, including (i) the audit of effectiveness of internal control over financial reporting, (ii) review of our consolidated financial statements included in our quarterly reports, and (iii) services that are normally provided by our independent registered public accountants including services in connection with statutory or regulatory filings or engagements for those fiscal years.

Audit-related fees:

Consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.”

Tax fees:

Consist primarily of fees billed or expected to be billed for other tax filing and advisory projects.

All other fees:

Consist of fees billed or expected to be billed for other permissible work performed by our independent registered public accounting firm that does not meet the above category descriptions.

Our Audit Committee pre-approves and is responsible for the engagement of all auditing services provided by our independent registered public accountants and all non-auditing services to be provided by such accountants to the extent permitted under Section 10A of the Exchange Act, including all fees and other terms of engagement. Our Audit Committee may delegate the authority to pre-approve audit and permitted non-audit services between meetings of our Audit Committee to a designated member of our Audit Committee, provided that the decisions made by such member are presented to our full Audit Committee for ratification at its next scheduled meeting.

All of the fees paid to Deloitte in fiscal year 2022 were pre-approved by the Audit Committee.

Required vote

The ratification of the appointment of Deloitte as our independent registered public accounting firm requires the affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote at the Annual Meeting. Unless marked to the contrary, proxies received will be voted “FOR” ratification of the appointment.

Our board recommends that you vote:

FOR	the ratification of the appointment of Deloitte as our independent registered public accounting firm

118	/	EXL 2023 Proxy Statement

Proposal 3 — Advisory (non-binding) vote on executive compensation

Proposal 3 — Advisory (non-binding) vote to approve executive compensation

Proposal 3 is a vote, on a non-binding advisory basis, to approve the compensation of our executive officers as described in this Proxy Statement. Although the vote is advisory and is not binding on the board of directors, our Compensation and Talent Management Committee will take into account the outcome of the vote when considering future executive compensation decisions. We refer to this vote as the “say-on-pay” vote.

At the 2017 Annual Meeting of Stockholders, our stockholders voted on a proposal relating to the frequency of the “say-on-pay” vote. We recommended, and our stockholders approved on a non-binding advisory basis, an annual say-on-pay vote. Accordingly, we include the say-on-pay vote each year as a regular part of each Annual Meeting of Stockholders, and the next such say-on-pay vote will occur at next year’s Annual Meeting of Stockholders. A vote on the frequency of the “say-on-pay” vote is being held at the Annual Meeting.

•	Our board of directors is committed to corporate governance best practices and recognizes the significant interest of stockholders in executive compensation matters.

•

Our board of directors believes that our current executive compensation program directly links executive compensation to our performance and aligns the interests of our executive officers with those of our stockholders. For example, the bulk of our annual incentive awards are earned based on achievement of two core financial metrics: revenues and AOPM. As we discuss in greater detail in our Compensation Discussion and Analysis, these financial metrics focus our named executive officers on top-line revenues and bottom-line earnings that are likely to make meaningful contributions to our future financial performance. We believe rewarding our executives with incentive pay based on achievement of these three financial metrics closely aligns management with the interests of our stockholders.

In addition, our philosophy places more emphasis on variable elements of compensation (such as annual incentives and equity-based compensation) than fixed remuneration.

Our stockholders have the opportunity to vote for, against or abstain from voting on the following resolution:

“Resolved, that the stockholders approve on an advisory basis the compensation of our named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC (which disclosure shall include the Compensation Discussion and Analysis, the compensation tables and any related material disclosed in this Proxy Statement).”

The above-referenced disclosures related to the compensation of our named executive officers appear beginning at page 60 of this Proxy Statement.

EXL 2023 Proxy Statement	/	119

Proposal 3 — Advisory (non-binding) vote on executive compensation

Required vote

The approval, on an advisory (non-binding) basis, of the compensation of our named executive officers requires the affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote at the Annual Meeting. Unless marked to the contrary, proxies received will be voted “FOR” the approval of the compensation of our named executive officers.

Our board recommends that you vote:

FOR

the approval, on an advisory (non-binding) basis, of the compensation of our named executive officers as disclosed pursuant to the compensation disclosure rules of the SEC (including the Compensation Discussion and Analysis, the compensation tables and any related material disclosed in this Proxy Statement)

120	/	EXL 2023 Proxy Statement

Proposal 4 — Advisory (non-binding) vote on how frequently stockholders should vote to approve compensation of the named executive officers

Proposal 4 — Advisory (non-binding) vote on how frequently stockholders should vote to approve compensation of the named executive officers

Proposal 4 is a vote, on a non-binding advisory basis, to determine how frequently stockholders should vote to approve compensation of the named executive officers. Although the vote is advisory and is not binding on the board of directors, our Compensation and Talent Management Committee will take into account the outcome of the vote when considering how frequently to hold say-on-pay votes. We refer to this as the “say-on-frequency” vote. You may choose from the following alternatives: every year, every two years, every three years or you may abstain.

The say-on-frequency vote was last held at our 2017 annual meeting of stockholders and is required at least once every six years thereafter. The next such vote will occur at our annual meeting of stockholders to be held in 2029.

Our board of directors believes that an annual say-on-pay vote to approve the compensation of our named executive officers is appropriate because it will permit our board of directors to receive current feedback on a timely basis from our stockholders regarding our compensation program for our executive officers. Receiving such feedback every year will enable us to implement more quickly any modifications that our board of directors determines to be appropriate.

Required vote

The option, if any, that receives the affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote at the Annual Meeting. Because this proposal has multiple options, if none of the options receives the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting, then we will consider the stockholders to have chosen the option selected by the holders of a plurality of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting. Unless marked to the contrary, proxies received will be voted “EVERY YEAR” to approve the compensation of our named executive officers.

Our board recommends that you vote:

EVERY YEAR

To approve the compensation of our named executive officers as disclosed pursuant to the compensation disclosure rules of the SEC (including the Compensation Discussion and Analysis, the compensation tables and any related material disclosed in the relevant proxy statement)

EXL 2023 Proxy Statement	/	121

Proposal 5 — Charter amendment to effect stock split

Proposal 5 — Approval of an Amendment to our Amended and Restated Certificate of Incorporation to effect a 5-for-1 “forward” stock split with a corresponding increase in the authorized number of shares of our common stock

The board of directors has unanimously deemed it is advisable, and in the best interests of the Company and its stockholders, to amend the Company’s Amended and Restated Certificate of Incorporation to effect a 5-for-1 split of our common stock. The trading price of our common stock has experienced significant growth over the past few years. The board of directors regularly evaluates the effect of such growth on liquidity and marketability of our common stock and believes the considerable appreciation in the trading price of our common stock makes our common stock less affordable on a per-share basis to certain of our investors and employees. The board of directors believes effecting a 5-for-1 stock split would make our shares more affordable, attract a broader group of potential investors and employees and increase liquidity in the trading of shares of our common stock.

At present, our Amended and Restated Certificate of Incorporation authorizes the issuance of up to 100,000,000 shares of common stock, par value $0.001 per share, and 15,000,000 shares of preferred stock, par value $0.001 per share. As of March 31, 2023, 33,321,455 shares of common stock were issued and outstanding, and, of the unissued shares, approximately 792,364 shares of common stock were reserved for issuance under the Company’s 2022 Employee Stock Purchase Plan (the “ESPP”) and approximately 952,074 shares of common stock were reserved for issuance pursuant to awards under our 2018 Plan.

In April 2023, subject to approval by our stockholders, the board of directors approved an amendment to the Amended and Restated Certificate of Incorporation set forth on Annex A attached hereto (the “Stock Split Amendment”), which upon filing would effect a 5-for-1 forward stock split of our common stock (the “Stock Split”) and increase the number of authorized shares of our common stock from 100,000,000 to 400,000,000 (the “Share Increase”). Other than this Proposal 5 and Proposal 6 below, the board of directors has not approved any other changes to the Amended and Restated Certificate of Incorporation.

If our stockholders approve the Stock Split Amendment, the Stock Split and Share Increase would become effective, without any further action by stockholders, upon the filing of the Stock Split Amendment with the Secretary of State of the State of Delaware, subject to the effective date set forth therein. The exact timing of the filing of the Stock Split Amendment will be determined by us based on our evaluation as to when such action will be the most advantageous to us and our stockholders. If we fail to implement the Stock Split by the next Annual Meeting of Stockholders, stockholder approval would be required again prior to implementing any stock split. However, the board of directors or, to the extent delegated, the Company’s management, reserves the right, notwithstanding stockholder approval and without any further action by our stockholders, to elect not to proceed with the Stock Split and the Share Increase if, at any time prior to filing the Stock Split Amendment, the board of directors or, to the extent delegated, the Company’s management, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed with the Stock Split and Share Increase.

Book-entries dated as of a date prior to the effective time of the Stock Split representing outstanding shares of common stock shall, immediately after the effective time of the stock split, represent a number of shares equal to the same number of shares of common stock as is reflected on the book-entries, multiplied by five.

122	/	EXL 2023 Proxy Statement

Proposal 5 — Charter amendment to effect stock split

Following the Stock Split, if ultimately implemented, we currently estimate that we will have approximately 166,607,275 shares of common stock outstanding, based on the number of shares of common stock that were issued and outstanding as of March 31, 2023. As of March 31, 2023, we also will have a total of 3,961,820 shares of common stock reserved for issuance under the ESPP, and a total of 4,760,370 shares of common stock reserved for issuance under the 2018 Plan, which reflects an increase in the number of shares of common stock reserved for issuance under such plans based on the Stock Split ratio.

In connection with the Stock Split, we will be required to increase the number of authorized shares of our common stock so as to accommodate the increased number of shares that would be outstanding following the Stock Split, and the number of authorized but unissued shares available for issuance by the board of directors in connection with any future stock dividends or splits, grants under the ESPP, 2018 Plan or other equity compensation plans, financings, mergers or acquisitions and for other general corporate purposes, without the delay and expense associated with convening a special stockholders’ meeting or soliciting stockholders’ written consents. Aside from the shares currently reserved or to be reserved for issuance under the ESPP, the 2018 Plan, or any other equity compensation plans, the board of directors has not authorized the issuance of any additional shares of common stock, and there are no current agreements or commitments for the issuance of additional shares.

Stockholders’ current ownership of common stock will not give them automatic rights to purchase any of the additional authorized shares of common stock as a result of the Stock Split. If the Stock Split Amendment is approved, the additional authorized shares of common stock will be available for issuance from time to time at the discretion of the board of directors without further action by the stockholders, except where stockholder approval is required by Nasdaq or as otherwise provided under applicable laws. Section 5.2 of our Amended and Restated Certificate of Incorporation authorizes the board of directors, without further stockholder approval, to issue preferred stock having such designations, preferences and rights as may be determined by the board of directors. Any future issuance of additional authorized shares of common stock may, among other things, dilute the earnings per share of the common stock and the equity and voting rights of those holding common stock at the time the additional shares are issued. Issuance of shares of preferred stock would dilute the earnings per share and book value per share of existing shares of common stock. Holders of preferred stock would have such voting rights as may be provided for by law and as determined by the board of directors.

Although an increase in the authorized shares of common stock could, under certain circumstances, be construed as having an anti-takeover effect (for example, by diluting the stock ownership of a person seeking to effect a change in the composition of the board of directors or contemplating a tender offer or other transaction for the combination of our company with another company), the board of directors is not proposing to adopt the Stock Split Amendment in response to any effort to accumulate our stock or obtain control of the Company by means of a merger, tender offer or solicitation in opposition of management. Instead, the increase in authorized shares is directly related to the proposal to effect the Stock Split. The increase is less than the proportional amount that would have resulted based on the Stock Split ratio, effectively reducing amount of post-Stock Split shares authorized for issuance, but our board of directors believes this effective reduction is appropriate based on our prior and forecasted usage.

EXL 2023 Proxy Statement	/	123

Proposal 5 — Charter amendment to effect stock split

Required vote

The approval of the Stock Split Amendment to effect the Stock Split and Share Increase requires the affirmative vote of the holders of a majority of our outstanding shares of common stock, voting together as a single class. Unless marked to the contrary, proxies received will be voted “FOR” approval of the Stock Split Amendment.

Our board recommends that you vote:

FOR

approval of the amendment to our Amended and Restated Certificate of Incorporation to effect a 5-for-1 “forward” stock split with a corresponding increase in the authorized number of shares of our common stock

124	/	EXL 2023 Proxy Statement

Proposal 6 — Charter amendment to include ability to remove directors with or without cause

Proposal 6 — Approval of an Amendment to our Amended and Restated Certificate of Incorporation to allow for the removal of directors with or without cause by the affirmative vote of holders of a majority of the total outstanding shares of common stock

Under the Company’s current Amended and Restated Certificate of Incorporation, a director may be removed from office only for cause and only by the affirmative vote of at least 66 2/3% of the total voting power of the then outstanding shares of capital stock of the Company entitled to vote generally in the election of our directors, voting together as a single class.

The board of directors has unanimously determined that it is advisable, and in the best interests of the Company and its stockholders, to amend the Amended and Restated Certificate of Incorporation to allow for the removal of directors with or without cause by the affirmative vote of holders of a majority of the total outstanding shares of our common stock. The governing documents of many other companies, as well as Section 141(k) of the Delaware General Corporation Law, allow for the removal of a director with or without cause by a majority of stockholders. To be consistent with market practice, subject to approval by our stockholders, our board of directors approved an amendment to our Amended and Restated Certificate of Incorporation set forth on Annex B attached hereto, which allows for the removal of directors with or without cause by the affirmative vote of holders of a majority of the total outstanding shares of common stock (the “Director Removal Amendment”). Other than this Proposal 6 and Proposal 5 above, the board of directors has not approved any other changes to the Amended and Restated Certificate of Incorporation. If this Proposal 6 is approved by our stockholders, the board of directors will adopt a conforming amendment to our by-laws related to the removal of directors with or without cause by the affirmative vote of holders of a majority of the total outstanding shares of common stock.

If the Director Removal Amendment is approved by the requisite percentages of stockholders at the Annual Meeting, the Director Removal Amendment would become effective upon the filing and effectiveness of the Director Removal Amendment with the Secretary of State of the State of Delaware, which is expected to take place promptly following the stockholders’ approval of the Director Removal Amendment.

Required vote

The approval of the Director Removal Amendment requires the affirmative vote of the holders of at least 66 2/3% of the voting power of the shares of the outstanding voting stock of the Company, voting together as a single class. Unless marked to the contrary, proxies received will be voted “FOR” approval of the Director Removal Amendment.

Our board recommends that you vote:

FOR

approval of the amendment to our Amended and Restated Certificate of Incorporation to allow for the removal of directors with or without cause by the affirmative vote of holders of a majority of the total outstanding shares of common stock

EXL 2023 Proxy Statement	/	125

Miscellaneous

Miscellaneous

Stockholder proposals and director nominations for the 2024 Annual Meeting

Stockholder proposals intended to be included in our proxy materials for the 2024 Annual Meeting of Stockholders (“2024 Annual Meeting”) must be received by the deadline calculated in accordance with SEC Rule 14a-8, which is 120 days before the anniversary of the date of this year’s Proxy Statement. This year’s deadline is December 30, 2023. Such proposals must include the information required by SEC rules, and should be sent in writing by courier or certified mail to the Corporate Secretary of the Company at 320 Park Avenue, 29th Floor, New York, New York 10022. Stockholder proposals that are sent to any other person or location or by any other means may not be received in a timely manner and thus may be ineligible for inclusion.

Stockholders who intend to submit proposals at the 2024 Annual Meeting but whose proposals are not included in the proxy materials for the meeting, and stockholders who intend to submit nominations for directors at the 2024 Annual Meeting, are required to notify the Corporate Secretary of the Company (at the address above) of their proposal or nominations not less than 90 days, nor more than 120 days, before the anniversary of this year’s Annual Meeting of Stockholders, in accordance with our By-laws. Such notices of proposals for the 2024 Annual Meeting must be delivered between February 21, 2024 and March 22, 2024. Special notice provisions apply under the By-laws if the date of the 2024 Annual Meeting is more than 30 days before or 70 days after the anniversary date of this year’s Annual Meeting of Stockholders.

Any notice of proposed business or nomination, whether or not included in our Proxy Statement, must include the information required under our By-laws, including Section 2.11.4, in order for the matter to be eligible for consideration at the 2024 Annual Meeting. In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the company’s nominees must provide notice that sets forth the information required by

Rule 14a-19 under the Exchange Act no later than April 22, 2024.

The presiding officer of the 2024 Annual Meeting may refuse to acknowledge any matter or nomination not made in compliance with the procedures in our By-laws. Our By-laws can be found on our website and the current SEC rules for submitting stockholder proposals can be obtained from the SEC at: Division of Corporation Finance, 100 F. Street, N.E., Washington, DC 20549, or through the SEC’s Internet website at www.sec.gov.

Delivery of documents to stockholders sharing an address

If you are the beneficial owner, but not the record holder, of shares of our common stock, your broker, bank, trust or other nominee may only deliver one copy of this Proxy Statement and the 2022 Form 10-K, which serves as our Annual Report to Stockholders under Regulation 14A (the “2022 Annual Report”), to multiple stockholders who share an address unless that nominee has received contrary instructions from one or more of the stockholders. We will deliver promptly, upon written or oral request, a separate copy of this Proxy Statement and the 2022 Annual Report to a stockholder at a shared address to which a single copy of the documents was delivered. A stockholder who wishes to receive a separate copy of the Proxy Statement and annual report, now or in the future, should submit this request to our investor relations department through the Investor Relations page

126	/	EXL 2023 Proxy Statement

Miscellaneous

of our website at https://ir.exlservice.com/. Beneficial owners sharing an address who are receiving multiple copies of proxy materials and annual reports and who wish to receive a single copy of such materials in the future will need to contact their broker, bank, trust or other nominee to request that only a single copy of each document be mailed to all stockholders at the shared address in the future.

Electronic access to Proxy Statement and Annual Report

This proxy statement and our 2022 Annual Report may be viewed on our website at www.exlservice.com and at www.proxyvote.com by following the instructions provided in the Internet Notice. If you are a stockholder of record, you can elect to access future annual reports and proxy statements electronically by marking the appropriate box on your proxy form. If you choose this option, you will receive a proxy form in mid-May listing the website locations and your choice will remain in effect until you notify us by mail that you wish to resume mail delivery of these documents. If you hold your common stock through a bank, broker or another holder of record, refer to the information provided by that entity for instructions on how to elect this option.

Delinquent Section 16(a) reports

Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than 10% of the Company’s common stock to file reports with the SEC regarding their ownership and changes in ownership of our securities. Based upon our examination of the copies of Forms 3, 4, and 5, and amendments thereto filed electronically with the SEC and the written representations of our reporting persons, we believe that all reports were filed on a timely basis during fiscal 2022, except that one Form 4 filing for Ms. Studenmund (disclosing a grant of restricted stock units) was filed late due to administrative error.

Forward-looking statements

This Proxy Statement contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995. You should not place undue reliance on these statements because they are subject to numerous uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control. These statements often include words such as “may,” “will,” “should,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or similar expressions. These statements are based on assumptions that we have made in light of our experience in the industry as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances. As you read and consider this Proxy Statement, you should understand that these statements are not guarantees of performance or results. They involve known and unknown risks, uncertainties and assumptions. Although we believe that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. For a more detailed discussion of these factors, see the information under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the 2022 Form 10-K.

EXL 2023 Proxy Statement	/	127

Annual meeting Q&A

Annual Meeting Q&A

Who is providing this Proxy Statement?

This Proxy Statement is being furnished to you in connection with the solicitation by the board of directors of ExlService Holdings, Inc., a Delaware corporation (“us,” “we,” “our” or the “Company”), of proxies to be used at our 2023 Annual Meeting of Stockholders (the “Annual Meeting”) to be held in virtual format only via live audio webcast at the website www.virtualshareholdermeeting.com/EXLS2023 on June 20, 2023 at 8:30 AM, Eastern Time, and any adjournments or postponements thereof.

How are the proxy materials being made available?

In accordance with rules and regulations adopted by the Securities and Exchange Commission (the “SEC”), instead of mailing a printed copy of our proxy materials to each stockholder of record, the Company furnishes proxy materials via the Internet. If you received a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) by mail, you will not receive a printed copy of our proxy materials other than as described herein. Instead, the Internet Notice will instruct you as to how you may access and review all of the important information contained in the proxy materials. The Internet Notice also instructs you as to how you may submit your proxy over the Internet or by phone. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting proxy materials included in the Internet Notice.

Our Notice of Annual Meeting, Proxy Statement and form of proxy card are each available at www.proxyvote.com. You may access these materials and provide your proxy by following the instructions provided in the Internet Notice.

When will the internet notice be sent?

We anticipate the Internet Notice will be sent to stockholders on or about April 28, 2023. This Proxy Statement and the form of proxy relating to the Annual Meeting will be made available via the Internet to stockholders on or prior to the date that the Internet Notice is first sent.

Who can vote?

Only stockholders who own shares of our common stock at the close of business on April 21, 2023, the record date for the Annual Meeting, can vote at the Annual Meeting. As of the close of business on April 21, 2023, the record date, we had 33,255,209 shares of common stock outstanding and entitled to vote. Each holder of common stock is entitled to one vote for each share held as of the record date for the Annual Meeting.

Is cumulative voting applicable in the election of directors?

There is no cumulative voting in the election of directors.

128	/	EXL 2023 Proxy Statement

Annual meeting Q&A

How do I vote my shares?

If your shares are registered directly in your name with Computershare Trust Company, N.A., our transfer agent (which means you are a “stockholder of record”), you can vote your proxy by (i) Internet, (ii) by phone or (iii) by requesting that proxy materials be sent to you by mail that will include a proxy card that you can use to vote by completing, signing, dating and returning the proxy card in the prepaid postage envelope provided. Please refer to the specific instructions set forth in the Internet Notice.

If you are the beneficial owner of shares held in the name of a brokerage, bank, trust or other nominee as a custodian (also referred to as shares held in “street name”), your broker, bank, trustee or nominee will provide you with materials and instructions for voting your shares. In addition to voting by mail, a number of banks and brokerage firms participate in a program provided through Broadridge Financial Solutions, Inc. (“Broadridge”) that offers telephone and Internet voting options. Votes submitted by telephone or by using the Internet through Broadridge’s program must be received by 11:59 p.m. Eastern Time, on June 19, 2023.

You also have the right to vote electronically at the Annual Meeting if you decide to attend. Our board of directors recommends that you vote by Internet, phone or mail even if you choose to attend the Annual Meeting. If you are a “stockholder of record,” you may vote your shares electronically at the Annual Meeting. If you hold your shares in “street name,” you must obtain a proxy from your broker, bank, trustee or nominee giving you the right to vote the shares electronically at the Annual Meeting or your vote at the Annual Meeting will not be counted.

You will not be able to vote your shares unless you use one of the methods described above to designate a proxy or you vote electronically at the Annual Meeting.

Can I revoke my proxy?

You can revoke your proxy at any time before it is exercised in any of the following ways:

•	by voting at the Annual Meeting;
•	by submitting written notice of revocation to the inspector of elections prior to the Annual Meeting; or
•	by submitting another properly executed proxy of a later date to the inspector of elections prior to the Annual Meeting.

How is a quorum established at the Annual Meeting?

A quorum, which is a majority of the issued and outstanding shares of our common stock as of the record date of April 21, 2023, must be present, in person or by proxy, to conduct business at the Annual Meeting. A quorum is calculated based on the number of shares represented by the stockholders attending the Annual Meeting in person and by their proxy holders. If you indicate an abstention as your voting preference for all matters to be acted upon at the Annual Meeting, your shares will be counted toward a quorum but they will not be voted on any matter. Virtual attendance at our Annual Meeting constitutes presence in person for purposes of quorum at the Annual Meeting.

EXL 2023 Proxy Statement	/	129

Annual meeting Q&A

What is a “broker non-vote”?

If you are the beneficial owner of shares held in “street name” by a broker, then your broker, as the record holder of the shares, must vote those shares in accordance with your instructions. If you fail to provide instructions to your broker, under the New York Stock Exchange rules (which apply to brokers even though our shares are listed on the NASDAQ Stock Market), your broker will not be authorized to vote your shares on “non-routine” proposals as described below. As a result, a “broker non-vote” occurs. However, without your instructions, your broker has discretionary authority to vote your shares with respect to “routine” proposals only.

How many votes are needed to approve each proposal and what is the effect of abstentions and/or broker non-votes?

If you submit your proxy, but do not mark your voting preference, the proxy holders will vote your shares (i) FOR the election of all seven nominees for director, (ii) FOR the ratification of the appointment of our independent registered public accounting firm, (iii) FOR the approval on an advisory (non-binding) basis of the compensation of our named executive officers, (iv) EVERY YEAR on the determination of the frequency of the vote to approve the compensation of the named executive officers of the Company, (v) FOR the approval of the amendment to our Amended and Restated Certificate of Incorporation effecting the Stock Split (and a corresponding increase in the authorized shares), (vi) FOR the amendment to our Amended and Restated Certificate of Incorporation to allow removal of directors with or without cause and (vii) as described below, in the judgment of the proxy holder on any other matters properly presented at the Annual Meeting.

130	/	EXL 2023 Proxy Statement

Annual meeting Q&A

The chart below summarizes, for each proposal described in this Proxy Statement, the Board’s voting recommendation, the voting approval standard, and the effect of abstentions and broker non-votes. Virtual attendance at our Annual Meeting will constitute presence “in person” for purposes of voting at the Annual Meeting.

Proposal	Board voting recommendation	Voting approval standard	Effect of abstentions(1)	Routine or non-routine	Effect of broker non- vote(2)

1: Election of directors	FOR the election of each nominee	Affirmative vote of a majority of votes cast(3)	No effect	Non-routine	No effect

2: The ratification of the appointment of our independent registered public accounting firm	FOR	Majority of shares present and entitled to vote	Vote against(4)	Routine	N/A

3: The advisory (non-binding) approval of the compensation of our named executive officers	FOR	Majority of shares present and entitled to vote	Vote against(4)	Non-routine	No effect

4: The advisory (non-binding) vote on the frequency of the say-on-pay vote	EVERY YEAR	Majority of shares present and entitled to vote	Vote against(4)	Non-routine	No effect

5: The approval of an amendment to our Amended and Restated Certificate of Incorporation to effect the Stock Split and Share Increase	FOR	Affirmative vote of a majority of shares outstanding	Vote against(4)	Routine	N/A

6: The approval of an amendment to our Amended and Restated Certificate of Incorporation to allow removal of directors with or without cause by the affirmative vote of holders of a majority of the total outstanding shares of common stock

	FOR	Affirmative vote of 66 2/3% of the shares outstanding	Vote against(4)	Non-routine	Vote against

(1) If you wish to abstain from voting on a proposal, you must indicate, or mark ABSTAIN, while voting. If a proxy is submitted with no direction given, the proxies given to the proxy holders will be voted in accordance with the Board recommendations.

(2) As discussed above under “What is a broker non-vote?,” brokers will not be entitled to vote on “non-routine” proposals unless beneficial owners provide voting instructions.

(3) Under our By-Laws, directors who are standing for election at the Annual Meeting will be elected by the affirmative vote of a majority of votes cast (meaning the number of shares voted “for” a nominee must exceed the number of shares voted “against” such nominee) by stockholders in person or represented by proxy and entitled to vote at the Annual Meeting. If any incumbent nominee for director receives a greater number of votes “against” his or her election than votes “for” such election, our By-laws provide that such person will tender to the board of directors his or her resignation as a director. You may cast your vote in favor of electing all of the nominees as directors, against one or more nominees, or abstain from voting your shares.

(4) Under the Delaware General Corporation Law, shares that abstain constitute shares that are present and entitled to vote and, accordingly, have the practical effect of being voted “against” these proposals requiring a majority of shares present and entitled to vote or those based on total shares outstanding).

Are there other matters to be acted upon at the meeting?

Our board of directors presently is not aware of any matters, other than those specifically stated in the Notice of Annual Meeting, which are to be presented for action at the Annual Meeting. If any matter other than those described in this Proxy Statement is

EXL 2023 Proxy Statement	/	131

Annual meeting Q&A

presented at the Annual Meeting on which a vote may properly be taken, the shares represented by proxies will be voted in accordance with the judgment of the person or persons voting those shares.

What about adjournments and postponements?

Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting is properly adjourned or postponed.

Who pays for solicitation of proxies?

We will pay the cost of printing and mailing proxy materials and posting them on the Internet. Upon request, we will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners of shares of our common stock.

How can I attend the Annual Meeting and why is the Company holding the Annual Meeting in a virtual only format?

As we have done in recent years, we will hold a virtual Annual Meeting rather than a meeting at any physical location. We believe that holding a meeting in a virtual format provides an opportunity for broader stockholder participation.

To attend and participate in the Virtual Annual Meeting, stockholders will need to access the live audio webcast of the meeting. To do so, stockholders of record will need to visit www.virtualshareholdermeeting.com/EXLS2023 and use their 16-digit Control Numbers provided in the Internet Notice to log in to this website, and beneficial owners of shares held in street name will need to follow the instructions provided by the broker, bank or other nominee that holds their shares. We encourage stockholders to log in to this website and access the webcast before the Annual Meeting’s start time. Further instructions on how to attend, participate in and vote at the Annual Meeting, including how to demonstrate your ownership of our stock as of the record date, are available at www.virtualshareholdermeeting.com/EXLS2023. Please note you will only be able to attend, participate and vote in the meeting using this website. All references to attending the Annual Meeting “in person” in this Proxy Statement shall mean attending the live webcast at the Annual Meeting.

How do I submit questions at the Annual Meeting?

We are committed to ensuring that our stockholders will be afforded the same rights and opportunities to participate in a virtual Annual Meeting as they would at a meeting held at a physical location. You will be able to submit questions during our Annual Meeting by visiting www.virtualshareholdermeeting.com/EXLS2023. We will try to answer as many stockholder-submitted questions as time permits that comply with the meeting rules of conduct as determined by the chair of the meeting. However, we reserve the right to edit profanity or other inappropriate language, or to exclude questions that are not pertinent to meeting

132	/	EXL 2023 Proxy Statement

Annual meeting Q&A

matters or that are otherwise inappropriate. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition.

Will the Annual Meeting be recorded?

A recording of the Annual Meeting will be available online at http://ir.exlservice.com for approximately 12 months following the meeting date.

What if I have technical difficulties or trouble accessing the virtual Annual Meeting?

We will have technicians ready to assist you with any technical difficulties you may have accessing the live webcast of the Annual Meeting. A technical support phone number will be posted on www.virtualshareholdermeeting.com/EXLS2023 that you may call if you experience technical difficulties during the check-in process or during the Annual Meeting.

What if I have further questions?

If you have any further questions about voting your shares or attending the Annual Meeting, please call our Investor Relations Department at (212) 624-5913 or email at ir@exlservice.com.

Important

Please promptly vote and submit your proxy before the Annual Meeting by (i) Internet (by following the instructions provided in the Internet Notice), (ii) by phone (by following the instructions provided in the Internet Notice) or (iii) by requesting that proxy materials be sent to you by mail that will include a proxy card that you can use to vote by completing, signing, dating and returning the proxy card in the prepaid postage envelope provided. This will not limit your right to attend or vote at the Annual Meeting.

EXL 2023 Proxy Statement	/	133

Other matters

Other matters

Our board of directors does not know of any other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, your proxy holders will vote on it as they think best unless you direct them otherwise in your proxy instructions.

Whether or not you intend to be present at the Annual Meeting, we urge you to submit your signed proxy promptly.

By Order of the Board of Directors,

Ajay Ayyappan

Executive Vice President, General Counsel and Corporate Secretary

New York, New York

April 28, 2023

We will furnish without charge to each person whose proxy is being solicited, upon the written request of any such person, a copy of the 2022 Form 10-K, as filed with the SEC, as well as copies of exhibits to the 2022 Form 10-K, but for copies of exhibits will charge a reasonable fee per page to any requesting stockholder. Stockholders may make such request in writing to ExlService Holdings, Inc., 320 Park Avenue, 29th Floor, New York, New York 10022, Attention: Investor Relations. The request must include a representation by the stockholder that as of April 21, 2023, the stockholder was entitled to vote at the Annual Meeting.

134	/	EXL 2023 Proxy Statement

Annex A

Annex A

CERTIFICATE OF AMENDMENT

TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

EXLSERVICE HOLDINGS, INC.

I, the undersigned, being the officer designated by the board of directors to execute this Certificate of Amendment to the Amended and Restated Certificate of Incorporation, as amended (the “Amended and Restated Certificate of Incorporation”), of ExlService Holdings, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware do hereby certify:

FIRST: By unanimous written consent of the Corporation’s Board of Directors, resolutions were duly adopted setting forth a proposed amendment to the Amended and Restated Certificate of Incorporation, declaring said amendment to be advisable and directing that the amendment be considered at the next annual meeting of the stockholders of the Corporation.

The amendments to the Amended and Restated Certificate of Incorporation as set forth in such resolutions, are as follows:

1. Section 4.1 of the Amended and Restated Certificate of Incorporation is hereby amended and restated in its entirety to read as follows:

“4.1 Number of Shares. The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares of all classes of stock which the Corporation shall have authority to issue is 290,000,000 shares, consisting of (i) 400,000,000 shares of Common Stock, $0.001 par value per share (“Common Stock”) and (ii) 15,000,000 shares of Preferred Stock, $0.001 par value per share (“Preferred Stock”), of which 45,833.36 are designated as Series A Preferred Stock (“Series A Preferred Stock”).”

2. Section 4.2 of the Amended and Restated Certificate of Incorporation is hereby amended and restated in its entirety to read as follows:

“4.2 Stock Split. Without any other action on the part of the Corporation or any other person, effective                      (the “Effective Time”), (i) each share of Common Stock issued and outstanding, and each share of Common Stock held as treasury stock, as of such time (the “Pre-Split Common Stock”) shall automatically, without further action on the part of the Corporation or any holder of Pre-Split Common Stock, convert into five fully paid and nonassessable shares of Common Stock, $0.001 par value per share, reflecting a 5-for-1 stock split. The conversion described in the foregoing sentence shall be referred to herein as the “Stock Split”. No script or fractional shares of Common Stock shall be issued upon the Stock Split, and the par value of the Common Stock shall not be affected. At the Effective Time, each holder of Common Stock shall automatically hold the number of

EXL 2023 Proxy Statement	/	135

Annex A

Pre-Split Common Stock shares held by such holder multiplied by five. From and after the Effective Time, any stock certificates that, immediately prior to the Effective Time, represented the shares of Pre-Split Common Stock shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent the number of shares of Common Stock into which such Pre-Split Common Stock has been converted in the Stock Split. Whenever any fractional shares of Common Stock would otherwise be required to be issued or distributed, the actual issuance or distribution shall reflect a rounding of such fraction to the nearest whole share of Common Stock (rounded down).”

SECOND: That said amendments were duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware. The foregoing amendments shall be effective upon filing with the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by a duly authorized officer of the Corporation as of this ___ day of _______, 2023.

EXLSERVICE HOLDINGS, INC.

By:
Name:	Rohit Kapoor
Title:	Chief Executive Officer, Vice-Chairman and Director

136	/	EXL 2023 Proxy Statement

Annex B

Annex B

CERTIFICATE OF AMENDMENT

TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

EXLSERVICE HOLDINGS, INC.

I, the undersigned, being the officer designated by the board of directors to execute this Certificate of Amendment to the Amended and Restated Certificate of Incorporation, as amended (the “Amended and Restated Certificate of Incorporation”), of ExlService Holdings, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware do hereby certify:

FIRST: By unanimous written consent of the Corporation’s Board of Directors, resolutions were duly adopted setting forth a proposed amendment to the Amended and Restated Certificate of Incorporation, declaring said amendment to be advisable and directing that the amendment be considered at the next annual meeting of the stockholders of the Corporation.

The amendments to the Amended and Restated Certificate of Incorporation as set forth in such resolutions, is as follows:

1. Section 6.4 of the Amended and Restated Certificate of Incorporation, as amended, is hereby amended and restated in its entirety to read as follows:

“6.4 Removal of Directors. Unless otherwise restricted by applicable law and except for such additional Directors, if any, as are elected by the holders of any series of Preferred Stock as provided for or fixed pursuant to the provisions of Section 5 hereof, any Director, or the entire Board, may be removed from office at any time, with or without cause, by the affirmative vote of at least a majority of the total voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of Directors, voting together as a single class.”

SECOND: That said amendments were duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware. The foregoing amendments shall be effective upon filing with the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by a duly authorized officer of the Corporation as of this ___ day of June, 2023.

EXLSERVICE HOLDINGS, INC.

By:
Name:	Rohit Kapoor
Title:	Chief Executive Officer, Vice-Chairman and Director

EXL 2023 Proxy Statement	/	137

UNITED STATES (GLOBAL HEADQUARTERS)
320 Park Avenue, 29th Floor
New York, New York 10022
T +1 212.277.7100 F +1 212.277.7111

To find out more, contact us

exlservice.com

For more information, visit exlservice.com

© 2023 ExlService Holdings, Inc. All rights reserved.
Additional information: www.exlservice.com/legal-disclaimer

EXLSERVICE HOLDINGS, INC. 320 PARK AVENUE, 29TH FLOOR NEW YORK, NY 10022 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 19, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting—Go to www.virtualshareholdermeeting.com/EXLS2023 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 19, 2023. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V08548-P89920 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY EXLSERVICE HOLDINGS, INC. The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: For Against Abstain The Board of Directors recommends you vote FOR proposals 2 For Against Abstain and 3, 1 YEAR for proposal 4, and FOR proposals 5 and 6. 1a. Vikram Pandit ! ! ! 2. The ratification of the selection of Deloitte & Touche LLP as the ! ! ! independent registered public accounting firm of the Company for fiscal year 2023. 1b. Rohit Kapoor ! ! ! For Against Abstain 1c. Andreas Fibig ! ! ! 3. The approval, on a non-binding advisory basis, of the compensation ! ! ! of the named executive officers of the Company. 1d. Som Mittal ! ! ! 1 Year 2 Years 3Years Abstain 4. The approval, on a non-binding advisory basis, of the 1e. Kristy Pipes ! ! ! frequency of our future non-binding advisory votes ! ! ! ! approving the compensation of the named executive officers of the Company. 1f. Nitin Sahney ! ! ! For Against Abstain 5. The approval of an Amendment to our Amended and Restated 1g. Jaynie Studenmund ! ! ! Certificate of Incorporation to effect a 5-for-1 “forward” stock ! ! ! split with a corresponding increase in the authorized number of shares of our common stock. For Against Abstain 6. The approval of an Amendment to our Amended and Restated Certificate of Incorporation to allow for the removal of directors with or without cause by the affirmative vote of holders of a ! ! ! majority of the total outstanding shares of our common stock. NOTE: The proxies are authorized to act upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com
V08549-P89920
EXLSERVICE HOLDINGS, INC. Annual Meeting of Stockholders June 20, 2023 8:30 AM ET
This proxy is solicited by the Board of Directors
The stockholder(s) hereby appoint(s) Maurizio Nicolelli and Ajay Ayyappan, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of EXLSERVICE HOLDINGS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held virtually via live audio webcast at www.virtualshareholdermeeting.com/EXLS2023, at 8:30 A.M., Eastern Time on June 20, 2023, and any adjournment or postponement thereof.
The undersigned hereby also authorize(s) the proxy, in his or her discretion, to vote on any other business that may properly be brought before the meeting or any adjournment or postponement thereof to the extent authorized by Rule 14a-4(c) promulgated by the Securities and Exchange Commission.
The undersigned hereby acknowledge(s) receipt of the notice of Annual Meeting of Stockholders, dated on or about April 28, 2023, and the Proxy Statement furnished therewith.
This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations, and accordingly, will be voted FOR each of the Board of Directors’ nominees for director specified in Proposal 1, FOR Proposals 2 and 3, 1 YEAR for Proposal 4, and FOR Proposals 5 and 6, unless a contrary choice is specified, in which case the proxy will be voted as specified.
Continued and to be signed on reverse side